UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2019

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2019

VP Balanced Fund
Class I (AVBIX)
Class II (AVBTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	19.85%	6.47%	8.78%	—	5/1/91
S&P 500 Index	—	31.49%	11.69%	13.55%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	8.72%	3.05%	3.74%	—	—
Blended Index	—	22.18%	8.37%	9.77%	—	—
Class II	AVBTX	19.39%	—	—	8.84%	5/2/16
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2019
Class I — $23,209

S&P 500 Index — $35,666

Bloomberg Barclays U.S. Aggregate Bond Index — $14,445

Blended Index — $25,398

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Claudia Musat and Steven Rossi
Fixed-Income Portfolio Managers: Bob Gahagan, Brian Howell and Charles Tan

Performance Summary

VP Balanced returned 19.85%* for the year ended December 31, 2019. By comparison, a blended index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index returned 22.18%. Because the vast majority of the portfolio’s risk and return come from its stock allocation, we will begin by discussing the performance of the equity portion of VP Balanced.

Consumer Discretionary Leading Detractor

Investments in the consumer discretionary sector drove underperformance, led by stock selection in the multiline retail; textiles, apparel and luxury goods; and hotels, restaurants and leisure industries. An overweight to Kohl’s was among the top individual detractors from sector and total portfolio performance. The department store chain has struggled with decreased foot traffic and falling sales. We have exited the stock. Within textiles, apparel and luxury goods, an overweight to accessories manufacturer Tapestry provided a strong headwind to results. The stock fell during the period due in part to disappointing sales. We have since closed the position.

Fund results were also constrained by stock selection in the materials sector. Three of the top-10 detracting positions were from this sector. In the metals and mining industry, Steel Dynamics weighed on returns. The stock came under pressure during the period due to decreased demand for the company’s products amid slowing non-U.S. growth. Trade rhetoric also affected the stock at various points during the year. Paper and forest products company Domtar was also among the leading detractors, as was chemicals company Ecolab. We have closed our position in Domtar.

Financials and Energy Decisions Bolster Results

In the financials sector, stock selection within the capital markets industry was a primary driver of results. A position in TD Ameritrade Holding was among the top contributors to sector and overall portfolio returns. The stock gained on the back of strong revenues and several rounds of earnings that were in line with or beat expectations. Despite its benefit to the portfolio, the stock experienced periodic bouts of volatility during the period, due in part to the merger with The Charles Schwab Corp. We have since closed the position. In the diversified financial services industry, an underweight to Berkshire Hathaway was also among the top-contributing positions.

Positioning within energy also provided a tailwind to portfolio returns. Reduced exposure to several drilling and exploration and refining companies, which suffered during the period, was beneficial to performance. Concerns about excess oil supply helped to provide downward pressure on the price during the year and worry about the pace of global growth and future demand for crude oil worked to further depress sentiment. An underweight position in Exxon Mobil was among the top contributors to sector and portfolio performance.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

Elsewhere in the markets, an overweight to consumer electronics giant Apple was among the top overall contributors for the year. Apple stock displayed considerable gains for the period, backed by strong demand for its products. Business services provider CoStar Group was also among the top contributors. We have since exited our position in CoStar.

The use of hedging instruments or derivatives had no material impact on performance during the period.

Bonds Gain in a Falling Rate Environment

In fixed income, markets began the year by recovering from severe volatility and spread widening, which occurred in December 2018. (When yield spreads widen, higher-yielding credit-sensitive bonds typically underperform Treasuries, and vice versa.) In January 2019, the U.S. Federal Reserve (Fed) pivoted to a more dovish stance and other global central banks followed suit, stating their willingness to support growth rates. Spreads began to tighten, and yields began a downward trend that lasted throughout much of the period. Corporate bonds outperformed the broader market and most spread sectors outpaced like-duration Treasuries during much of the 12 months. U.S. interest rates generally fell during the year, pressured by concerns over slowing global growth and periodically escalating trade rhetoric. Bond prices rose in the falling rate environment. In an effort to support the growth rate of the U.S. economy, the Fed cut its short-term interest rate three times during the latter half of the year, each time by 25 basis points. In November and December, yields on longer-dated U.S. Treasuries reversed course and began to increase, causing the yield curve to steepen and stalling gains on the previously strong performing, longer-dated debt. The Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72% during the period.

A Look Ahead

While we believe the risk of a U.S. recession next year is fading, we think it’s possible that growth may decelerate in the near term. Weaker capital spending and trade policy uncertainty may keep downward pressure on U.S. gross domestic product. However, we anticipate the U.S. economy may remain stronger than other developed markets economies. We expect Europe’s economic slowdown has stabilized, although we do not necessarily foresee increased growth rates in 2020 due to continued weak global demand. We expect global inflation rates to remain low and for global central banks to continue their accommodative policies, keeping interest rates near current levels. Longer-dated sovereign yields have started to increase, although shorter-term yields remain relatively low.

Though we believe these monetary and geopolitical shifts give the global economy room to improve, 2020 remains uncertain. Our investment teams continue to think defensively. We are paying attention to how our portfolios may behave in unexpected downturns. Given this, we recommend our clients maintain a balanced approach with a keen eye toward managing downside risk. We believe investors may benefit from having exposure to proven equity and fixed-income strategies designed to help insulate them from short-term volatility.

Fund Characteristics

DECEMBER 31, 2019
Top Ten Common Stocks	% of net assets
Apple, Inc.	3.4%
Microsoft Corp.	2.5%
Amazon.com, Inc.	2.0%
Alphabet, Inc., Class A	1.9%
Facebook, Inc., Class A	1.5%
JPMorgan Chase & Co.	1.1%
Broadcom, Inc.	0.9%
Bank of America Corp.	0.7%
Visa, Inc., Class A	0.7%
Biogen, Inc.	0.7%

Top Five Common Stocks Industries	% of net assets
Software	4.8%
Interactive Media and Services	3.4%
Technology Hardware, Storage and Peripherals	3.4%
Banks	3.0%
Internet and Direct Marketing Retail	2.9%

Key Fixed-Income Portfolio Statistics
Average Duration (effective)	5.7 years
Weighted Average Life to Maturity	7.8 years

Types of Investments in Portfolio	% of net assets
Common Stocks	57.2%
U.S. Treasury Securities	15.5%
Corporate Bonds	10.0%
U.S. Government Agency Mortgage-Backed Securities	9.1%
Asset-Backed Securities	2.4%
Collateralized Mortgage Obligations	1.1%
Collateralized Loan Obligations	1.0%
Commercial Mortgage-Backed Securities	0.9%
Municipal Securities	0.5%
U.S. Government Agency Securities	0.1%
Sovereign Governments and Agencies	0.1%
Bank Loan Obligations	—*
Preferred Stocks	—*
Temporary Cash Investments	3.9%
Other Assets and Liabilities	(1.8)%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period(1) 7/1/19 - 12/31/19	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,058.00	$4.31	0.83%
Class II	$1,000	$1,056.60	$5.60	1.08%
Hypothetical
Class I	$1,000	$1,021.02	$4.23	0.83%
Class II	$1,000	$1,019.76	$5.50	1.08%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2019

	Shares/ Principal Amount	Value
COMMON STOCKS — 57.2%
Aerospace and Defense — 0.9%
HEICO Corp.	5,098	$581,937
Hexcel Corp.	5,290	387,810
Lockheed Martin Corp.	1,911	744,105
Mercury Systems, Inc.(1)	1,145	79,131
Northrop Grumman Corp.	777	267,265
Raytheon Co.	1,903	418,165
		2,478,413
Air Freight and Logistics — 0.1%
CH Robinson Worldwide, Inc.	5,184	405,389
Airlines — 0.1%
Delta Air Lines, Inc.	5,107	298,657
Auto Components — 0.5%
BorgWarner, Inc.	17,853	774,463
Gentex Corp.	23,297	675,147
		1,449,610
Banks — 3.0%
Bank of America Corp.	60,086	2,116,229
Comerica, Inc.	10,260	736,155
JPMorgan Chase & Co.	22,264	3,103,602
M&T Bank Corp.	3,606	612,118
Signature Bank	3,297	450,403
SVB Financial Group(1)	1,695	425,513
Wells Fargo & Co.	24,381	1,311,698
		8,755,718
Beverages — 0.8%
Coca-Cola Co. (The)	12,774	707,041
Monster Beverage Corp.(1)	15,164	963,672
PepsiCo, Inc.	5,356	732,005
		2,402,718
Biotechnology — 1.8%
AbbVie, Inc.	6,392	565,948
Alexion Pharmaceuticals, Inc.(1)	5,907	638,842
Amgen, Inc.	3,489	841,093
Biogen, Inc.(1)	6,729	1,996,696
Gilead Sciences, Inc.	3,311	215,149
Incyte Corp.(1)	10,622	927,513
		5,185,241
Building Products — 1.0%
Builders FirstSource, Inc.(1)	19,947	506,853
Fortune Brands Home & Security, Inc.	10,218	667,644
Johnson Controls International plc	9,810	399,365

	Shares/ Principal Amount	Value
Masco Corp.	24,928	$1,196,295
		2,770,157
Capital Markets — 0.9%
Artisan Partners Asset Management, Inc., Class A	13,631	440,554
FactSet Research Systems, Inc.	1,843	494,477
Moody's Corp.	3,326	789,626
MSCI, Inc.	2,931	756,725
		2,481,382
Chemicals — 0.7%
CF Industries Holdings, Inc.	2,697	128,755
Ecolab, Inc.	4,090	789,329
NewMarket Corp.	1,295	630,043
Valvoline, Inc.	16,256	348,041
		1,896,168
Commercial Services and Supplies — 0.9%
Republic Services, Inc.	8,530	764,544
Tetra Tech, Inc.	6,188	533,158
UniFirst Corp.	1,066	215,310
Waste Management, Inc.	10,405	1,185,754
		2,698,766
Communications Equipment — 0.7%
Cisco Systems, Inc.	19,734	946,443
Juniper Networks, Inc.	11,116	273,787
Motorola Solutions, Inc.	4,304	693,546
		1,913,776
Construction and Engineering — 0.2%
MasTec, Inc.(1)	9,345	599,575
Consumer Finance — 1.3%
American Express Co.	6,084	757,397
Discover Financial Services	17,646	1,496,734
Synchrony Financial	44,441	1,600,320
		3,854,451
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(1)	6,997	1,584,821
Diversified Telecommunication Services — 1.1%
AT&T, Inc.	27,245	1,064,735
CenturyLink, Inc.	36,625	483,816
Verizon Communications, Inc.	28,538	1,752,233
		3,300,784
Electric Utilities — 0.4%
IDACORP, Inc.	4,509	481,561
NextEra Energy, Inc.	2,372	574,404
		1,055,965
Electrical Equipment — 0.2%
Acuity Brands, Inc.	3,419	471,822
Electronic Equipment, Instruments and Components — 0.6%
CDW Corp.	5,522	788,762

	Shares/ Principal Amount	Value
Keysight Technologies, Inc.(1)	8,295	$851,316
		1,640,078
Entertainment — 1.6%
Activision Blizzard, Inc.	28,435	1,689,608
Electronic Arts, Inc.(1)	17,593	1,891,423
Take-Two Interactive Software, Inc.(1)	6,377	780,736
Walt Disney Co. (The)	2,554	369,385
		4,731,152
Equity Real Estate Investment Trusts (REITs) — 1.1%
Alexander & Baldwin, Inc.	4,114	86,229
American Tower Corp.	2,098	482,162
GEO Group, Inc. (The)	5,216	86,638
Life Storage, Inc.	5,975	646,973
PS Business Parks, Inc.	2,008	331,059
Public Storage	2,762	588,196
SBA Communications Corp.	2,036	490,656
Weingarten Realty Investors	14,729	460,134
		3,172,047
Food and Staples Retailing — 0.4%
Casey's General Stores, Inc.	2,131	338,808
Walgreens Boots Alliance, Inc.	13,059	769,958
		1,108,766
Food Products — 1.9%
Campbell Soup Co.	36,106	1,784,358
General Mills, Inc.	30,793	1,649,273
Hershey Co. (The)	9,560	1,405,129
Kellogg Co.	7,125	492,765
		5,331,525
Health Care Equipment and Supplies — 2.2%
Abbott Laboratories	13,298	1,155,064
Baxter International, Inc.	13,613	1,138,319
Danaher Corp.	2,050	314,634
DENTSPLY SIRONA, Inc.	9,278	525,042
Edwards Lifesciences Corp.(1)	4,064	948,091
Hologic, Inc.(1)	20,281	1,058,871
Integer Holdings Corp.(1)	2,547	204,855
Stryker Corp.	4,620	969,923
		6,314,799
Health Care Providers and Services — 0.8%
Amedisys, Inc.(1)	4,692	783,189
Chemed Corp.	467	205,134
McKesson Corp.	3,173	438,889
UnitedHealth Group, Inc.	2,510	737,890
		2,165,102
Health Care Technology — 0.4%
Cerner Corp.	7,632	560,112

	Shares/ Principal Amount	Value
Veeva Systems, Inc., Class A(1)	4,486	$631,001
		1,191,113
Hotels, Restaurants and Leisure — 0.8%
Darden Restaurants, Inc.	4,311	469,942
Starbucks Corp.	19,225	1,690,262
		2,160,204
Household Durables — 0.2%
PulteGroup, Inc.	14,184	550,339
Household Products — 1.2%
Colgate-Palmolive Co.	17,828	1,227,280
Kimberly-Clark Corp.	7,087	974,817
Procter & Gamble Co. (The)	9,096	1,136,090
		3,338,187
Industrial Conglomerates — 0.2%
Carlisle Cos., Inc.	3,471	561,747
Insurance — 1.6%
American Financial Group, Inc.	4,500	493,425
Arch Capital Group Ltd.(1)	15,400	660,506
Marsh & McLennan Cos., Inc.	5,524	615,429
Mercury General Corp.	11,892	579,497
Progressive Corp. (The)	22,703	1,643,470
RenaissanceRe Holdings Ltd.	2,408	472,016
		4,464,343
Interactive Media and Services — 3.4%
Alphabet, Inc., Class A(1)	4,132	5,534,359
Facebook, Inc., Class A(1)	21,262	4,364,026
		9,898,385
Internet and Direct Marketing Retail — 2.9%
Amazon.com, Inc.(1)	3,061	5,656,238
Booking Holdings, Inc.(1)	376	772,203
eBay, Inc.	40,387	1,458,375
Expedia Group, Inc.	5,138	555,623
		8,442,439
IT Services — 2.7%
Accenture plc, Class A	2,878	606,021
Akamai Technologies, Inc.(1)	6,026	520,526
Amdocs Ltd.	5,633	406,646
EVERTEC, Inc.	8,401	285,970
International Business Machines Corp.	8,278	1,109,583
Mastercard, Inc., Class A	4,178	1,247,509
PayPal Holdings, Inc.(1)	7,588	820,794
Visa, Inc., Class A	10,934	2,054,499
Western Union Co. (The)	24,981	668,991
		7,720,539
Life Sciences Tools and Services — 1.2%
Agilent Technologies, Inc.	19,399	1,654,929
Bio-Rad Laboratories, Inc., Class A(1)	1,928	713,418

	Shares/ Principal Amount	Value
Illumina, Inc.(1)	1,253	$415,670
Thermo Fisher Scientific, Inc.	1,723	559,751
		3,343,768
Machinery — 1.3%
Allison Transmission Holdings, Inc.	29,279	1,414,761
Cummins, Inc.	7,705	1,378,887
Snap-on, Inc.	5,995	1,015,553
		3,809,201
Media — 0.3%
Discovery, Inc., Class C(1)	14,805	451,405
Sirius XM Holdings, Inc.	67,262	480,923
		932,328
Metals and Mining — 0.4%
Reliance Steel & Aluminum Co.	3,531	422,873
Royal Gold, Inc.	3,345	408,926
Steel Dynamics, Inc.	7,667	260,985
		1,092,784
Multiline Retail — 0.5%
Target Corp.	10,256	1,314,922
Oil, Gas and Consumable Fuels — 1.2%
Chevron Corp.	11,903	1,434,431
Exxon Mobil Corp.	9,936	693,334
HollyFrontier Corp.	25,358	1,285,904
		3,413,669
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	2,977	614,870
Pharmaceuticals — 2.0%
Bristol-Myers Squibb Co.	17,403	1,117,098
Jazz Pharmaceuticals plc(1)	3,238	483,369
Johnson & Johnson	8,456	1,233,477
Merck & Co., Inc.	19,316	1,756,790
Pfizer, Inc.	3,550	139,089
Zoetis, Inc.	6,965	921,818
		5,651,641
Professional Services — 0.3%
IHS Markit Ltd.(1)	4,503	339,301
Verisk Analytics, Inc.	3,910	583,919
		923,220
Semiconductors and Semiconductor Equipment — 2.7%
Applied Materials, Inc.	23,054	1,407,216
Broadcom, Inc.	8,254	2,608,429
Intel Corp.	15,112	904,453
KLA Corp.	4,857	865,372
Lam Research Corp.	2,590	757,316
Micron Technology, Inc.(1)	12,549	674,885
Texas Instruments, Inc.	4,700	602,963
		7,820,634

	Shares/ Principal Amount	Value
Software — 4.8%
Adobe, Inc.(1)	5,528	$1,823,190
Cadence Design Systems, Inc.(1)	13,192	914,997
Intuit, Inc.	4,305	1,127,609
Microsoft Corp.	45,560	7,184,812
Oracle Corp. (New York)	27,271	1,444,817
salesforce.com, Inc.(1)	6,024	979,743
VMware, Inc., Class A(1)	2,934	445,352
		13,920,520
Specialty Retail — 1.2%
AutoZone, Inc.(1)	1,477	1,759,565
Home Depot, Inc. (The)	2,519	550,099
Murphy USA, Inc.(1)	5,042	589,914
O'Reilly Automotive, Inc.(1)	1,272	557,467
		3,457,045
Technology Hardware, Storage and Peripherals — 3.4%
Apple, Inc.	33,070	9,711,006
Textiles, Apparel and Luxury Goods — 0.2%
NIKE, Inc., Class B	4,914	497,837
Thrifts and Mortgage Finance — 0.2%
Essent Group Ltd.	11,663	606,359
Trading Companies and Distributors — 0.2%
W.W. Grainger, Inc.	1,429	483,745
TOTAL COMMON STOCKS (Cost $126,573,248)		163,987,727
U.S. TREASURY SECURITIES — 15.5%
U.S. Treasury Bonds, 5.00%, 5/15/37	$100,000	141,454
U.S. Treasury Bonds, 3.50%, 2/15/39	600,000	718,561
U.S. Treasury Bonds, 4.625%, 2/15/40	600,000	828,938
U.S. Treasury Bonds, 3.125%, 11/15/41	200,000	226,683
U.S. Treasury Bonds, 3.00%, 5/15/42	1,700,000	1,889,788
U.S. Treasury Bonds, 2.75%, 11/15/42	550,000	586,467
U.S. Treasury Bonds, 2.875%, 5/15/43	300,000	326,576
U.S. Treasury Bonds, 2.50%, 2/15/45	1,710,000	1,743,305
U.S. Treasury Bonds, 3.00%, 5/15/45	200,000	223,087
U.S. Treasury Bonds, 3.00%, 11/15/45	400,000	447,099
U.S. Treasury Bonds, 3.375%, 11/15/48	1,160,000	1,398,509
U.S. Treasury Bonds, 2.25%, 8/15/49	1,850,000	1,793,088
U.S. Treasury Bonds, 2.375%, 11/15/49	350,000	348,522
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	704,235	711,327
U.S. Treasury Notes, 1.875%, 12/15/20(2)	200,000	200,441
U.S. Treasury Notes, 1.50%, 11/30/21	600,000	599,107
U.S. Treasury Notes, 2.625%, 12/15/21	1,800,000	1,835,559
U.S. Treasury Notes, 1.875%, 1/31/22	3,400,000	3,419,515
U.S. Treasury Notes, 2.375%, 3/15/22	1,500,000	1,525,690
U.S. Treasury Notes, 1.875%, 3/31/22	1,300,000	1,308,069
U.S. Treasury Notes, 1.75%, 6/15/22	1,000,000	1,003,806

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 1.50%, 9/15/22	$800,000	$797,875
U.S. Treasury Notes, 1.625%, 11/15/22	2,700,000	2,700,875
U.S. Treasury Notes, 2.00%, 11/30/22	3,100,000	3,133,922
U.S. Treasury Notes, 2.875%, 11/30/23	3,400,000	3,554,242
U.S. Treasury Notes, 2.375%, 2/29/24	400,000	411,132
U.S. Treasury Notes, 1.25%, 8/31/24	3,900,000	3,822,508
U.S. Treasury Notes, 1.50%, 11/30/24	300,000	297,327
U.S. Treasury Notes, 2.625%, 12/31/25	900,000	943,098
U.S. Treasury Notes, 1.375%, 8/31/26	500,000	485,907
U.S. Treasury Notes, 1.625%, 9/30/26	600,000	592,257
U.S. Treasury Notes, 1.625%, 10/31/26	3,000,000	2,959,563
U.S. Treasury Notes, 1.625%, 11/30/26	200,000	197,264
U.S. Treasury Notes, 3.125%, 11/15/28	2,100,000	2,307,916
U.S. Treasury Notes, 1.625%, 8/15/29	700,000	681,531
U.S. Treasury Notes, 1.75%, 11/15/29	300,000	295,277
TOTAL U.S. TREASURY SECURITIES (Cost $43,511,002)		44,456,285
CORPORATE BONDS — 10.0%
Aerospace and Defense†
Lockheed Martin Corp., 3.80%, 3/1/45	20,000	22,279
United Technologies Corp., 6.05%, 6/1/36	35,000	47,680
United Technologies Corp., 5.70%, 4/15/40	20,000	26,916
		96,875
Air Freight and Logistics†
United Parcel Service, Inc., 2.80%, 11/15/24	60,000	62,128
Automobiles — 0.2%
Ford Motor Credit Co. LLC, 2.68%, 1/9/20	200,000	200,016
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	50,000	52,346
General Motors Co., 5.15%, 4/1/38	50,000	51,124
General Motors Financial Co., Inc., 3.20%, 7/6/21	120,000	121,659
General Motors Financial Co., Inc., 5.25%, 3/1/26	100,000	111,056
		536,201
Banks — 2.4%
Bank of America Corp., 4.10%, 7/24/23	130,000	138,738
Bank of America Corp., MTN, 4.20%, 8/26/24	46,000	49,406
Bank of America Corp., MTN, 4.00%, 1/22/25	505,000	538,746
Bank of America Corp., MTN, 5.00%, 1/21/44	50,000	65,069
Bank of America Corp., MTN, VRN, 4.44%, 1/20/48	20,000	24,306
Bank of America Corp., VRN, 3.00%, 12/20/23	211,000	216,189
Bank of Montreal, MTN, 3.30%, 2/5/24	111,000	115,685
Barclays Bank plc, 5.14%, 10/14/20	200,000	204,201
BNP Paribas SA, VRN, 2.82%, 11/19/25(3)	250,000	252,903
Citigroup, Inc., 2.90%, 12/8/21	280,000	284,621
Citigroup, Inc., 2.75%, 4/25/22	165,000	167,570
Citigroup, Inc., 4.05%, 7/30/22	20,000	20,902
Citigroup, Inc., 3.20%, 10/21/26	340,000	352,701
Citigroup, Inc., VRN, 3.52%, 10/27/28	50,000	52,622

	Shares/ Principal Amount	Value
Discover Bank, 3.45%, 7/27/26	$250,000	$259,611
Fifth Third BanCorp., 4.30%, 1/16/24	95,000	102,088
Fifth Third BanCorp., 2.375%, 1/28/25	200,000	200,271
HSBC Holdings plc, 2.95%, 5/25/21	200,000	202,545
HSBC Holdings plc, 4.30%, 3/8/26	200,000	217,766
HSBC Holdings plc, 4.375%, 11/23/26	200,000	216,658
HSBC Holdings plc, VRN, 2.63%, 11/7/25	200,000	200,745
Huntington Bancshares, Inc., 2.30%, 1/14/22	40,000	40,216
JPMorgan Chase & Co., 2.55%, 3/1/21	60,000	60,466
JPMorgan Chase & Co., 4.625%, 5/10/21	160,000	165,596
JPMorgan Chase & Co., 3.875%, 9/10/24	105,000	112,397
JPMorgan Chase & Co., 3.125%, 1/23/25	420,000	438,450
JPMorgan Chase & Co., VRN, 4.02%, 12/5/24	140,000	149,289
JPMorgan Chase & Co., VRN, 3.54%, 5/1/28	20,000	21,242
JPMorgan Chase & Co., VRN, 3.70%, 5/6/30	70,000	75,370
JPMorgan Chase & Co., VRN, 3.88%, 7/24/38	60,000	66,357
JPMorgan Chase & Co., VRN, 3.96%, 11/15/48	20,000	22,668
JPMorgan Chase & Co., VRN, 3.90%, 1/23/49	20,000	22,471
PNC Bank N.A., 3.80%, 7/25/23	250,000	262,647
PNC Bank N.A., 2.70%, 10/22/29	250,000	249,810
PNC Bank N.A., VRN, 2.03%, 12/9/22	250,000	250,337
Regions Financial Corp., 2.75%, 8/14/22	60,000	61,074
Regions Financial Corp., 3.80%, 8/14/23	70,000	74,099
Royal Bank of Canada, 2.15%, 10/26/20	100,000	100,199
Royal Bank of Canada, MTN, 2.125%, 3/2/20	90,000	90,038
U.S. Bancorp, MTN, 3.60%, 9/11/24	50,000	53,135
Wells Fargo & Co., 3.07%, 1/24/23	40,000	40,838
Wells Fargo & Co., 4.125%, 8/15/23	180,000	191,186
Wells Fargo & Co., 3.00%, 4/22/26	40,000	41,122
Wells Fargo & Co., 5.61%, 1/15/44	120,000	157,904
Wells Fargo & Co., MTN, 3.55%, 9/29/25	150,000	158,845
Wells Fargo & Co., MTN, 4.65%, 11/4/44	25,000	29,361
Wells Fargo & Co., MTN, 4.75%, 12/7/46	10,000	11,990
Wells Fargo & Co., MTN, VRN, 3.58%, 5/22/28	50,000	53,138
Wells Fargo & Co., MTN, VRN, 2.88%, 10/30/30	140,000	140,939
		7,024,527
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	115,000	136,214
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	220,000	254,880
		391,094
Biotechnology — 0.5%
AbbVie, Inc., 2.90%, 11/6/22	190,000	193,927
AbbVie, Inc., 3.60%, 5/14/25	30,000	31,663
AbbVie, Inc., 3.20%, 11/21/29(3)	290,000	295,201
AbbVie, Inc., 4.40%, 11/6/42	80,000	86,511
AbbVie, Inc., 4.25%, 11/21/49(3)	100,000	105,694

	Shares/ Principal Amount	Value
Amgen, Inc., 2.65%, 5/11/22	$200,000	$203,033
Amgen, Inc., 4.66%, 6/15/51	46,000	54,106
Biogen, Inc., 3.625%, 9/15/22	70,000	72,844
Gilead Sciences, Inc., 4.40%, 12/1/21	100,000	104,347
Gilead Sciences, Inc., 3.65%, 3/1/26	250,000	269,039
		1,416,365
Capital Markets — 0.8%
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	290,000	304,234
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	270,000	283,980
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	10,000	12,276
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	325,000	327,274
Goldman Sachs Group, Inc. (The), VRN, 3.81%, 4/23/29	40,000	42,879
Morgan Stanley, 2.75%, 5/19/22	310,000	315,680
Morgan Stanley, 5.00%, 11/24/25	120,000	135,159
Morgan Stanley, 4.375%, 1/22/47	20,000	23,920
Morgan Stanley, MTN, 3.70%, 10/23/24	190,000	201,847
Morgan Stanley, MTN, 4.00%, 7/23/25	220,000	238,058
Morgan Stanley, MTN, VRN, 3.77%, 1/24/29	60,000	64,556
UBS Group AG, 3.49%, 5/23/23(3)	200,000	205,822
		2,155,685
Chemicals — 0.1%
CF Industries, Inc., 4.50%, 12/1/26(3)	90,000	97,976
CF Industries, Inc., 5.15%, 3/15/34	70,000	78,355
		176,331
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 3.55%, 6/1/22	50,000	51,650
Waste Connections, Inc., 3.50%, 5/1/29	80,000	84,720
Waste Management, Inc., 4.15%, 7/15/49	60,000	68,546
		204,916
Communications Equipment†
Cisco Systems, Inc., 5.90%, 2/15/39	20,000	28,008
Consumer Finance — 0.2%
Ally Financial, Inc., 3.875%, 5/21/24	60,000	62,975
American Express Co., 3.00%, 10/30/24	30,000	31,009
American Express Credit Corp., MTN, 2.20%, 3/3/20	175,000	175,007
American Express Credit Corp., MTN, 2.25%, 5/5/21	40,000	40,193
Capital One Financial Corp., 3.80%, 1/31/28	220,000	236,468
Synchrony Financial, 2.85%, 7/25/22	90,000	91,101
		636,753
Diversified Consumer Services†
George Washington University (The), 3.55%, 9/15/46	15,000	15,469
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., 2.75%, 3/15/23	80,000	82,032
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	250,000	252,269
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	200,000	200,193

	Shares/ Principal Amount	Value
Voya Financial, Inc., 5.70%, 7/15/43	$45,000	$56,310
		590,804
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 3.875%, 8/15/21	150,000	154,552
AT&T, Inc., 3.40%, 5/15/25	100,000	104,821
AT&T, Inc., 2.95%, 7/15/26	80,000	81,588
AT&T, Inc., 3.80%, 2/15/27	100,000	106,650
AT&T, Inc., 4.10%, 2/15/28	30,000	32,632
AT&T, Inc., 5.15%, 11/15/46	162,000	193,737
Deutsche Telekom International Finance BV, 2.23%, 1/17/20(3)	150,000	150,010
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(3)	150,000	157,932
Orange SA, 4.125%, 9/14/21	40,000	41,454
Telefonica Emisiones SA, 5.46%, 2/16/21	55,000	57,087
Verizon Communications, Inc., 2.625%, 8/15/26	135,000	137,070
Verizon Communications, Inc., 4.75%, 11/1/41	50,000	60,457
Verizon Communications, Inc., 5.01%, 8/21/54	95,000	122,304
		1,400,294
Electric Utilities — 0.4%
AEP Transmission Co. LLC, 3.75%, 12/1/47	20,000	21,492
American Electric Power Co., Inc., 3.20%, 11/13/27	20,000	20,632
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	170,000	180,458
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	30,000	32,234
Commonwealth Edison Co., 3.20%, 11/15/49	30,000	29,860
Duke Energy Corp., 3.55%, 9/15/21	20,000	20,432
Duke Energy Corp., 2.65%, 9/1/26	70,000	70,323
Duke Energy Florida LLC, 6.35%, 9/15/37	20,000	27,994
Duke Energy Florida LLC, 3.85%, 11/15/42	30,000	32,561
Duke Energy Progress LLC, 4.15%, 12/1/44	20,000	22,574
Exelon Corp., 5.15%, 12/1/20	32,000	32,644
Exelon Corp., 4.45%, 4/15/46	50,000	56,131
Exelon Generation Co. LLC, 4.25%, 6/15/22	20,000	20,917
Exelon Generation Co. LLC, 5.60%, 6/15/42	10,000	11,448
FirstEnergy Corp., 4.25%, 3/15/23	30,000	31,628
FirstEnergy Corp., 4.85%, 7/15/47	20,000	23,755
FirstEnergy Transmission LLC, 4.55%, 4/1/49(3)	50,000	57,227
Florida Power & Light Co., 4.125%, 2/1/42	40,000	45,838
Florida Power & Light Co., 3.95%, 3/1/48	30,000	34,172
Florida Power & Light Co., 3.15%, 10/1/49	50,000	50,539
Georgia Power Co., 4.30%, 3/15/42	10,000	10,963
MidAmerican Energy Co., 4.40%, 10/15/44	60,000	70,694
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	50,000	53,109
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(3)	20,000	20,896
Oncor Electric Delivery Co. LLC, 3.10%, 9/15/49	50,000	49,572
Potomac Electric Power Co., 3.60%, 3/15/24	60,000	63,218
Progress Energy, Inc., 3.15%, 4/1/22	20,000	20,388
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	25,000	25,827
Southwestern Public Service Co., 3.70%, 8/15/47	60,000	63,106

	Shares/ Principal Amount	Value
Xcel Energy, Inc., 3.35%, 12/1/26	$20,000	$20,987
		1,221,619
Energy Equipment and Services†
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/7/29	71,000	72,949
Entertainment†
Activision Blizzard, Inc., 2.30%, 9/15/21	30,000	30,155
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 3.375%, 10/15/26	40,000	41,581
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	30,000	31,314
Boston Properties LP, 3.65%, 2/1/26	100,000	105,944
Crown Castle International Corp., 5.25%, 1/15/23	49,000	53,235
Essex Portfolio LP, 3.625%, 8/15/22	30,000	31,033
Essex Portfolio LP, 3.25%, 5/1/23	40,000	41,098
Essex Portfolio LP, 3.00%, 1/15/30	40,000	40,474
GLP Capital LP / GLP Financing II, Inc., 5.75%, 6/1/28	30,000	34,132
Kilroy Realty LP, 3.80%, 1/15/23	50,000	51,821
Kimco Realty Corp., 2.80%, 10/1/26	160,000	160,788
Public Storage, 3.39%, 5/1/29	60,000	63,713
Service Properties Trust, 4.65%, 3/15/24	40,000	41,667
Simon Property Group LP, 2.45%, 9/13/29	80,000	78,736
Ventas Realty LP, 4.125%, 1/15/26	20,000	21,421
		796,957
Food and Staples Retailing — 0.1%
Kroger Co. (The), 3.30%, 1/15/21	50,000	50,650
Kroger Co. (The), 3.875%, 10/15/46	20,000	19,570
Walmart, Inc., 4.05%, 6/29/48	110,000	130,139
		200,359
Gas Utilities — 0.1%
Dominion Energy Gas Holdings LLC, 3.00%, 11/15/29	150,000	149,586
Health Care Equipment and Supplies — 0.1%
Becton Dickinson and Co., 3.73%, 12/15/24	100,000	105,987
Becton Dickinson and Co., 3.70%, 6/6/27	14,000	14,916
DH Europe Finance II Sarl, 3.40%, 11/15/49	70,000	71,404
Medtronic, Inc., 3.50%, 3/15/25	63,000	67,510
Medtronic, Inc., 4.375%, 3/15/35	29,000	34,339
		294,156
Health Care Providers and Services — 0.4%
Aetna, Inc., 2.75%, 11/15/22	30,000	30,490
Anthem, Inc., 3.65%, 12/1/27	30,000	31,758
Anthem, Inc., 4.65%, 1/15/43	40,000	45,094
CommonSpirit Health, 2.95%, 11/1/22	20,000	20,374
CVS Health Corp., 3.50%, 7/20/22	110,000	113,548
CVS Health Corp., 2.75%, 12/1/22	35,000	35,570
CVS Health Corp., 4.30%, 3/25/28	230,000	251,189
CVS Health Corp., 4.78%, 3/25/38	30,000	34,058
CVS Health Corp., 5.05%, 3/25/48	40,000	47,335

	Shares/ Principal Amount	Value
Duke University Health System, Inc., 3.92%, 6/1/47	$30,000	$33,444
HCA, Inc., 4.125%, 6/15/29	190,000	201,716
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46	15,000	16,305
Northwell Healthcare, Inc., 4.26%, 11/1/47	20,000	21,481
Stanford Health Care, 3.80%, 11/15/48	20,000	21,634
UnitedHealth Group, Inc., 2.875%, 12/15/21	30,000	30,600
UnitedHealth Group, Inc., 2.875%, 3/15/22	75,000	76,456
UnitedHealth Group, Inc., 3.75%, 7/15/25	65,000	70,197
UnitedHealth Group, Inc., 4.75%, 7/15/45	30,000	36,883
Universal Health Services, Inc., 4.75%, 8/1/22(3)	20,000	20,250
		1,138,382
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 3.375%, 5/26/25	40,000	42,313
McDonald's Corp., MTN, 4.45%, 3/1/47	60,000	68,870
McDonald's Corp., MTN, 3.625%, 9/1/49	50,000	50,918
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	30,000	32,486
		194,587
Household Durables — 0.1%
D.R. Horton, Inc., 5.75%, 8/15/23	35,000	38,686
D.R. Horton, Inc., 2.50%, 10/15/24	90,000	90,083
Lennar Corp., 4.75%, 4/1/21	80,000	81,946
Toll Brothers Finance Corp., 4.35%, 2/15/28	90,000	94,081
		304,796
Insurance — 0.3%
American International Group, Inc., 4.125%, 2/15/24	230,000	246,966
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	50,000	51,364
Berkshire Hathaway Finance Corp., 4.20%, 8/15/48	90,000	106,361
Chubb INA Holdings, Inc., 3.15%, 3/15/25	40,000	42,083
Chubb INA Holdings, Inc., 3.35%, 5/3/26	20,000	21,266
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	50,000	65,346
Hartford Financial Services Group, Inc. (The), 3.60%, 8/19/49	62,000	63,904
Liberty Mutual Group, Inc., 4.50%, 6/15/49(3)	40,000	44,716
Markel Corp., 4.90%, 7/1/22	70,000	74,463
Markel Corp., 3.50%, 11/1/27	30,000	31,067
MetLife, Inc., 4.125%, 8/13/42	40,000	45,578
MetLife, Inc., 4.875%, 11/13/43	45,000	55,720
Prudential Financial, Inc., 3.94%, 12/7/49	55,000	59,943
WR Berkley Corp., 4.625%, 3/15/22	20,000	21,090
		929,867
Internet and Direct Marketing Retail†
eBay, Inc., 2.15%, 6/5/20	40,000	40,031
IT Services — 0.2%
Fidelity National Information Services, Inc., 3.00%, 8/15/26	110,000	113,800
Fiserv, Inc., 3.50%, 7/1/29	47,000	49,429
Global Payments, Inc., 3.20%, 8/15/29	100,000	102,195
Mastercard, Inc., 3.65%, 6/1/49	50,000	55,454

	Shares/ Principal Amount	Value
Western Union Co. (The), 2.85%, 1/10/25	$120,000	$120,428
		441,306
Life Sciences Tools and Services†
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	20,000	20,563
Media — 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	135,000	148,711
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.20%, 3/15/28	30,000	31,970
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	105,000	131,132
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50	20,000	21,052
Comcast Corp., 4.40%, 8/15/35	20,000	23,437
Comcast Corp., 6.40%, 5/15/38	50,000	70,406
Comcast Corp., 4.60%, 10/15/38	110,000	131,057
Comcast Corp., 4.75%, 3/1/44	150,000	182,488
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	20,000	20,740
TEGNA, Inc., 5.125%, 7/15/20	29,000	29,102
ViacomCBS, Inc., 3.125%, 6/15/22	30,000	30,632
ViacomCBS, Inc., 4.25%, 9/1/23	30,000	31,949
ViacomCBS, Inc., 4.85%, 7/1/42	10,000	11,183
ViacomCBS, Inc., 4.375%, 3/15/43	50,000	52,991
		916,850
Metals and Mining†
Steel Dynamics, Inc., 3.45%, 4/15/30	70,000	70,874
Multi-Utilities — 0.1%
CenterPoint Energy, Inc., 4.25%, 11/1/28	80,000	86,832
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	35,000	37,888
Dominion Energy, Inc., 4.90%, 8/1/41	50,000	58,622
NiSource, Inc., 5.65%, 2/1/45	35,000	44,658
Sempra Energy, 2.875%, 10/1/22	40,000	40,752
Sempra Energy, 3.25%, 6/15/27	30,000	30,888
Sempra Energy, 3.80%, 2/1/38	20,000	20,878
Sempra Energy, 4.00%, 2/1/48	20,000	21,057
		341,575
Oil, Gas and Consumable Fuels — 1.2%
BP Capital Markets America, Inc., 4.50%, 10/1/20	30,000	30,572
Cimarex Energy Co., 4.375%, 6/1/24	75,000	79,212
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	30,000	32,101
Concho Resources, Inc., 4.375%, 1/15/25	75,000	77,469
Continental Resources, Inc., 4.375%, 1/15/28	80,000	85,111
Diamondback Energy, Inc., 3.50%, 12/1/29	180,000	183,501
Ecopetrol SA, 5.875%, 5/28/45	10,000	11,822
Enbridge, Inc., 4.00%, 10/1/23	55,000	58,108
Enbridge, Inc., 3.125%, 11/15/29	130,000	131,694
Encana Corp., 6.50%, 2/1/38	70,000	82,634
Energy Transfer Operating LP, 4.15%, 10/1/20	40,000	40,429

	Shares/ Principal Amount	Value
Energy Transfer Operating LP, 7.50%, 10/15/20	$30,000	$31,181
Energy Transfer Operating LP, 3.60%, 2/1/23	30,000	30,729
Energy Transfer Operating LP, 4.25%, 3/15/23	110,000	114,910
Energy Transfer Operating LP, 5.25%, 4/15/29	100,000	112,315
Energy Transfer Operating LP, 4.90%, 3/15/35	55,000	57,757
Energy Transfer Operating LP, 6.50%, 2/1/42	20,000	23,776
Energy Transfer Operating LP, 6.00%, 6/15/48	50,000	58,267
Enterprise Products Operating LLC, 5.20%, 9/1/20	120,000	122,506
Enterprise Products Operating LLC, 4.85%, 3/15/44	100,000	116,159
EOG Resources, Inc., 4.10%, 2/1/21	20,000	20,486
Equinor ASA, 3.25%, 11/18/49	70,000	70,531
Exxon Mobil Corp., 2.71%, 3/6/25	40,000	41,342
Exxon Mobil Corp., 3.04%, 3/1/26	50,000	52,447
Hess Corp., 6.00%, 1/15/40	40,000	47,241
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	45,000	46,027
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	165,000	209,503
MPLX LP, 5.25%, 1/15/25(3)	50,000	52,485
MPLX LP, 4.875%, 6/1/25	95,000	103,757
MPLX LP, 4.50%, 4/15/38	70,000	71,184
MPLX LP, 5.20%, 3/1/47	40,000	43,195
Newfield Exploration Co., 5.75%, 1/30/22	50,000	53,169
Newfield Exploration Co., 5.375%, 1/1/26	40,000	43,400
ONEOK, Inc., 3.40%, 9/1/29	80,000	81,338
Petroleos Mexicanos, 6.00%, 3/5/20	26,000	26,211
Petroleos Mexicanos, 4.875%, 1/24/22	70,000	72,577
Petroleos Mexicanos, 3.50%, 1/30/23	10,000	10,079
Phillips 66, 4.30%, 4/1/22	50,000	52,480
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	65,000	66,694
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	230,000	258,964
Shell International Finance BV, 2.375%, 8/21/22	20,000	20,267
Shell International Finance BV, 3.25%, 5/11/25	40,000	42,329
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	40,000	40,682
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	70,000	72,400
Total Capital Canada Ltd., 2.75%, 7/15/23	20,000	20,514
Williams Cos., Inc. (The), 4.125%, 11/15/20	80,000	80,961
Williams Cos., Inc. (The), 4.55%, 6/24/24	60,000	64,765
Williams Cos., Inc. (The), 5.10%, 9/15/45	60,000	66,820
		3,312,101
Paper and Forest Products†
Georgia-Pacific LLC, 5.40%, 11/1/20(3)	60,000	61,670
Pharmaceuticals — 0.3%
Allergan Finance LLC, 3.25%, 10/1/22	130,000	132,848
Allergan Funding SCS, 3.85%, 6/15/24	89,000	93,470
Allergan Funding SCS, 4.55%, 3/15/35	10,000	10,925
Bristol-Myers Squibb Co., 3.25%, 8/15/22(3)	155,000	160,145
Bristol-Myers Squibb Co., 3.625%, 5/15/24(3)	60,000	63,399
Bristol-Myers Squibb Co., 3.875%, 8/15/25(3)	120,000	129,817

	Shares/ Principal Amount	Value
Bristol-Myers Squibb Co., 4.25%, 10/26/49(3)	$30,000	$35,553
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	180,000	181,023
		807,180
Road and Rail — 0.3%
Ashtead Capital, Inc., 4.125%, 8/15/25(3)	200,000	206,083
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	189,000	190,443
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	60,000	70,231
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	75,000	85,004
CSX Corp., 3.25%, 6/1/27	100,000	105,096
Union Pacific Corp., 3.60%, 9/15/37	50,000	52,126
Union Pacific Corp., 3.84%, 3/20/60(3)	50,000	50,796
Union Pacific Corp., MTN, 3.55%, 8/15/39	40,000	41,603
		801,382
Software — 0.2%
Microsoft Corp., 2.70%, 2/12/25	220,000	227,370
Microsoft Corp., 3.45%, 8/8/36	60,000	65,693
Microsoft Corp., 4.25%, 2/6/47	70,000	85,737
Oracle Corp., 2.50%, 10/15/22	25,000	25,460
Oracle Corp., 3.625%, 7/15/23	30,000	31,722
Oracle Corp., 2.65%, 7/15/26	125,000	127,841
		563,823
Specialty Retail — 0.1%
Home Depot, Inc. (The), 3.75%, 2/15/24	40,000	42,704
Home Depot, Inc. (The), 3.00%, 4/1/26	40,000	41,805
Home Depot, Inc. (The), 5.95%, 4/1/41	50,000	70,570
		155,079
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc., 2.75%, 1/13/25	30,000	30,991
Apple, Inc., 2.50%, 2/9/25	140,000	142,565
Apple, Inc., 2.45%, 8/4/26	60,000	60,842
Apple, Inc., 3.20%, 5/11/27	60,000	63,293
Apple, Inc., 2.90%, 9/12/27	150,000	156,203
Dell International LLC / EMC Corp., 5.45%, 6/15/23(3)	160,000	173,546
Dell International LLC / EMC Corp., 6.02%, 6/15/26(3)	310,000	356,800
		984,240
Trading Companies and Distributors†
International Lease Finance Corp., 5.875%, 8/15/22	120,000	130,717
Wireless Telecommunication Services†
Rogers Communications, Inc., 3.70%, 11/15/49	50,000	50,531
TOTAL CORPORATE BONDS (Cost $27,358,191)		28,766,785
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 9.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.3%
FHLMC, VRN, 4.50%, (12-month LIBOR plus 1.86%), 7/1/36	6,466	6,807
FHLMC, VRN, 4.18%, (1-year H15T1Y plus 2.14%), 10/1/36	17,640	18,658
FHLMC, VRN, 4.71%, (1-year H15T1Y plus 2.25%), 4/1/37	21,509	22,736
FHLMC, VRN, 4.44%, (12-month LIBOR plus 1.80%), 2/1/38	7,811	8,230

	Shares/ Principal Amount	Value
FHLMC, VRN, 4.89%, (12-month LIBOR plus 1.84%), 6/1/38	$7,395	$7,797
FHLMC, VRN, 3.89%, (12-month LIBOR plus 1.78%), 9/1/40	8,762	9,201
FHLMC, VRN, 4.77%, (12-month LIBOR plus 1.88%), 5/1/41	3,566	3,742
FHLMC, VRN, 3.69%, (12-month LIBOR plus 1.89%), 7/1/41	10,277	10,591
FHLMC, VRN, 4.04%, (12-month LIBOR plus 1.87%), 7/1/41	13,169	13,886
FHLMC, VRN, 4.73%, (12-month LIBOR plus 1.64%), 2/1/43	4,587	4,729
FHLMC, VRN, 4.43%, (12-month LIBOR plus 1.65%), 6/1/43	3,650	3,773
FHLMC, VRN, 4.50%, (12-month LIBOR plus 1.62%), 6/1/43	97	100
FHLMC, VRN, 2.84%, (12-month LIBOR plus 1.63%), 1/1/44	30,393	30,810
FHLMC, VRN, 4.11%, (12-month LIBOR plus 1.60%), 10/1/44	14,825	15,246
FHLMC, VRN, 2.57%, (12-month LIBOR plus 1.60%), 6/1/45	63,808	64,578
FHLMC, VRN, 2.35%, (12-month LIBOR plus 1.63%), 8/1/46	167,808	169,838
FHLMC, VRN, 3.06%, (12-month LIBOR plus 1.64%), 9/1/47	144,602	146,857
FNMA, VRN, 3.82%, (6-month LIBOR plus 1.57%), 6/1/35	15,789	16,361
FNMA, VRN, 3.93%, (6-month LIBOR plus 1.57%), 6/1/35	12,991	13,454
FNMA, VRN, 4.37%, (1-year H15T1Y plus 2.16%), 3/1/38	19,663	20,733
FNMA, VRN, 4.82%, (12-month LIBOR plus 1.69%), 1/1/40	2,451	2,586
FNMA, VRN, 4.22%, (12-month LIBOR plus 1.81%), 3/1/40	5,882	6,197
FNMA, VRN, 3.87%, (12-month LIBOR plus 1.77%), 10/1/40	13,759	14,417
FNMA, VRN, 4.54%, (12-month LIBOR plus 1.55%), 3/1/43	5,109	5,279
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	113,158	115,351
FNMA, VRN, 2.89%, (12-month LIBOR plus 1.61%), 10/1/47	50,935	51,703
		783,660
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 8.8%
FHLMC, 6.50%, 1/1/28	1,739	1,933
FHLMC, 6.50%, 6/1/29	2,259	2,511
FHLMC, 8.00%, 7/1/30	1,792	2,117
FHLMC, 5.50%, 12/1/33	48,364	53,233
FHLMC, 5.50%, 1/1/38	7,179	7,927
FHLMC, 6.00%, 8/1/38	10,462	11,685
FHLMC, 3.00%, 2/1/43	233,750	240,778
FHLMC, 3.50%, 12/1/47	187,631	195,113
FHLMC, 3.00%, 10/1/49	2,176,759	2,208,713
FNMA, 6.50%, 1/1/29	4,741	5,296
FNMA, 7.50%, 7/1/29	6,174	6,353
FNMA, 7.50%, 9/1/30	2,105	2,438
FNMA, 5.00%, 7/1/31	58,104	62,563
FNMA, 6.50%, 1/1/32	3,415	3,794
FNMA, 5.50%, 6/1/33	15,628	17,394
FNMA, 5.50%, 8/1/33	33,535	37,711
FNMA, 5.00%, 11/1/33	85,044	93,798
FNMA, 5.50%, 1/1/34	29,909	33,631
FNMA, 3.50%, 3/1/34	48,487	50,231
FNMA, 5.00%, 4/1/35	67,643	74,569
FNMA, 4.50%, 9/1/35	40,967	44,415
FNMA, 5.00%, 2/1/36	65,724	72,493
FNMA, 5.50%, 1/1/37	48,749	54,893

	Shares/ Principal Amount	Value
FNMA, 5.50%, 2/1/37	$11,314	$12,691
FNMA, 6.00%, 7/1/37	75,490	86,421
FNMA, 6.50%, 8/1/37	6,523	7,221
FNMA, 5.00%, 4/1/40	113,574	125,391
FNMA, 5.00%, 6/1/40	78,375	86,376
FNMA, 3.50%, 1/1/41	272,571	287,217
FNMA, 4.00%, 1/1/41	356,013	382,478
FNMA, 4.00%, 5/1/41	84,911	91,098
FNMA, 5.00%, 6/1/41	91,426	100,864
FNMA, 4.50%, 7/1/41	105,364	114,465
FNMA, 4.50%, 9/1/41	27,752	30,150
FNMA, 4.00%, 12/1/41	137,715	147,778
FNMA, 4.00%, 1/1/42	148,614	159,380
FNMA, 3.50%, 5/1/42	278,762	293,778
FNMA, 3.50%, 6/1/42	65,523	69,310
FNMA, 3.50%, 5/1/45	497,210	521,250
FNMA, 3.00%, 11/1/46	745,310	763,073
FNMA, 3.50%, 2/1/47	1,826,656	1,914,810
FNMA, 6.50%, 8/1/47	2,329	2,498
FNMA, 6.50%, 9/1/47	4,715	5,042
FNMA, 6.50%, 9/1/47	227	243
FNMA, 6.50%, 9/1/47	2,479	2,650
FNMA, 3.50%, 10/1/47	1,208,675	1,256,510
FNMA, 3.50%, 3/1/48	1,265,377	1,314,803
FNMA, 3.00%, 4/1/48	585,690	601,178
FNMA, 4.00%, 6/1/48	643,789	672,109
FNMA, 4.50%, 7/1/48	1,962,681	2,078,255
FNMA, 4.00%, 8/1/48	1,430,476	1,491,918
FNMA, 3.50%, 4/1/49	529,827	546,936
FNMA, 3.50%, 4/1/49	1,137,331	1,170,532
FNMA, 3.50%, 5/1/49	396,985	409,041
FNMA, 3.50%, 9/1/49	810,930	834,917
GNMA, 2.50%, TBA	1,000,000	1,004,336
GNMA, 3.00%, TBA	2,000,000	2,053,194
GNMA, 7.00%, 4/20/26	6,516	7,236
GNMA, 7.50%, 8/15/26	4,179	4,634
GNMA, 7.00%, 2/15/28	1,749	1,752
GNMA, 7.50%, 2/15/28	1,347	1,350
GNMA, 6.50%, 5/15/28	284	313
GNMA, 6.50%, 5/15/28	1,017	1,122
GNMA, 7.00%, 12/15/28	1,865	1,868
GNMA, 7.00%, 5/15/31	14,447	16,605
GNMA, 5.50%, 11/15/32	30,420	33,638
GNMA, 4.50%, 1/15/40	26,429	28,749
GNMA, 4.50%, 5/20/41	78,675	85,021
GNMA, 4.50%, 6/15/41	46,440	50,834
GNMA, 3.50%, 7/20/42	60,552	63,986

	Shares/ Principal Amount	Value
GNMA, 3.50%, 3/15/46	$489,090	$510,680
GNMA, 2.50%, 8/20/46	104,197	104,687
UMBS, 3.50%, TBA	1,525,000	1,568,049
UMBS, 4.00%, TBA	1,000,000	1,039,929
		25,441,955
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $25,804,297)		26,225,615
ASSET-BACKED SECURITIES — 2.4%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(3)	112,437	112,576
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A SEQ, 3.28%, 9/26/33(3)	431,035	439,948
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(3)	147,027	153,519
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	29,428	29,351
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(3)	314,921	322,832
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 2.44%, (1-month LIBOR plus 0.70%), 3/17/37(3)	370,897	368,286
Invitation Homes Trust, Series 2018-SFR1, Class C, VRN, 2.99%, (1-month LIBOR plus 1.25%), 3/17/37(3)	400,000	399,588
Invitation Homes Trust, Series 2018-SFR2, Class B, VRN, 2.82%, (1-month LIBOR plus 1.08%), 6/17/37(3)	275,000	273,725
Invitation Homes Trust, Series 2018-SFR3, Class A, VRN, 2.74%, (1-month LIBOR plus 1.00%), 7/17/37(3)	402,128	402,830
Invitation Homes Trust, Series 2018-SFR4, Class B, VRN, 2.99%, (1-month LIBOR plus 1.25%), 1/17/38(3)	550,000	550,791
Mill City Mortgage Loan Trust, Series 2017-2, Class A1, VRN, 2.75%, 7/25/59(3)	153,307	154,086
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(3)	18,634	18,613
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	19,175	19,168
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(3)	29,262	29,079
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(3)	100,335	100,567
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(3)	204,707	210,460
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(3)	224,727	225,952
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(3)	349,780	356,733
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(3)	625,000	634,301
Progress Residential Trust, Series 2019-SFR3, Class A SEQ, 2.27%, 9/17/36(3)	350,000	342,813
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(3)	22,967	23,155
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A SEQ, 3.50%, 6/20/35(3)	143,858	146,160
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(3)	155,846	158,343
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(3)	239,593	239,886
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 2/25/55(3)	27,028	27,340

	Shares/ Principal Amount	Value
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/25/57(3)	$65,297	$65,796
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(3)	193,429	194,653
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(3)	70,153	71,047
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(3)	85,979	87,453
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	13,047	13,733
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	305,578	304,970
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(3)	113,524	113,531
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(3)	137,820	141,657
TOTAL ASSET-BACKED SECURITIES (Cost $6,669,380)		6,732,942
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
Private Sponsor Collateralized Mortgage Obligations — 0.8%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	3,014	3,180
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 4.05%, 3/25/35	26,200	26,770
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(3)	91,850	93,543
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.78%, 6/25/34	19,692	19,873
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.15%, 8/25/34	16,223	15,894
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.88%, 8/25/34	15,568	15,746
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.61%, 8/25/35	4,917	5,057
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.55%, (1-year H15T1Y plus 2.15%), 9/25/35	12,915	12,995
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	836	825
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(3)	205,706	209,281
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.97%, 10/25/34	5,771	5,808
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.01%, 8/25/35	7,387	7,729
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 4.04%, 6/25/34	11,028	11,021
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 4.69%, 5/25/34	14,263	14,695
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 4.02%, 1/25/35	17,458	17,665
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.27%, 9/25/35	42,469	43,718
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.52%, 9/25/35	9,923	10,169
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.11%, 7/25/35	7,025	7,123
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.29%, 7/25/35	4,430	4,459

	Shares/ Principal Amount	Value
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.45%, 4/25/35	$8,298	$8,501
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(3)	18,138	18,151
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 1/25/47(3)	151,087	154,343
JPMorgan Mortgage Trust, Series 2018-6, Class 1A4 SEQ, VRN, 3.50%, 12/25/48(3)	88,801	89,487
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.70%, 11/21/34	53,818	55,331
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.93%, 11/25/35	42,701	43,233
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 4.36%, 2/25/35	21,710	22,049
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(3)	208,151	217,266
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(3)	133,100	139,642
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.29%, (1-month LIBOR plus 1.50%), 6/25/57(3)	72,050	73,146
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 10/25/47(3)	143,928	147,117
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(3)	329,897	338,959
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(3)	122,790	123,788
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(3)	161,116	162,587
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(3)	38,741	38,582
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.16%, 7/25/34	33,615	34,170
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.53%, (1-month LIBOR plus 0.74%), 9/25/34	39,696	39,335
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 4.42%, 3/25/35	52,807	52,504
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.08%, 5/25/35	16,213	16,236
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.26%, 1/25/38	9,762	9,607
		2,309,585
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2016-DNA4, Class M2, VRN, 3.09%, (1-month LIBOR plus 1.30%), 3/25/29	64,089	64,231
FHLMC, Series 2018-DNA1, Class M1, VRN, 2.24%, (1-month LIBOR plus 0.45%), 7/25/30	75,648	75,593
FHLMC, Series 2019-DNA3, Class M2, VRN, 3.84%, (1-month LIBOR plus 2.05%), 7/25/49(3)	250,000	251,400
FNMA, Series 2014-C02, Class 1M2, VRN, 4.39%, (1-month LIBOR plus 2.60%), 5/25/24	78,229	81,520
FNMA, Series 2014-C02, Class 2M2, VRN, 4.39%, (1-month LIBOR plus 2.60%), 5/25/24	85,216	88,375
FNMA, Series 2016-C04, Class 1M1, VRN, 3.24%, (1-month LIBOR plus 1.45%), 1/25/29	199	199

	Shares/ Principal Amount	Value
FNMA, Series 2018-C01, Class 1M1, VRN, 2.39%, (1-month LIBOR plus 0.60%), 7/25/30	$231,512	$231,502
		792,820
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,066,299)		3,102,405
COLLATERALIZED LOAN OBLIGATIONS — 1.0%
Anchorage Credit Opportunities CLO 1 Ltd., Series 2019-1A, Class A1, VRN, 1.95%, (3-month LIBOR plus 1.95%), 1/20/32(3)(4)	200,000	200,000
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 2.99%, (3-month LIBOR plus 1.02%), 4/20/31(3)	200,000	197,523
CBAM Ltd., Series 2019-9A, Class A, VRN, 3.28%, (3-month LIBOR plus 1.28%), 2/12/30(3)	200,000	200,069
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 2.92%, (3-month LIBOR plus 0.98%), 4/24/31(3)	100,000	99,121
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 3.06%, (3-month LIBOR plus 1.11%), 1/22/31(3)	74,000	73,801
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 2.97%, (3-month LIBOR plus 0.97%), 4/18/31(3)	150,000	148,688
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.09%, (3-month LIBOR plus 1.12%), 7/20/31(3)	175,000	174,421
KKR CLO Ltd., Series 2022A, Class A, VRN, 3.12%, (3-month LIBOR plus 1.15%), 7/20/31(3)	175,000	173,727
LCM XIV LP, Series 2014A, Class AR, VRN, 3.01%, (3-month LIBOR plus 1.04%), 7/20/31(3)	100,000	99,323
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 2.98%, (3-month LIBOR plus 0.98%), 4/15/31(3)	225,000	223,689
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class A, VRN, 3.16%, (3-month LIBOR plus 1.33%), 10/15/32(3)	550,000	550,416
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.15%, (3-month LIBOR plus 1.15%), 4/18/31(3)	275,000	272,744
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 3.04%, (3-month LIBOR plus 1.07%), 10/20/28(3)	225,000	225,086
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 2.91%, (3-month LIBOR plus 0.97%), 4/25/31(3)	250,000	247,246
Voya CLO Ltd., Series 2013-3A, Class A1RR, VRN, 3.15%, (3-month LIBOR plus 1.15%), 10/18/31(3)	100,000	99,757
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $2,995,664)		2,985,611
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.9%
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	200,000	207,678
Benchmark Mortgage Trust, Series 2018-B6, Class AS, 4.44%, 10/10/51	375,000	419,171
BX Trust, Series 2018-MCSF, Class A, VRN, 2.32%, (1-month LIBOR plus 0.58%), 4/15/35(3)	200,000	199,031
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	125,000	134,123
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 10/10/47	125,000	133,206
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	125,000	132,005
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	100,000	104,353
Commercial Mortgage Trust, Series 2016-CD2, Class A4 SEQ, VRN, 3.53%, 11/10/49	150,000	159,739
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(3)	375,000	386,611

	Shares/ Principal Amount	Value
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(3)	$250,000	$251,923
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	170,000	178,896
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4 SEQ, 4.17%, 12/15/46	50,000	53,406
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	100,000	101,967
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(3)	125,000	126,254
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,514,209)		2,588,363
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	70,000	102,607
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	25,000	35,671
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	85,000	85,000
Houston GO, 3.96%, 3/1/47	25,000	27,683
Los Angeles Community College District GO, 6.68%, 8/1/36	20,000	29,028
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	25,000	33,202
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	15,000	21,325
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/38	200,000	261,968
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	20,000	24,476
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	65,000	102,084
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	85,000	129,784
New York City Water & Sewer System Rev., 5.95%, 6/15/42	45,000	64,983
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	30,000	35,037
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	40,000	51,908
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	45,000	55,263
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	45,000	58,747
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	25,000	33,439
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	25,000	31,140
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	20,000	30,448
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	30,000	36,715
State of California GO, 4.60%, 4/1/38	120,000	133,051
State of California GO, 7.55%, 4/1/39	20,000	32,119
State of California GO, 7.30%, 10/1/39	15,000	22,931
State of California GO, 7.60%, 11/1/40	20,000	33,056
State of Illinois GO, 5.10%, 6/1/33	45,000	48,549
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	20,000	26,677
TOTAL MUNICIPAL SECURITIES (Cost $1,363,524)		1,546,891
U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
FNMA, 2.125%, 4/24/26	40,000	40,587
FNMA, 6.625%, 11/15/30	100,000	142,463
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $163,002)		183,050

	Shares/ Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.1%
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21	$30,000	$30,990
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50	30,000	43,941
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21	35,000	36,507
Republic of Poland Government International Bond, 3.00%, 3/17/23	10,000	10,319
		46,826
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	20,000	21,569
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $126,744)		143,326
BANK LOAN OBLIGATIONS(5)†
Diversified Telecommunications Services†
Zayo Group, LLC, 2017 Incremental Term Loan, 4.05%, (1-month LIBOR plus 2.25%), 1/19/24 (Cost $100,436)	100,000	100,455
PREFERRED STOCKS†
Capital Markets†
Goldman Sachs Group, Inc. (The), 4.95% (Cost $90,000)	90,000	93,409
TEMPORARY CASH INVESTMENTS — 3.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $11,182,958)	11,182,958	11,182,958
TOTAL INVESTMENT SECURITIES — 101.8% (Cost $251,518,954)		292,095,822
OTHER ASSETS AND LIABILITIES — (1.8)%		(5,163,799)
TOTAL NET ASSETS — 100.0%		$286,932,023

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	44	March 2020	$2,200	$7,108,420	$132,260
U.S. Treasury 10-Year Notes	2	March 2020	$200,000	256,844	(2,457)
U.S. Treasury 2-Year Notes	1	March 2020	$200,000	215,500	(143)
U.S. Treasury 5-Year Notes	1	March 2020	$100,000	118,609	(651)
U.S. Treasury Long Bonds	1	March 2020	$100,000	155,906	(3,502)
				$7,855,279	$125,507

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$1,000,000	$(467)	$4,034	$3,567

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

UMBS	-	Uniform Mortgage-Backed Securities
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $75,229.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $15,632,530, which represented 5.4% of total net assets.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2019
Assets
Investment securities, at value (cost of $251,518,954)	$292,095,822
Deposits with broker for futures contracts	277,200
Receivable for investments sold	46,174
Receivable for capital shares sold	464,340
Receivable for variation margin on futures contracts	16,940
Receivable for variation margin on swap agreements	993
Interest and dividends receivable	680,664
293,582,133

Liabilities
Payable for investments purchased	6,318,492
Payable for capital shares redeemed	105,331
Payable for variation margin on futures contracts	539
Accrued management fees	202,748
Distribution fees payable	23,000
6,650,110

Net Assets	$286,932,023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$236,813,742
Distributable earnings	50,118,281
$286,932,023

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$177,510,162	21,695,674	$8.18
Class II, $0.01 Par Value	$109,421,861	13,370,875	$8.18

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2019
Investment Income (Loss)
Income:
Interest	$3,210,395
Dividends	2,565,140
5,775,535

Expenses:
Management fees	2,288,721
Distribution fees - Class II	234,662
Directors' fees and expenses	8,010
Other expenses	1,099
2,532,492
Fees waived(1)	(282,937)
2,249,555

Net investment income (loss)	3,525,980

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	9,063,889
Futures contract transactions	859,615
Swap agreement transactions	15,270
9,938,774

Change in net unrealized appreciation (depreciation) on:
Investments	30,945,992
Futures contracts	58,475
Swap agreements	2,085
31,006,552

Net realized and unrealized gain (loss)	40,945,326

Net Increase (Decrease) in Net Assets Resulting from Operations	$44,471,306

(1)	Amount consists of $180,017 and $102,920 for Class I and Class II, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018
Increase (Decrease) in Net Assets	December 31, 2019	December 31, 2018
Operations
Net investment income (loss)	$3,525,980	$3,000,971
Net realized gain (loss)	9,938,774	5,297,481
Change in net unrealized appreciation (depreciation)	31,006,552	(17,053,585)
Net increase (decrease) in net assets resulting from operations	44,471,306	(8,755,133)

Distributions to Shareholders
From earnings:
Class I	(5,998,157)	(2,936,712)
Class II	(3,150,744)	(1,144,936)
Decrease in net assets from distributions	(9,148,901)	(4,081,648)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	34,086,553	39,003,554

Net increase (decrease) in net assets	69,408,958	26,166,773

Net Assets
Beginning of period	217,523,065	191,356,292
End of period	$286,932,023	$217,523,065

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2019

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.80% to 0.90% for each class. From January 1, 2019 through July 31, 2019, the investment advisor agreed to waive 0.16% of the fund’s management fee. Effective August 1, 2019, the investment advisor agreed to waive 0.05% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors. The effective annual management fee for each class for the period ended December 31, 2019 was 0.90% before waiver and 0.79% after waiver.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $12,336,586 and $2,607,114, respectively. The effect of interfund transactions on the Statement of Operations was $1,675 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2019 totaled $311,723,210, of which $130,799,199 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2019 totaled $287,909,426, of which $105,195,679 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	150,000,000		150,000,000
Sold	3,635,122	$28,304,175	4,009,055	$29,736,681
Issued in reinvestment of distributions	786,269	5,998,157	395,917	2,936,712
Redeemed	(2,827,853)	(21,907,528)	(2,490,692)	(18,912,568)
	1,593,538	12,394,804	1,914,280	13,760,825
Class II/Shares Authorized	75,000,000		75,000,000
Sold	3,905,124	30,133,600	4,509,288	34,154,599
Issued in reinvestment of distributions	413,460	3,150,744	154,377	1,144,936
Redeemed	(1,508,223)	(11,592,595)	(1,319,387)	(10,056,806)
	2,810,361	21,691,749	3,344,278	25,242,729
Net increase (decrease)	4,403,899	$34,086,553	5,258,558	$39,003,554

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$163,987,727	—	—
U.S. Treasury Securities	—	$44,456,285	—
Corporate Bonds	—	28,766,785	—
U.S. Government Agency Mortgage-Backed Securities	—	26,225,615	—
Asset-Backed Securities	—	6,732,942	—
Collateralized Mortgage Obligations	—	3,102,405	—
Collateralized Loan Obligations	—	2,985,611	—
Commercial Mortgage-Backed Securities	—	2,588,363	—
Municipal Securities	—	1,546,891	—
U.S. Government Agency Securities	—	183,050	—
Sovereign Governments and Agencies	—	143,326	—
Bank Loan Obligations	—	100,455	—
Preferred Stocks	—	93,409	—
Temporary Cash Investments	11,182,958	—	—
	$175,170,685	$116,925,137	—
Other Financial Instruments
Futures Contracts	$132,260	—	—
Swap Agreements	—	$3,567	—
	$132,260	$3,567	—

Liabilities
Other Financial Instruments
Futures Contracts	$6,753	—	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,200,000.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $1,469 futures contracts purchased.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $9,391,667 futures contracts purchased and $1,100,000 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $1,000,000.

Value of Derivative Instruments as of December 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$16,940	Payable for variation margin on futures contracts*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$539
Other Contracts	Receivable for variation margin on swap agreements*	993	Payable for variation margin on swap agreements*	—
		$17,933		$539

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$15,270	Change in net unrealized appreciation (depreciation) on swap agreements	$(1,949)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	492,783	Change in net unrealized appreciation (depreciation) on futures contracts	132,260
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	366,832	Change in net unrealized appreciation (depreciation) on futures contracts	(73,785)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	4,034
		$874,885		$60,560

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$4,051,460	$3,392,733
Long-term capital gains	$5,097,441	$688,915

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$251,974,585
Gross tax appreciation of investments	$40,987,735
Gross tax depreciation of investments	(866,498)
Net tax appreciation (depreciation) of investments	40,121,237
Net tax appreciation (depreciation) on derivatives	4,034
Net tax appreciation (depreciation)	$40,125,271
Other book-to-tax adjustments	$(22,150)
Undistributed ordinary income	$2,922,558
Accumulated long-term gains	$7,092,602

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2019	$7.09	0.11	1.27	1.38	(0.12)	(0.17)	(0.29)	$8.18	19.85%	0.79%	0.90%	1.48%	1.37%	115%	$177,510
2018	$7.53	0.12	(0.40)	(0.28)	(0.11)	(0.05)	(0.16)	$7.09	(3.83)%	0.76%	0.90%	1.55%	1.41%	120%	$142,595
2017	$6.97	0.11	0.84	0.95	(0.11)	(0.28)	(0.39)	$7.53	13.91%	0.80%	0.91%	1.52%	1.41%	114%	$136,993
2016	$6.93	0.10	0.36	0.46	(0.11)	(0.31)	(0.42)	$6.97	6.99%	0.82%	0.90%	1.53%	1.45%	101%	$119,724
2015	$7.97	0.12	(0.29)	(0.17)	(0.13)	(0.74)	(0.87)	$6.93	(2.57)%	0.81%	0.90%	1.58%	1.49%	95%	$116,703
Class II
2019	$7.10	0.09	1.26	1.35	(0.10)	(0.17)	(0.27)	$8.18	19.39%	1.04%	1.15%	1.23%	1.12%	115%	$109,422
2018	$7.53	0.10	(0.39)	(0.29)	(0.09)	(0.05)	(0.14)	$7.10	(3.93)%	1.01%	1.15%	1.30%	1.16%	120%	$74,928
2017	$6.97	0.09	0.85	0.94	(0.10)	(0.28)	(0.38)	$7.53	13.63%	1.05%	1.16%	1.27%	1.16%	114%	$54,363
2016(3)	$6.72	0.05	0.26	0.31	(0.06)	—	(0.06)	$6.97	4.67%	1.06%(4)	1.15%(4)	1.13%(4)	1.04%(4)	101%(5)	$19,677

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	May 2, 2016 (commencement of sale) through December 31, 2016.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2016.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund, one of the funds constituting the American Century Variable Portfolios, Inc. (the "Fund"), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Balanced Fund of the American Century Variable Portfolios, Inc. as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 13, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	64	None
John R. Whitten (1946)	Director	Since 2008	Retired	64	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	79	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,318,323, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $5,097,441, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2019.

The fund hereby designates $319,569 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2019.

Notes

Notes

Notes

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91439 2002

Annual Report

December 31, 2019

VP Capital Appreciation Fund
Class I (AVCIX)
Class II (AVCWX)
Class Y (AVCYX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	35.56%	10.49%	12.74%	—	11/20/87
Russell Midcap Growth Index	—	35.47%	11.60%	14.23%	—	—
Class II	AVCWX	35.32%	10.31%	—	11.00%	4/25/14
Class Y	AVCYX	36.02%	—	—	15.25%	9/22/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2019
Class I — $33,203

Russell Midcap Growth Index — $37,856

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class Y
1.00%	1.15%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

VP Capital Appreciation returned 35.56%* for the 12 months ended December 31, 2019, in line with the 35.47% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stocks delivered strong returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell Midcap Growth Index, every sector but energy posted double-digit returns, led by information technology, real estate and financials.

Stock selection in the industrials sector was the top contributor to the fund’s performance relative to the benchmark. Stock choices in the financials and information technology sectors also benefited relative performance. Stock selection in the communication services and energy sectors detracted.

Industrials Holdings Were Top Contributors

Stock selection in the machinery industry led relative outperformance in the industrials sector. Stock choices in the construction and engineering industry were also positive.
In the financials sector, stock selection among capital markets firms led outperformance. A key contributor in the sector was LPL Financial Holdings, the largest independent broker-dealer in the country with over 16,000 financial advisors and over $700 billion in assets under administration. It offers technology, tools, research and custody services to financial advisors across the country.
Other top contributors included Array BioPharma, a commercial-stage biotechnology company focused on developing targeted therapies to treat cancer. The company reported positive phase 3 results for a form of colorectal cancer and subsequently agreed to be acquired by Pfizer. The stock was eliminated from the portfolio as a result of the transaction.
Fiserv was a significant contributor. This provider of technology to financial firms outperformed after reporting better-than-expected earnings and revenue. The company benefited from the secular trend of banks outsourcing certain functions. Its acquisition of First Data, which offers payments services, provides synergies that we think can drive future outperformance. Semiconductor company Advanced Micro Devices outperformed. The company has improved its chipmaking processes and has been taking market share from its bigger competitors. Applied Materials reported quarterly earnings that were much better than expected. The company makes equipment for the manufacture of semiconductor chips, and it benefited from a rebound in spending.
Communication Services Hampered Performance
Stock selection in the interactive media and services industry hurt relative performance in the communication services sector. The stock price of social media firm Twitter fell sharply after it reported weaker-than-expected quarterly earnings. Although Twitter’s user base is strong, it has had difficulty monetizing it. We continue to hold the stock because Twitter’s user base is still growing, and we believe there will be improvement over the next year.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

In the energy sector, Concho Resources was a significant detractor. The oil and natural gas company reported poor earnings amid lower oil prices. Concho was eliminated.

Other major detractors include Covetrus. The animal health distribution company reported quarterly results and an outlook that came in modestly below expectations. The holding was eliminated. PTC, a software provider to industrial companies, was a significant detractor. Our thesis was that its software gave the company increasing exposure to the internet of things for industrials. However, PTC’s core business has been slowing because the management team lost sight of core cash flow. We eliminated our holding to invest in more attractive software companies. Online travel site Expedia Group reported disappointing earnings, largely due to higher costs for traffic driven by search engines, especially Google. Expedia is also facing increased competition including from Google, which is having success with its own travel site. We eliminated our position.
Outlook
Our process uses a combined top-down, bottom-up fundamental framework aimed at identifying mid-cap companies producing attractive, sustainable growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

Financials ended the period as the portfolio’s largest overweight due to market appreciation and because we added to some positions. Health care ended the period modestly overweight. The sector has been under pressure from political rhetoric around health care generally and increased scrutiny of drug pricing, although that pressure has eased somewhat. One theme we are following is using technology and/or data and analytics to improve the delivery of care or the quality of care.

Consumer discretionary ended the period underweight. The tailwinds that have boosted the sector—tax cuts, falling interest rates and gasoline prices, for example—are receding and being replaced by headwinds, especially in retail, where wage pressures are building.

5

Fund Characteristics

DECEMBER 31, 2019
Top Ten Holdings	% of net assets
Fiserv, Inc.	5.6%
SBA Communications Corp.	2.9%
AMETEK, Inc.	2.4%
Encompass Health Corp.	2.4%
Teleflex, Inc.	2.3%
Applied Materials, Inc.	2.3%
LPL Financial Holdings, Inc.	2.3%
Twitter, Inc.	2.2%
Advanced Micro Devices, Inc.	2.2%
Burlington Stores, Inc.	2.0%

Top Five Industries	% of net assets
Software	10.7%
IT Services	9.3%
Semiconductors and Semiconductor Equipment	6.9%
Capital Markets	6.1%
Health Care Equipment and Supplies	5.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Exchange-Traded Funds	0.9%
Total Equity Exposure	99.4%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.2)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period(1) 7/1/19 - 12/31/19	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,058.40	$4.51	0.87%
Class II	$1,000	$1,056.90	$5.29	1.02%
Class Y	$1,000	$1,059.90	$2.70	0.52%
Hypothetical
Class I	$1,000	$1,020.82	$4.43	0.87%
Class II	$1,000	$1,020.06	$5.19	1.02%
Class Y	$1,000	$1,022.58	$2.65	0.52%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2019

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace and Defense — 1.2%
TransDigm Group, Inc.	11,095	$6,213,200
Auto Components — 1.2%
Aptiv plc	65,420	6,212,937
Beverages — 1.9%
Brown-Forman Corp., Class B	41,901	2,832,508
Constellation Brands, Inc., Class A	37,892	7,190,007
		10,022,515
Biotechnology — 2.9%
Argenx SE ADR(1)	13,090	2,101,207
Exact Sciences Corp.(1)	64,242	5,941,100
Immunomedics, Inc.(1)	190,118	4,022,897
Sage Therapeutics, Inc.(1)	15,260	1,101,619
Turning Point Therapeutice, Inc.(1)	30,535	1,902,025
		15,068,848
Building Products — 1.0%
Fortune Brands Home & Security, Inc.	77,945	5,092,926
Capital Markets — 6.1%
LPL Financial Holdings, Inc.	126,751	11,692,780
MSCI, Inc.	30,032	7,753,662
S&P Global, Inc.	33,366	9,110,586
Tradeweb Markets, Inc., Class A	67,538	3,130,386
		31,687,414
Commercial Services and Supplies — 1.0%
Waste Management, Inc.	43,764	4,987,345
Communications Equipment — 2.4%
Arista Networks, Inc.(1)	30,419	6,187,224
F5 Networks, Inc.(1)	44,535	6,219,313
		12,406,537
Construction Materials — 1.5%
Vulcan Materials Co.	54,846	7,897,275
Containers and Packaging — 1.0%
Ball Corp.	76,876	4,971,571
Distributors — 1.6%
LKQ Corp.(1)	235,071	8,392,035
Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc.(1)	37,718	5,668,638
Electrical Equipment — 3.5%
AMETEK, Inc.	123,875	12,355,293
nVent Electric plc	53,676	1,373,032
Sensata Technologies Holding plc(1)	83,384	4,491,896
		18,220,221

8

	Shares	Value
Electronic Equipment, Instruments and Components — 3.7%
CDW Corp.	51,899	$7,413,253
Cognex Corp.	66,092	3,703,796
Keysight Technologies, Inc.(1)	79,403	8,149,130
		19,266,179
Entertainment — 2.6%
Live Nation Entertainment, Inc.(1)	103,965	7,430,379
Take-Two Interactive Software, Inc.(1)	51,147	6,261,927
		13,692,306
Equity Real Estate Investment Trusts (REITs) — 2.9%
SBA Communications Corp.	63,034	15,190,564
Health Care Equipment and Supplies — 5.9%
DexCom, Inc.(1)	15,078	3,298,162
Masimo Corp.(1)	37,341	5,902,119
ResMed, Inc.	39,828	6,172,145
Teleflex, Inc.	31,741	11,948,582
Varian Medical Systems, Inc.(1)	22,640	3,215,106
		30,536,114
Health Care Providers and Services — 4.1%
Centene Corp.(1)	146,375	9,202,596
Encompass Health Corp.	176,331	12,214,449
		21,417,045
Hotels, Restaurants and Leisure — 3.8%
Chipotle Mexican Grill, Inc.(1)	9,482	7,937,477
Hilton Worldwide Holdings, Inc.	42,875	4,755,266
Planet Fitness, Inc., Class A(1)	95,024	7,096,393
		19,789,136
Interactive Media and Services — 2.2%
Twitter, Inc.(1)	359,377	11,518,033
IT Services — 9.3%
Fiserv, Inc.(1)	253,208	29,278,441
FleetCor Technologies, Inc.(1)	35,322	10,162,846
Square, Inc., Class A(1)	143,218	8,959,718
		48,401,005
Life Sciences Tools and Services — 2.4%
Bruker Corp.	143,891	7,334,124
Mettler-Toledo International, Inc.(1)	6,403	5,079,372
		12,413,496
Machinery — 4.1%
Graco, Inc.	53,231	2,768,012
Ingersoll-Rand plc	68,725	9,134,927
Parker-Hannifin Corp.	44,442	9,147,052
		21,049,991
Personal Products — 0.8%
Shiseido Co. Ltd.	60,600	4,333,165
Pharmaceuticals — 0.8%
Catalent, Inc.(1)	71,187	4,007,828

9

	Shares	Value
Professional Services — 3.3%
CoStar Group, Inc.(1)	4,268	$2,553,545
IHS Markit Ltd.(1)	92,680	6,983,438
Verisk Analytics, Inc.	52,236	7,800,924
		17,337,907
Road and Rail — 1.4%
J.B. Hunt Transport Services, Inc.	60,517	7,067,175
Semiconductors and Semiconductor Equipment — 6.9%
Advanced Micro Devices, Inc.(1)	247,063	11,330,309
Applied Materials, Inc.	192,175	11,730,362
Marvell Technology Group Ltd.	194,832	5,174,738
Micron Technology, Inc.(1)	97,366	5,236,343
Xilinx, Inc.	21,270	2,079,568
		35,551,320
Software — 10.7%
Atlassian Corp. plc, Class A(1)	53,320	6,416,529
Cadence Design Systems, Inc.(1)	127,467	8,841,111
Coupa Software, Inc.(1)	40,139	5,870,329
Palo Alto Networks, Inc.(1)	19,831	4,585,919
Paycom Software, Inc.(1)	26,901	7,122,309
Proofpoint, Inc.(1)	50,575	5,804,998
RingCentral, Inc., Class A(1)	44,673	7,534,995
Splunk, Inc.(1)	62,337	9,336,212
		55,512,402
Specialty Retail — 5.4%
Burlington Stores, Inc.(1)	44,709	10,194,993
Five Below, Inc.(1)	51,286	6,557,428
Floor & Decor Holdings, Inc., Class A(1)	100,346	5,098,580
Tractor Supply Co.	62,729	5,861,398
		27,712,399
Textiles, Apparel and Luxury Goods — 1.1%
Lululemon Athletica, Inc.(1)	24,875	5,762,791
Trading Companies and Distributors — 0.7%
Univar Solutions, Inc.(1)	156,353	3,789,997
TOTAL COMMON STOCKS (Cost $407,968,657)		511,190,315
EXCHANGE-TRADED FUNDS — 0.9%
SPDR S&P Oil & Gas Exploration & Production ETF (Cost $5,439,917)	193,530	4,586,661
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.75% - 3.75%, 9/15/21 - 11/15/43, valued at $3,351,897), in a joint trading account at 1.35%, dated 12/31/19, due 1/2/20 (Delivery value $3,281,454)		3,281,208
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 12/15/22, valued at $746,103), at 0.65%, dated 12/31/19, due 1/2/20 (Delivery value $730,026)		730,000

10

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	46,900	$46,900
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,058,108)		4,058,108
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $417,466,682)		519,835,084
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,206,206)
TOTAL NET ASSETS — 100.0%		$518,628,878

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,925,512	JPY	427,048,200	Bank of America N.A.	3/31/20	$(23,475)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2019
Assets
Investment securities, at value (cost of $417,466,682)	$519,835,084
Receivable for investments sold	518,659
Receivable for capital shares sold	280,114
Dividends and interest receivable	444,158
Securities lending receivable	489
521,078,504

Liabilities
Payable for investments purchased	2,119,477
Payable for capital shares redeemed	54,628
Unrealized depreciation on forward foreign currency exchange contracts	23,475
Accrued management fees	251,753
Distribution fees payable	293
2,449,626

Net Assets	$518,628,878

Net Assets Consist of:
Capital (par value and paid-in surplus)	$360,508,483
Distributable earnings	158,120,395
$518,628,878

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$90,134,391	5,648,762	$15.96
Class II, $0.01 Par Value	$1,411,261	89,418	$15.78
Class Y, $0.01 Par Value	$427,083,226	26,539,677	$16.09

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,659)	$3,233,391
Securities lending, net	183,426
Interest	155,806
3,572,623

Expenses:
Management fees	3,713,410
Distribution fees - Class II	3,247
Directors' fees and expenses	16,305
Other expenses	901
3,733,863
Fees waived(1)	(606,137)
3,127,726

Net investment income (loss)	444,897

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	72,068,311
Forward foreign currency exchange contract transactions	129,763
Foreign currency translation transactions	3,290
72,201,364

Change in net unrealized appreciation (depreciation) on:
Investments	85,855,344
Forward foreign currency exchange contracts	(39,015)
Translation of assets and liabilities in foreign currencies	128
85,816,457

Net realized and unrealized gain (loss)	158,017,821

Net Increase (Decrease) in Net Assets Resulting from Operations	$158,462,718

(1)	Amount consists of $133,433, $1,542 and $471,162 for Class I, Class II and Class Y, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018
Increase (Decrease) in Net Assets	December 31, 2019	December 31, 2018
Operations
Net investment income (loss)	$444,897	$(274,335)
Net realized gain (loss)	72,201,364	92,422,459
Change in net unrealized appreciation (depreciation)	85,816,457	(115,373,029)
Net increase (decrease) in net assets resulting from operations	158,462,718	(23,224,905)

Distributions to Shareholders
From earnings:
Class I	(28,318,582)	(861,013)
Class II	(209,486)	(9,408)
Class Y	(63,495,599)	(2,009,887)
Decrease in net assets from distributions	(92,023,667)	(2,880,308)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(13,066,511)	(34,590,725)

Net increase (decrease) in net assets	53,372,540	(60,695,938)

Net Assets
Beginning of period	465,256,338	525,952,276
End of period	$518,628,878	$465,256,338

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2019

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I, Class II and Class Y.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2019 through July 31, 2019, the investment advisor agreed to waive 0.11% of the fund's management fee. Effective August 1, 2019, the investment advisor agreed to waive 0.13% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2019 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	1.00%	0.88%
Class II	0.80% to 0.90%	0.90%	0.78%
Class Y	0.55% to 0.65%	0.65%	0.53%

17

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,617,057 and $3,506,114, respectively. The effect of interfund transactions on the Statement of Operations was $(86,237) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended December 31, 2019 were $469,442,657 and $481,955,857, respectively.

For the period ended December 31, 2019, the fund incurred net realized gains of $16,748,565 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	195,000,000		195,000,000
Sold	899,482	$13,800,061	1,345,643	$21,021,536
Issued in reinvestment of distributions	2,034,381	28,318,582	56,683	861,013
Redeemed	(7,544,209)	(112,758,519)	(1,610,001)	(25,231,872)
	(4,610,346)	(70,639,876)	(207,675)	(3,349,323)
Class II/Shares Authorized	25,000,000		25,000,000
Sold	21,128	318,866	23,679	370,474
Issued in reinvestment of distributions	15,202	209,486	623	9,408
Redeemed	(21,836)	(326,509)	(62,943)	(971,590)
	14,494	201,843	(38,641)	(591,708)
Class Y/Shares Authorized	180,000,000		180,000,000
Sold	1,902,101	28,892,064	638,162	10,070,108
Issued in reinvestment of distributions	4,535,400	63,495,599	132,056	2,009,887
Redeemed	(2,298,536)	(35,016,141)	(2,751,988)	(42,729,689)
	4,138,965	57,371,522	(1,981,770)	(30,649,694)
Net increase (decrease)	(456,887)	$(13,066,511)	(2,228,086)	$(34,590,725)

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$506,857,150	$4,333,165	—
Exchange-Traded Funds	4,586,661	—	—
Temporary Cash Investments	46,900	4,011,208	—
	$511,490,711	$8,344,373	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$23,475	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,573,720.

The value of foreign currency risk derivative instruments as of December 31, 2019, is disclosed on the Statement of Assets and Liabilities as a liability of $23,475 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $129,763 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(39,015) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

19

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$8,017,905	$516,891
Long-term capital gains	$84,005,762	$2,363,417

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to redemptions in kind, were made to capital $16,279,470 and distributable earnings $(16,279,470).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$418,533,974
Gross tax appreciation of investments	$110,502,992
Gross tax depreciation of investments	(9,201,882)
Net tax appreciation (depreciation) of investments	101,301,110
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	128
Net tax appreciation (depreciation)	$101,301,238
Undistributed ordinary income	$537,764
Accumulated long-term gains	$56,281,393

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2019	$14.17	(0.03)	4.65	4.62	—	(2.83)	(2.83)	$15.96	35.56%	0.88%	1.00%	(0.18)%	(0.30)%	94%	$90,134
2018	$15.03	(0.05)	(0.73)	(0.78)	—	(0.08)	(0.08)	$14.17	(5.20)%	0.93%	1.00%	(0.29)%	(0.36)%	103%	$145,373
2017	$13.98	(0.02)	2.97	2.95	—	(1.90)	(1.90)	$15.03	21.79%	0.99%	1.01%	(0.15)%	(0.17)%	58%	$157,356
2016	$15.02	(0.02)	0.40	0.38	—	(1.42)	(1.42)	$13.98	3.23%	0.99%	1.00%	(0.14)%	(0.15)%	68%	$459,443
2015	$15.72	(0.06)	0.42	0.36	—	(1.06)	(1.06)	$15.02	1.93%	1.00%	1.00%	(0.38)%	(0.38)%	72%	$465,851
Class II
2019	$14.06	(0.05)	4.60	4.55	—	(2.83)	(2.83)	$15.78	35.32%	1.03%	1.15%	(0.33)%	(0.45)%	94%	$1,411
2018	$14.94	(0.07)	(0.73)	(0.80)	—	(0.08)	(0.08)	$14.06	(5.36)%	1.08%	1.15%	(0.44)%	(0.51)%	103%	$1,053
2017	$13.92	(0.04)	2.96	2.92	—	(1.90)	(1.90)	$14.94	21.67%	1.14%	1.16%	(0.30)%	(0.32)%	58%	$1,697
2016	$14.98	(0.04)	0.40	0.36	—	(1.42)	(1.42)	$13.92	3.08%	1.14%	1.15%	(0.29)%	(0.30)%	68%	$1,350
2015	$15.71	(0.08)	0.41	0.33	—	(1.06)	(1.06)	$14.98	1.73%	1.15%	1.15%	(0.53)%	(0.53)%	72%	$942
Class Y
2019	$14.23	0.03	4.67	4.70	(0.01)	(2.83)	(2.84)	$16.09	36.02%	0.53%	0.65%	0.17%	0.05%	94%	$427,083
2018	$15.05	0.01	(0.75)	(0.74)	—	(0.08)	(0.08)	$14.23	(4.92)%	0.58%	0.65%	0.06%	(0.01)%	103%	$318,830
2017(3)	$15.19	0.01	1.03	1.04	—	(1.18)	(1.18)	$15.05	6.78%	0.62%(4)	0.66%(4)	0.25%(4)	0.21%(4)	58%(5)	$366,900

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	September 22, 2017 (commencement of sale) through December 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund, one of the funds constituting the American Century Variable Portfolios, Inc. (the "Fund"), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of the American Century Variable Portfolios, Inc. as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 13, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	64	None
John R. Whitten (1946)	Director	Since 2008	Retired	64	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	79	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,903,254, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $84,005,762, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2019.

The fund hereby designates $7,856,018 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2019.

27

Notes

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91442 2002

Annual Report

December 31, 2019

VP Growth Fund
Class I (AWRIX)
Class II (AWREX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class I	AWRIX	35.48%	13.73%	12.82%	5/2/11
Russell 1000 Growth Index	—	36.39%	14.62%	14.48%	—
Class II	AWREX	35.33%	13.56%	12.65%	5/2/11
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over Life of Class
$10,000 investment made May 2, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2019
Class I — $28,463

Russell 1000 Growth Index — $32,313

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Justin Brown

Performance Summary

VP Growth returned 35.33%* for the 12 months ended December 31, 2019, lagging the 36.39% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stocks posted solid returns during the reporting period. Growth stocks outperformed value stocks by a wide margin. Within the Russell 1000 Growth Index, all sectors posted gains, led by information technology, communication services and financials.

Positioning in the information technology sector detracted from performance relative to the benchmark. Stock selection in financials also weighed on relative performance. Stock choices in industrials and consumer staples benefited performance.

Information Technology Led Detractors

Positioning in information technology meant the sector detracted most from performance relative to the benchmark. Our underweight to Apple was a significant detractor. The stock outperformed as the company reported better-than-expected results and introduced new products, which have been greeted with good demand. The expected launch of 5G iPhones in 2020 is also providing a tailwind for the stock. Arista Networks was another detractor in the sector. The stock price of this computer networking company fell sharply even though it reported strong earnings. Arista provided significantly weaker-than-expected guidance for 2020 based on reduced spending by one of its largest customers. We eliminated the holding.

Other significant detractors included Concho Resources. We eliminated this oil and gas production company after it reported disappointing production. We also eliminated our position in Tapestry, a luxury goods holding company that reported disappointing results and provided weak guidance. Tapestry’s acquisition of Kate Spade has not worked out as management had anticipated. Another notable detractor was Biogen, whose stock endured a difficult, up-and-down year. The stock initially declined after the biotechnology company halted trials of its Alzheimer’s drug, aducanumab. While this was disappointing, we continued to hold the stock because the company has other drugs in the pipeline, and the findings from that trial would be applied to the others in development. But in October, Biogen announced that the drug appeared to be effective after all, causing the stock to rebound sharply. Of course, the drug still must meet regulatory approval, which is uncertain. Nevertheless, if proven safe and effective, the drug could improve the lives of millions of Alzheimer’s patients and address a major unmet medical need.

Industrials Holdings Aided Performance

Aerospace and defense stocks helped relative performance in the industrials sector. Lockheed Martin was a top contributor. The defense contractor posted revenue and earnings above expectations and raised guidance. Lockheed also benefited from being a less-cyclical industrials stock during a period in the first half of 2019 when cyclical stocks lost favor due to a weakening global economic outlook. Underweighting The Boeing Co. relative to the benchmark aided

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

performance as the airplane manufacturer struggled in the wake of safety and regulatory concerns with its 737 MAX plane.

Among other major contributors, semiconductor equipment company ASML Holding outperformed on strong new orders as it expands its market opportunity set into memory chip manufacturers. The
Netherlands-based company’s technology allows for production of smaller and more efficient semiconductors. Semiconductor equipment company Applied Materials also outperformed after reporting solid results. Microsoft's stock rose as the company continued to report strong earnings, aided by growth in its cloud service, Azure.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

At period-end, our largest sector allocation relative to the benchmark was communication services. Our weighting in the sector is dominated by a few large positions, including Alphabet, Facebook and The Walt Disney Co. The portfolio is overweight in the consumer discretionary sector. We believe that structurally better business models and brands will have better long-term fundamental results and stock performance than others in the sector. In particular, we think companies with strong competitive positions and that are investing behind their businesses and have strong management teams will continue to separate themselves from the pack.

We ended the period significantly underweight in the information technology sector. The sector remains the portfolio’s largest absolute weighting, and we especially see upside in semiconductor capital equipment providers, given favorable secular growth and attractive valuations.

5

Fund Characteristics

DECEMBER 31, 2019
Top Ten Holdings	% of net assets
Microsoft Corp.	9.3%
Alphabet, Inc., Class A	7.9%
Apple, Inc.	6.6%
Amazon.com, Inc.	5.9%
Visa, Inc., Class A	5.2%
Facebook, Inc., Class A	3.2%
PayPal Holdings, Inc.	2.7%
UnitedHealth Group, Inc.	2.6%
Union Pacific Corp.	2.5%
iShares Russell 1000 Growth ETF	2.4%

Top Five Industries	% of net assets
Software	12.4%
Interactive Media and Services	11.6%
IT Services	8.5%
Semiconductors and Semiconductor Equipment	6.6%
Technology Hardware, Storage and Peripherals	6.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.3%
Exchange-Traded Funds	2.4%
Total Equity Exposure	99.7%
Temporary Cash Investments	0.2%
Temporary Cash Investments - Securities Lending Collateral	0.7%
Other Assets and Liabilities	(0.6)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period(1) 7/1/19 - 12/31/19	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,109.30	$4.31	0.81%
Class II	$1,000	$1,108.80	$5.10	0.96%
Hypothetical
Class I	$1,000	$1,021.12	$4.13	0.81%
Class II	$1,000	$1,020.37	$4.89	0.96%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2019

	Shares	Value
COMMON STOCKS — 97.3%
Aerospace and Defense — 2.6%
Boeing Co. (The)	101	$32,902
Lockheed Martin Corp.	289	112,531
		145,433
Airlines — 0.6%
Delta Air Lines, Inc.	592	34,620
Auto Components — 0.3%
Aptiv plc	207	19,659
Biotechnology — 1.7%
Biogen, Inc.(1)	111	32,937
Vertex Pharmaceuticals, Inc.(1)	286	62,620
		95,557
Capital Markets — 1.2%
Charles Schwab Corp. (The)	1,408	66,964
Chemicals — 1.4%
Dow, Inc.	1,426	78,045
Consumer Finance — 0.6%
American Express Co.	256	31,869
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	112	22,699
Electronic Equipment, Instruments and Components — 1.1%
CDW Corp.	442	63,135
Entertainment — 2.5%
Liberty Media Corp.-Liberty Formula One, Class C(1)	397	18,248
Take-Two Interactive Software, Inc.(1)	303	37,097
Walt Disney Co. (The)	594	85,910
		141,255
Equity Real Estate Investment Trusts (REITs) — 3.0%
Equity Residential	635	51,384
SBA Communications Corp.	483	116,398
		167,782
Food and Staples Retailing — 0.9%
Walmart, Inc.	403	47,893
Food Products — 1.0%
Beyond Meat, Inc.(1)(2)	123	9,299
Mondelez International, Inc., Class A	843	46,432
		55,731
Health Care Equipment and Supplies — 4.5%
Baxter International, Inc.	1,130	94,491
Boston Scientific Corp.(1)	1,582	71,538
Edwards Lifesciences Corp.(1)	149	34,760
IDEXX Laboratories, Inc.(1)	36	9,401

8

	Shares	Value
Intuitive Surgical, Inc.(1)	68	$40,198
		250,388
Health Care Providers and Services — 2.9%
Quest Diagnostics, Inc.	151	16,125
UnitedHealth Group, Inc.	498	146,402
		162,527
Hotels, Restaurants and Leisure — 4.5%
Chipotle Mexican Grill, Inc.(1)	38	31,810
Darden Restaurants, Inc.	428	46,656
Domino's Pizza, Inc.	187	54,937
Las Vegas Sands Corp.	547	37,765
Royal Caribbean Cruises Ltd.	595	79,439
		250,607
Household Products — 1.4%
Church & Dwight Co., Inc.	283	19,906
Procter & Gamble Co. (The)	456	56,955
		76,861
Insurance — 0.6%
Progressive Corp. (The)	458	33,155
Interactive Media and Services — 11.6%
Alphabet, Inc., Class A(1)	331	443,338
Facebook, Inc., Class A(1)	865	177,541
Twitter, Inc.(1)	783	25,095
		645,974
Internet and Direct Marketing Retail — 5.9%
Amazon.com, Inc.(1)	179	330,763
IT Services — 8.5%
Fastly, Inc., Class A(1)(2)	502	10,075
PayPal Holdings, Inc.(1)	1,378	149,058
VeriSign, Inc.(1)	131	25,241
Visa, Inc., Class A	1,533	288,051
		472,425
Life Sciences Tools and Services — 0.8%
Agilent Technologies, Inc.	155	13,223
Illumina, Inc.(1)	97	32,179
		45,402
Machinery — 1.6%
Cummins, Inc.	490	87,690
Multiline Retail — 0.6%
Target Corp.	261	33,463
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	177	36,558
Pharmaceuticals — 4.0%
Merck & Co., Inc.	1,322	120,236
Novo Nordisk A/S, B Shares	1,246	72,268
Zoetis, Inc.	229	30,308
		222,812

9

	Shares	Value
Road and Rail — 2.8%
Lyft, Inc., Class A(1)	427	$18,370
Union Pacific Corp.	780	141,016
		159,386
Semiconductors and Semiconductor Equipment — 6.6%
Analog Devices, Inc.	446	53,003
Applied Materials, Inc.	833	50,846
ASML Holding NV	259	77,133
Broadcom, Inc.	369	116,611
NVIDIA Corp.	311	73,178
		370,771
Software — 12.4%
Datadog, Inc., Class A(1)(2)	258	9,747
Microsoft Corp.	3,313	522,460
PagerDuty, Inc.(1)(2)	788	18,431
Palo Alto Networks, Inc.(1)	52	12,025
salesforce.com, Inc.(1)	504	81,971
Zendesk, Inc.(1)	532	40,767
Zoom Video Communications, Inc., Class A(1)(2)	101	6,872
		692,273
Specialty Retail — 1.8%
TJX Cos., Inc. (The)	1,635	99,833
Technology Hardware, Storage and Peripherals — 6.6%
Apple, Inc.	1,251	367,356
Textiles, Apparel and Luxury Goods — 2.2%
NIKE, Inc., Class B	1,225	124,105
TOTAL COMMON STOCKS (Cost $3,116,208)		5,432,991
EXCHANGE-TRADED FUNDS — 2.4%
iShares Russell 1000 Growth ETF (Cost $119,841)	770	135,459
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.75% - 3.75%, 9/15/21 - 11/15/43, valued at $11,865), in a joint trading account at 1.35%, dated 12/31/19, due 1/2/20 (Delivery value $11,615)		11,614
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,592	2,592
TOTAL TEMPORARY CASH INVESTMENTS (Cost $14,206)		14,206
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $38,705)	38,705	38,705
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $3,288,960)		5,621,361
OTHER ASSETS AND LIABILITIES — (0.6)%		(33,461)
TOTAL NET ASSETS — 100.0%		$5,587,900

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	64,222	EUR	57,206	Credit Suisse AG	3/31/20	$(301)
USD	1,608	EUR	1,442	Credit Suisse AG	3/31/20	(18)
						$(319)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $54,425. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $55,528, which includes securities collateral of $16,823.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2019
Assets
Investment securities, at value (cost of $3,250,255) — including $54,425 of securities on loan	$5,582,656
Investment made with cash collateral received for securities on loan, at value (cost of $38,705)	38,705
Total investment securities, at value (cost of $3,288,960)	5,621,361
Receivable for investments sold	7,059
Dividends and interest receivable	3,187
Securities lending receivable	33
5,631,640

Liabilities
Payable for collateral received for securities on loan	38,705
Payable for capital shares redeemed	218
Unrealized depreciation on forward foreign currency exchange contracts	319
Accrued management fees	3,316
Distribution fees payable	1,182
43,740

Net Assets	$5,587,900

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,904,672
Distributable earnings	2,683,228
$5,587,900

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$8,032	471	$17.05
Class II, $0.01 Par Value	$5,579,868	327,853	$17.02

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $581)	$61,048
Securities lending, net	2,697
Interest	858
64,603

Expenses:
Management fees	46,951
Distribution fees - Class II	13,022
Directors' fees and expenses	165
60,138
Fees waived(1)	(9,838)
50,300

Net investment income (loss)	14,303

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	370,682
Forward foreign currency exchange contract transactions	3,210
Foreign currency translation transactions	(10)
373,882

Change in net unrealized appreciation (depreciation) on:
Investments	1,186,748
Forward foreign currency exchange contracts	(173)
Translation of assets and liabilities in foreign currencies	2
1,186,577

Net realized and unrealized gain (loss)	1,560,459

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,574,762

(1)	Amount consists of $13 and $9,825 for Class I and Class II, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018
Increase (Decrease) in Net Assets	December 31, 2019	December 31, 2018
Operations
Net investment income (loss)	$14,303	$6,981
Net realized gain (loss)	373,882	605,430
Change in net unrealized appreciation (depreciation)	1,186,577	(616,481)
Net increase (decrease) in net assets resulting from operations	1,574,762	(4,070)

Distributions to Shareholders
From earnings:
Class I	(834)	(3,395)
Class II	(621,750)	(107,667)
Decrease in net assets from distributions	(622,584)	(111,062)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(57,842)	(704,569)

Net increase (decrease) in net assets	894,336	(819,701)

Net Assets
Beginning of period	4,693,564	5,513,265
End of period	$5,587,900	$4,693,564

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2019

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$38,705	—	—	—	$38,705
Gross amount of recognized liabilities for securities lending transactions					$38,705

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2019 through July 31, 2019, the investment advisor agreed to waive 0.18% of the fund's management fee. Effective August 1, 2019, the investment advisor agreed to waive 0.20% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

17

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2019 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	1.00%	0.81%
Class II	0.90%	0.71%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $188,763 and $193,166, respectively. The effect of interfund transactions on the Statement of Operations was $(429) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2019 were $2,661,541 and $3,284,878, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Issued in reinvestment of distributions	58	$834	230	$3,395
Redeemed	—	—	(9,888)	(154,091)
	58	834	(9,658)	(150,696)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	30,112	456,905	32,408	496,753
Issued in reinvestment of distributions	42,998	621,750	7,290	107,667
Redeemed	(72,812)	(1,137,331)	(73,426)	(1,158,293)
	298	(58,676)	(33,728)	(553,873)
Net increase (decrease)	356	$(57,842)	(43,386)	$(704,569)

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,283,590	$149,401	—
Exchange-Traded Funds	135,459	—	—
Temporary Cash Investments	2,592	11,614	—
Temporary Cash Investments - Securities Lending Collateral	38,705	—	—
	$5,460,346	$161,015	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$319	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $77,011.

19

The value of foreign currency risk derivative instruments as of December 31, 2019, is disclosed on the Statement of Assets and Liabilities as a liability of $319 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,210 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(173) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$55,415	$20,747
Long-term capital gains	$567,169	$90,315

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,316,645
Gross tax appreciation of investments	$2,327,600
Gross tax depreciation of investments	(22,884)
Net tax appreciation (depreciation) of investments	$2,304,716
Undistributed ordinary income	$36,580
Accumulated long-term gains	$341,932

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2019	$14.34	0.07	4.66	4.73	(0.06)	(1.96)	(2.02)	$17.05	35.48%	0.81%	1.00%	0.43%	0.24%	52%	$8
2018	$14.87	0.05	(0.24)	(0.19)	(0.04)	(0.30)	(0.34)	$14.34	(1.36)%	0.82%	1.00%	0.28%	0.10%	63%	$6
2017	$13.27	0.05	3.84	3.89	(0.12)	(2.17)	(2.29)	$14.87	30.38%	0.84%	1.01%	0.35%	0.18%	60%	$150
2016	$12.76	0.09	0.46	0.55	—	(0.04)	(0.04)	$13.27	4.35%	0.85%	1.01%	0.76%	0.60%	69%	$191
2015	$13.00	0.05	0.56	0.61	(0.06)	(0.79)	(0.85)	$12.76	4.71%	0.85%	1.00%	0.44%	0.29%	69%	$183
Class II
2019	$14.31	0.04	4.67	4.71	(0.04)	(1.96)	(2.00)	$17.02	35.33%	0.96%	1.15%	0.28%	0.09%	52%	$5,580
2018	$14.85	0.02	(0.24)	(0.22)	(0.02)	(0.30)	(0.32)	$14.31	(1.59)%	0.97%	1.15%	0.13%	(0.05)%	63%	$4,688
2017	$13.25	0.03	3.84	3.87	(0.10)	(2.17)	(2.27)	$14.85	30.22%	0.99%	1.16%	0.20%	0.03%	60%	$5,363
2016	$12.76	0.08	0.45	0.53	—	(0.04)	(0.04)	$13.25	4.20%	1.00%	1.16%	0.61%	0.45%	69%	$5,018
2015	$13.00	0.04	0.55	0.59	(0.04)	(0.79)	(0.83)	$12.76	4.55%	1.00%	1.15%	0.29%	0.14%	69%	$5,276

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund, one of the funds constituting the American Century Variable Portfolios, Inc. (the "Fund"), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Growth Fund of the American Century Variable Portfolios, Inc. as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 13, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	64	None
John R. Whitten (1946)	Director	Since 2008	Retired	64	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	79	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $51,623, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $567,169, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2019.

The fund hereby designates $43,818 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2019.

26

Notes

27

Notes

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91447 2002

Annual Report

December 31, 2019

VP Income & Growth Fund
Class I (AVGIX)
Class II (AVPGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVGIX	23.95%	8.29%	11.88%	10/30/97
S&P 500 Index	—	31.49%	11.69%	13.55%	—
Class II	AVPGX	23.75%	8.02%	11.61%	5/1/02

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2019
Class I — $30,741

S&P 500 Index — $35,666

Total Annual Fund Operating Expenses
Class I	Class II
0.70%	0.95%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

VP Income & Growth returned 23.95%* for the year ended December 31, 2019, compared with the 31.49% return of its benchmark, the S&P 500 Index.

VP Income & Growth’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s returns were hindered during the period by stock selection decisions within the consumer discretionary, health care and information technology sectors. However, certain security decisions bolstered results. In particular, overweight positions to QUALCOMM, Applied Materials and The Hershey Co. benefited returns, as did reduced exposure to Berkshire Hathaway and Boeing.

Stock Selection in Consumer Discretionary Hurt Returns

Stock selection in the consumer discretionary sector, especially textiles, apparel and luxury goods and, to a lesser extent, in the multiline and specialty retail industries, detracted from relative returns. Within textiles, apparel and luxury goods, an overweight to accessories manufacturer Tapestry was a leading detractor from relative results. The stock fell due in part to disappointing sales. We have closed this position. In the multiline retail industry, an overweight to Kohl’s was among the top individual detractors. The department store chain has struggled with decreased foot traffic and falling sales. We have since exited the stock. American Eagle Outfitters was also a leading detractor within the specialty retail industry. This position has since been closed.

In health care, security choices within the biotechnology industry were the leading cause of underperformance. An overweight to AbbVie was among the top individual detractors. The stock fell precipitously in January and June. An overweight to pharmaceuticals company Pfizer was also among the leading detractors. The stock fell after the company’s announcement to carve out the business unit responsible for established, older blockbuster drugs and sell it to generic drugmaker Mylan.

Within information technology, stock selections within electronic equipment, instruments and components detracted. In particular, a position in National Instruments was among the leading individual detractors from relative results. Allocation decisions within communications equipment and IT services also constrained results. Elsewhere in the markets, other notable detractors for the period included Occidental Petroleum, which suffered after announcement of its deal to purchase Anadarko Petroleum, and Tanger Factory Outlet Centers, which has seen reduced foot traffic in its shopping centers. We have since exited our position in Occidental.

A Number of Stock Choices Benefited Returns

Several stocks across varying sectors made meaningful contributions to portfolio results. Semiconductor producer QUALCOMM was among the top-contributing positions for the year. The company received a favorable ruling in its ongoing legal dispute with Apple and saw increased demand for its products, due in part to the rollout of 5G technology.

*All fund returns referenced in this commentary are for Class I shares. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Fellow semiconductor company Applied Materials also saw its price rise throughout the period. The chipmaker boasted strong earnings the latter half of the period and also benefited from the demand for 5G-compatible product components. Food product manufacturer The Hershey Co. also benefited results. The company’s stock rose on the back of increased dividend payouts and higher candy prices. Overweight positions in all of these securities helped portfolio results relative to the benchmark.

The decision to not invest heavily in some stocks was also beneficial. Underweight positions in Berkshire Hathaway and Boeing were also among the top contributors to relative performance during the year. Diversified financial company Berkshire experienced high volatility in its stock price during the period. Aerospace and defense company Boeing also suffered volatility and a generally decreasing stock price. The company faced regulatory and safety scrutiny in the wake of two fatal crashes of its newest airliner. The events led to investigations, changes in leadership at the company and reduced demand for its planes. We have since exited the position.

The use of hedging instruments or derivatives had no material impact on performance during the period.

A Look Ahead

Our systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and exceptional risk management.

As of December 31, 2019, our largest overweight position was in real estate, reflecting attractive dividend yields consistent with the portfolio’s income mandate. We are also finding many opportunities across the consumer staples sector, which is another of our largest active positions. We also see opportunities in information technology, as many stocks within the sector continue to offer compelling earnings growth, healthy balance sheets and positive sentiment. At the other end of the spectrum, the fund’s leading underweights at period-end include health care, industrials and utilities. These underweights reflect the fact that these stocks generally do not score well at present on the dimensions we evaluate.

4

Fund Characteristics

DECEMBER 31, 2019
Top Ten Holdings	% of net assets
Microsoft Corp.	5.0%
Apple, Inc.	4.3%
Alphabet, Inc., Class A	3.7%
Amazon.com, Inc.	3.1%
Johnson & Johnson	1.9%
Verizon Communications, Inc.	1.8%
AT&T, Inc.	1.8%
Chevron Corp.	1.8%
JPMorgan Chase & Co.	1.6%
Home Depot, Inc. (The)	1.6%

Top Five Industries	% of net assets
Banks	7.5%
Software	7.0%
Technology Hardware, Storage and Peripherals	6.2%
Equity Real Estate Investment Trusts (REITs)	6.0%
Semiconductors and Semiconductor Equipment	5.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.8%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	0.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period(1) 7/1/19 - 12/31/19	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,087.90	$3.68	0.70%
Class II	$1,000	$1,087.50	$5.00	0.95%
Hypothetical
Class I	$1,000	$1,021.68	$3.57	0.70%
Class II	$1,000	$1,020.42	$4.84	0.95%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

DECEMBER 31, 2019

	Shares	Value
COMMON STOCKS — 96.8%
Aerospace and Defense — 0.1%
Lockheed Martin Corp.	1,152	$448,566
Air Freight and Logistics — 1.3%
CH Robinson Worldwide, Inc.	6,868	537,078
United Parcel Service, Inc., Class B	38,834	4,545,908
		5,082,986
Airlines — 0.5%
Delta Air Lines, Inc.	29,897	1,748,377
Automobiles — 0.3%
Ford Motor Co.	141,803	1,318,768
Banks — 7.5%
Bank of America Corp.	69,714	2,455,327
Comerica, Inc.	26,297	1,886,810
Fifth Third Bancorp	65,025	1,998,868
JPMorgan Chase & Co.	45,334	6,319,560
KeyCorp	104,395	2,112,955
PNC Financial Services Group, Inc. (The)	14,431	2,303,621
Regions Financial Corp.	117,987	2,024,657
Truist Financial Corp.	43,018	2,422,774
U.S. Bancorp	36,169	2,144,460
Umpqua Holdings Corp.	12,572	222,524
Wells Fargo & Co.	90,864	4,888,483
		28,780,039
Beverages — 2.8%
Coca-Cola Co. (The)	65,236	3,610,812
Molson Coors Brewing Co., Class B	28,804	1,552,536
PepsiCo, Inc.	40,386	5,519,555
		10,682,903
Biotechnology — 3.4%
AbbVie, Inc.	38,772	3,432,873
Amgen, Inc.	11,379	2,743,135
Biogen, Inc.(1)	9,411	2,792,526
Gilead Sciences, Inc.	63,155	4,103,812
		13,072,346
Building Products — 0.3%
Johnson Controls International plc	26,552	1,080,932
Capital Markets — 1.5%
Ameriprise Financial, Inc.	11,466	1,910,006
Cohen & Steers, Inc.	9,971	625,780
Janus Henderson Group plc	64,978	1,588,712
Northern Trust Corp.	16,262	1,727,675
		5,852,173

7

	Shares	Value
Chemicals — 0.8%
Dow, Inc.(1)	25,975	$1,421,612
LyondellBasell Industries NV, Class A	18,643	1,761,390
		3,183,002
Commercial Services and Supplies — 0.9%
Republic Services, Inc.	22,533	2,019,633
Waste Management, Inc.	13,473	1,535,383
		3,555,016
Communications Equipment — 1.3%
Cisco Systems, Inc.	71,666	3,437,101
Juniper Networks, Inc.	62,328	1,535,139
		4,972,240
Consumer Finance — 0.9%
Discover Financial Services	19,284	1,635,669
Synchrony Financial	55,026	1,981,486
		3,617,155
Containers and Packaging — 1.0%
Amcor plc(1)	197,237	2,138,049
International Paper Co.	38,662	1,780,385
		3,918,434
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(1)	13,167	2,982,326
Diversified Telecommunication Services — 3.6%
AT&T, Inc.	173,573	6,783,233
Verizon Communications, Inc.	116,546	7,155,924
		13,939,157
Electric Utilities — 0.9%
IDACORP, Inc.	12,106	1,292,921
NextEra Energy, Inc.	9,224	2,233,684
		3,526,605
Electronic Equipment, Instruments and Components — 0.4%
National Instruments Corp.	37,077	1,569,840
Entertainment — 0.3%
Take-Two Interactive Software, Inc.(1)	5,308	649,858
Walt Disney Co. (The)	4,111	594,574
		1,244,432
Equity Real Estate Investment Trusts (REITs) — 6.0%
Apple Hospitality REIT, Inc.	27,226	442,422
Brandywine Realty Trust	109,069	1,717,837
Corporate Office Properties Trust	42,352	1,244,302
Digital Realty Trust, Inc.	7,591	908,946
EPR Properties	20,498	1,447,979
Extra Space Storage, Inc.	14,169	1,496,530
Healthcare Trust of America, Inc., Class A	12,547	379,923
Highwoods Properties, Inc.	23,481	1,148,456
Industrial Logistics Properties Trust	34,342	769,948
Lamar Advertising Co., Class A	22,591	2,016,473
Life Storage, Inc.	5,245	567,929

8

	Shares	Value
Mid-America Apartment Communities, Inc.	5,133	$676,837
Realty Income Corp.	23,533	1,732,735
Retail Properties of America, Inc., Class A	112,429	1,506,549
Simon Property Group, Inc.	4,218	628,313
Tanger Factory Outlet Centers, Inc.	68,347	1,006,751
VICI Properties, Inc.	71,276	1,821,102
Weingarten Realty Investors	55,956	1,748,065
WP Carey, Inc.	21,283	1,703,491
		22,964,588
Food Products — 2.9%
Campbell Soup Co.	70,026	3,460,685
General Mills, Inc.	61,170	3,276,265
Hershey Co. (The)	15,747	2,314,494
Kellogg Co.	30,088	2,080,886
		11,132,330
Health Care Equipment and Supplies — 0.6%
Stryker Corp.	9,948	2,088,483
Health Care Providers and Services — 0.6%
Cardinal Health, Inc.	27,481	1,389,989
Chemed Corp.	1,072	470,887
UnitedHealth Group, Inc.	1,602	470,956
		2,331,832
Health Care Technology — 0.4%
Veeva Systems, Inc., Class A(1)	9,484	1,334,019
Hotels, Restaurants and Leisure — 2.7%
Darden Restaurants, Inc.	15,589	1,699,357
Las Vegas Sands Corp.	37,707	2,603,291
McDonald's Corp.	8,939	1,766,436
Starbucks Corp.	28,503	2,505,984
Vail Resorts, Inc.	6,892	1,652,908
		10,227,976
Household Durables — 0.3%
Garmin Ltd.	11,206	1,093,257
Household Products — 3.2%
Clorox Co. (The)	7,923	1,216,498
Colgate-Palmolive Co.	38,767	2,668,720
Kimberly-Clark Corp.	24,718	3,399,961
Procter & Gamble Co. (The)	38,218	4,773,428
		12,058,607
Insurance — 2.2%
Fidelity National Financial, Inc.	34,845	1,580,221
First American Financial Corp.	25,337	1,477,654
MetLife, Inc.	41,585	2,119,587
Prudential Financial, Inc.	19,420	1,820,431
Unum Group	50,904	1,484,361
		8,482,254
Interactive Media and Services — 5.3%
Alphabet, Inc., Class A(1)	10,710	14,344,867

9

	Shares	Value
Facebook, Inc., Class A(1)	28,706	$5,891,906
		20,236,773
Internet and Direct Marketing Retail — 3.7%
Amazon.com, Inc.(1)	6,413	11,850,198
eBay, Inc.	64,991	2,346,825
		14,197,023
IT Services — 3.7%
Amdocs Ltd.	25,701	1,855,355
International Business Machines Corp.	35,643	4,777,588
Mastercard, Inc., Class A	1,453	433,851
MAXIMUS, Inc.	7,115	529,285
Paychex, Inc.	20,615	1,753,512
PayPal Holdings, Inc.(1)	4,576	494,986
Visa, Inc., Class A	10,974	2,062,014
Western Union Co. (The)	77,791	2,083,243
		13,989,834
Machinery — 1.7%
Cummins, Inc.	19,203	3,436,569
Snap-on, Inc.	18,810	3,186,414
		6,622,983
Media — 1.5%
Comcast Corp., Class A	2,308	103,791
Interpublic Group of Cos., Inc. (The)	135,813	3,137,280
Omnicom Group, Inc.	31,414	2,545,162
		5,786,233
Metals and Mining — 0.2%
Steel Dynamics, Inc.	27,411	933,070
Multiline Retail — 0.7%
Target Corp.	21,920	2,810,363
Oil, Gas and Consumable Fuels — 5.2%
Chevron Corp.	55,788	6,723,012
Exxon Mobil Corp.	61,324	4,279,189
HollyFrontier Corp.	43,101	2,185,652
Kinder Morgan, Inc.	107,232	2,270,101
Phillips 66	20,858	2,323,790
Valero Energy Corp.	21,734	2,035,389
		19,817,133
Paper and Forest Products — 0.4%
Domtar Corp.	34,731	1,328,113
Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	40,831	2,620,942
Eli Lilly & Co.	3,048	400,599
Johnson & Johnson	49,422	7,209,187
Merck & Co., Inc.	43,081	3,918,217
Pfizer, Inc.	102,405	4,012,228
		18,161,173
Semiconductors and Semiconductor Equipment — 5.4%
Applied Materials, Inc.	45,471	2,775,550

10

	Shares	Value
Broadcom, Inc.	17,144	$5,417,847
Intel Corp.	70,947	4,246,178
Maxim Integrated Products, Inc.	25,748	1,583,759
QUALCOMM, Inc.	26,090	2,301,921
Texas Instruments, Inc.	35,464	4,549,676
		20,874,931
Software — 7.0%
Adobe, Inc.(1)	3,935	1,297,802
LogMeIn, Inc.	22,385	1,919,290
Microsoft Corp.	120,426	18,991,180
Oracle Corp. (New York)	57,366	3,039,251
salesforce.com, Inc.(1)	7,407	1,204,675
Zscaler, Inc.(1)	5,964	277,326
		26,729,524
Specialty Retail — 2.0%
AutoZone, Inc.(1)	1,243	1,480,799
Home Depot, Inc. (The)	27,806	6,072,274
		7,553,073
Technology Hardware, Storage and Peripherals — 6.2%
Apple, Inc.	55,525	16,304,916
HP, Inc.	138,455	2,845,250
NetApp, Inc.	24,444	1,521,639
Seagate Technology plc	53,013	3,154,274
		23,826,079
Tobacco — 1.2%
Altria Group, Inc.	29,030	1,448,887
Philip Morris International, Inc.	35,218	2,996,700
		4,445,587
Trading Companies and Distributors — 0.4%
Fastenal Co.	44,153	1,631,453
TOTAL COMMON STOCKS (Cost $277,183,241)		371,231,988
TEMPORARY CASH INVESTMENTS — 3.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.75% - 3.75%, 9/15/21 - 11/15/43, valued at $9,784,034), in a joint trading account at 1.35%, dated 12/31/19, due 1/2/20 (Delivery value $9,578,413)		9,577,695
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 12/15/22, valued at $2,178,221), at 0.65%, dated 12/31/19, due 1/2/20 (Delivery value $2,131,076)		2,131,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	63,860	63,860
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,772,555)		11,772,555
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $288,955,796)		383,004,543
OTHER ASSETS AND LIABILITIES — 0.1%		401,335
TOTAL NET ASSETS — 100.0%		$383,405,878

11

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	56	March 2020	$2,800	$9,047,080	$168,331

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2019
Assets
Investment securities, at value (cost of $288,955,796)	$383,004,543
Deposits with broker for futures contracts	352,800
Receivable for capital shares sold	16,192
Receivable for variation margin on futures contracts	21,560
Dividends and interest receivable	478,744
383,873,839

Liabilities
Payable for capital shares redeemed	235,030
Accrued management fees	226,272
Distribution fees payable	6,659
467,961

Net Assets	$383,405,878

Net Assets Consist of:
Capital (par value and paid-in surplus)	$273,095,263
Distributable earnings	110,310,615
$383,405,878

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$351,773,529	35,092,824	$10.02
Class II, $0.01 Par Value	$31,632,349	3,153,919	$10.03

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2019
Investment Income (Loss)
Income:
Dividends	$10,166,831
Interest	97,314
10,264,145

Expenses:
Management fees	2,591,041
Distribution fees - Class II	75,178
Directors' fees and expenses	11,671
Other expenses	1,120
2,679,010

Net investment income (loss)	7,585,135

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,848,459
Futures contract transactions	585,201
16,433,660

Change in net unrealized appreciation (depreciation) on:
Investments	54,509,104
Futures contracts	168,331
54,677,435

Net realized and unrealized gain (loss)	71,111,095

Net Increase (Decrease) in Net Assets Resulting from Operations	$78,696,230

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018
Increase (Decrease) in Net Assets	December 31, 2019	December 31, 2018
Operations
Net investment income (loss)	$7,585,135	$8,245,471
Net realized gain (loss)	16,433,660	31,484,294
Change in net unrealized appreciation (depreciation)	54,677,435	(64,272,459)
Net increase (decrease) in net assets resulting from operations	78,696,230	(24,542,694)

Distributions to Shareholders
From earnings:
Class I	(36,148,821)	(34,870,866)
Class II	(3,103,497)	(2,587,170)
Decrease in net assets from distributions	(39,252,318)	(37,458,036)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,982,369	(1,147,473)

Net increase (decrease) in net assets	41,426,281	(63,148,203)

Net Assets
Beginning of period	341,979,597	405,127,800
End of period	$383,405,878	$341,979,597

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2019

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

17

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.65% to 0.70% for each class. The effective annual management fee for each class for the period ended December 31, 2019 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,433,110 and $2,081,707, respectively. The effect of interfund transactions on the Statement of Operations was $(212,013) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2019 were $299,435,759 and $336,881,106, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	1,844,686	$17,486,140	1,819,424	$18,757,567
Issued in reinvestment of distributions	3,920,520	36,148,821	3,605,271	34,870,866
Redeemed	(5,604,004)	(53,148,318)	(5,802,041)	(59,738,092)
	161,202	486,643	(377,346)	(6,109,659)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	458,780	4,347,858	850,519	8,863,064
Issued in reinvestment of distributions	336,386	3,103,497	267,303	2,587,170
Redeemed	(626,843)	(5,955,629)	(635,856)	(6,488,048)
	168,323	1,495,726	481,966	4,962,186
Net increase (decrease)	329,525	$1,982,369	104,620	$(1,147,473)

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$371,231,988	—	—
Temporary Cash Investments	63,860	$11,708,695	—
	$371,295,848	$11,708,695	—
Other Financial Instruments
Futures Contracts	$168,331	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $2,208 futures contracts purchased.

The value of equity price risk derivative instruments as of December 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $21,560 in receivable for variation margin on futures contracts*. For the year ended December 31, 2019, the effect of equity price risk derivative instruments on the Statement of Operations was $585,201 in net realized gain (loss) on futures contract transactions and $168,331 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

19

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$11,269,049	$16,494,776
Long-term capital gains	$27,983,269	$20,963,260

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$290,525,466
Gross tax appreciation of investments	$95,310,416
Gross tax depreciation of investments	(2,831,339)
Net tax appreciation (depreciation) of investments	$92,479,077
Undistributed ordinary income	$283,674
Accumulated long-term gains	$17,547,864

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2019	$9.02	0.20	1.85	2.05	(0.20)	(0.85)	(1.05)	$10.02	23.95%	0.70%	2.07%	83%	$351,774
2018	$10.71	0.22	(0.90)	(0.68)	(0.20)	(0.81)	(1.01)	$9.02	(6.87)%	0.70%	2.11%	70%	$315,041
2017	$9.32	0.24	1.62	1.86	(0.24)	(0.23)	(0.47)	$10.71	20.49%	0.71%	2.47%	76%	$378,295
2016	$8.57	0.21	0.91	1.12	(0.21)	(0.16)	(0.37)	$9.32	13.48%	0.70%	2.38%	78%	$358,600
2015	$10.11	0.19	(0.71)	(0.52)	(0.19)	(0.83)	(1.02)	$8.57	(5.62)%	0.70%	2.14%	88%	$349,147
Class II
2019	$9.02	0.17	1.87	2.04	(0.18)	(0.85)	(1.03)	$10.03	23.75%	0.95%	1.82%	83%	$31,632
2018	$10.72	0.19	(0.91)	(0.72)	(0.17)	(0.81)	(0.98)	$9.02	(7.19)%	0.95%	1.86%	70%	$26,938
2017	$9.32	0.22	1.62	1.84	(0.21)	(0.23)	(0.44)	$10.72	20.30%	0.96%	2.22%	76%	$26,833
2016	$8.57	0.18	0.92	1.10	(0.19)	(0.16)	(0.35)	$9.32	13.20%	0.95%	2.13%	78%	$23,511
2015	$10.11	0.17	(0.71)	(0.54)	(0.17)	(0.83)	(1.00)	$8.57	(5.95)%	0.95%	1.89%	88%	$17,417

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund, one of the funds constituting the American Century Variable Portfolios, Inc. (the "Fund"), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Income & Growth Fund of the American Century Variable Portfolios, Inc. as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 13, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	64	None
John R. Whitten (1946)	Director	Since 2008	Retired	64	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	79	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $8,503,076, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $27,983,269, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2019.

The fund hereby designates $3,679,179 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2019.

26

Notes

27

Notes

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91438 2002

Annual Report

December 31, 2019

VP International Fund
Class I (AVIIX)
Class II (ANVPX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIIX	28.42%	6.34%	6.62%	5/1/94
MSCI EAFE Index	—	22.01%	5.67%	5.50%	—
MSCI EAFE Growth Index	—	27.90%	7.71%	6.94%	—
Class II	ANVPX	28.14%	6.17%	6.46%	8/15/01
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2019
Class I — $18,996

MSCI EAFE Index — $17,085

MSCI EAFE Growth Index — $19,577

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.37%	1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary
VP International gained 28.42%* for the 12 months ended December 31, 2019. The fund outperformed its benchmark, the MSCI EAFE Index, which increased 22.01% for the same period.
Non-U.S. equity markets delivered strong returns for the period despite significant volatility amid global economic uncertainty and U.S.-China trade tensions. Global stocks staged several rallies in the first half of 2019 as U.S. interest rate hikes paused and corporate earnings reports exceeded lowered expectations. Markets struggled to maintain the gains midyear, as signs of slowing economic growth and escalation of trade disputes dampened investor appetite for risk. Stocks rebounded decisively in the fourth quarter on encouraging earnings reports, anticipation of a U.S.-China trade deal and improved prospects for an orderly Brexit.
Strong stock selection across multiple sectors was a significant factor as global earnings growth became scarce. Our process identified companies exhibiting sustainable growth driven by idiosyncratic or secular growth drivers, which generally outperformed those dependent on cyclical growth.
Stock Choices Drove Outperformance
Selection among health care stocks contributed significantly to outperformance, as company-specific drivers propelled stocks such as blood plasma company CSL. The firm’s leading position within the immunoglobulin market supported growth in a year that saw competitors suffer from shortages and disruptions. CSL has invested heavily in its plasma collection centers, which should help it to maintain its market share gains. Investors drove the stock higher as management reiterated the firm’s strong growth prospects for 2020. Pharmaceuticals and biologics contract manufacturer Lonza Group and optical products specialist Hoya also ranked among the top individual contributors to the portfolio’s performance.
Among financials, London Stock Exchange Group’s (LSEG’s) strong performance was driven by strength in the company’s security clearing and data businesses, which have benefited from demand for clearing of new security classes, increased use of quantitative investment approaches and demand for market data from its Russell division. LSEG’s stock also benefited from news of the company’s proposed acquisition of financial data and technology firm Refinitiv. We believe the acquisition will enhance LSEG’s offerings for two of the strongest trends in financial markets: electronification of trading and demand for data.
Cellnex Telecom was another strong individual contributor. The European tower company gained significant market share in the past year, which drove better-than-expected earnings and propelled the stock higher. Announcement of an acquisition that should advance the company’s consolidation plans also boosted the stock. Cellnex continued to benefit from the increased use of data in Europe, the sale and leaseback of towers to cellular operators and the expansion of existing sites by adding more tenants.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Consumer Staples Names Detracted
Holdings in the consumer staples sector such as Nestle weighed on returns. We did not hold stock of Nestle in the first quarter, and as it performed well during that period, it had a slightly negative effect on the portfolio’s relative performance. We subsequently purchased the stock as its earnings growth outlook improved, but the stock weakened with the general underperformance of consumer staples stocks as investors rotated out of perceived defensive stocks. Stock of the apparel manufacturer and retailer Canada Goose Holdings also declined as the market reacted to what we believe are transitory issues, which caused volatility in short-term earnings results. We believe the long-term story remains intact as Canada Goose retains a strong brand presence, is migrating its model away from wholesale toward higher-margin retail and online business and is entering new markets with its own stores.
Outlook
We remain focused on our disciplined, bottom-up fundamental process of identifying opportunities with accelerating, sustainable growth. There are signs of stabilization in fundamental data and aggregate growth trends. While we continue to focus on companies exhibiting accelerating growth through company-specific, idiosyncratic growth drivers, we have added to cyclical exposure, where we see a bottoming in trends.
Information technology remains the portfolio’s largest sector exposure. Our holdings include companies benefiting from multiple secular industry trends such as the shift to digitalization, the 5G network rollout, cloud computing, growth of the data center market and increased demand for factory and process automation.
Our consumer staples exposure declined during the reporting period. We eliminated our position in spirits and beverage distributor Diageo. Our investment thesis for the company had played out, and we expect growth to moderate going forward. We also sold Associated British Foods as our investment thesis was no longer intact, particularly with respect to the Primark business, which disappointed. The sector’s stocks generally underperformed for the period, which further lowered our consumer staples weight.
The portfolio remains underweight in financials due to an underweight in banks. However, we continue to invest in nonbank financials such as London Stock Exchange Group and insurance company AIA Group.
As a result of our process, our largest regional position continues to be Europe, where we are invested in multiple companies with idiosyncratic drivers. Toward the end of the year, we added to names that we believe are positioned to benefit from economic recovery following a period of slow growth relative to other markets. We believe Europe is poised to be an outperforming region with the lifting of trade uncertainties.

5

Fund Characteristics

DECEMBER 31, 2019
Top Ten Holdings	% of net assets
Nestle SA	3.4%
AIA Group Ltd.	3.0%
CSL Ltd.	2.8%
AstraZeneca plc	2.5%
Keyence Corp.	2.0%
Cellnex Telecom SA	1.9%
Novartis AG	1.8%
ASML Holding NV	1.8%
London Stock Exchange Group plc	1.8%
Schneider Electric SE	1.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.6%
Temporary Cash Investments - Securities Lending Collateral	0.2%
Other Assets and Liabilities	(0.3)%

Investments by Country	% of net assets
Japan	16.8%
Switzerland	12.3%
United Kingdom	10.0%
France	9.8%
Germany	5.7%
Australia	5.1%
Sweden	4.9%
China	4.8%
Netherlands	4.5%
Canada	4.2%
Spain	3.3%
Denmark	3.1%
Hong Kong	3.0%
Ireland	2.8%
Other Countries	9.2%
Cash and Equivalents*	0.5%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period(1) 7/1/19 - 12/31/19	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,089.00	$5.27	1.00%
Class II	$1,000	$1,088.20	$6.05	1.15%
Hypothetical
Class I	$1,000	$1,020.16	$5.09	1.00%
Class II	$1,000	$1,019.41	$5.85	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2019

	Shares	Value
COMMON STOCKS — 99.5%
Australia — 5.1%
Aristocrat Leisure Ltd.	59,130	$1,402,359
Atlassian Corp. plc, Class A(1)	5,970	718,430
CSL Ltd.	26,460	5,135,121
Treasury Wine Estates Ltd.	184,240	2,105,440
		9,361,350
Austria — 0.9%
Erste Group Bank AG(1)	45,583	1,714,469
Belgium — 1.3%
KBC Group NV	32,360	2,440,122
Brazil — 1.2%
Localiza Rent a Car SA	88,240	1,042,008
Magazine Luiza SA	105,312	1,251,626
		2,293,634
Canada — 4.2%
Alimentation Couche-Tard, Inc., B Shares	59,690	1,894,286
Canada Goose Holdings, Inc.(1)(2)	42,760	1,549,622
Canadian Pacific Railway Ltd.(2)	5,680	1,447,961
First Quantum Minerals Ltd.	77,850	789,561
Intact Financial Corp.	18,210	1,969,157
		7,650,587
China — 4.8%
Alibaba Group Holding Ltd. ADR(1)	13,370	2,835,777
ANTA Sports Products Ltd.	114,000	1,020,931
GDS Holdings Ltd. ADR(1)	38,370	1,979,125
TAL Education Group ADR(1)	26,280	1,266,696
Tencent Holdings Ltd.	35,700	1,722,116
		8,824,645
Denmark — 3.1%
Carlsberg A/S, B Shares	12,030	1,794,585
DSV Panalpina A/S	17,767	2,056,682
Novo Nordisk A/S, B Shares	31,010	1,798,570
		5,649,837
Finland — 1.4%
Neste Oyj	73,390	2,553,681
France — 9.8%
Airbus SE	9,090	1,333,664
ArcelorMittal SA	41,290	729,361
Danone SA	16,650	1,382,010
Dassault Systemes SE	9,410	1,552,136
Edenred	25,927	1,341,591
LVMH Moet Hennessy Louis Vuitton SE	4,950	2,305,369
Peugeot SA	40,720	975,217
8

	Shares	Value
Schneider Electric SE	31,770	$3,268,120
Teleperformance	6,080	1,485,553
TOTAL SA	33,780	1,866,759
Valeo SA	49,420	1,749,829
		17,989,609
Germany — 5.7%
adidas AG	6,380	2,073,544
Infineon Technologies AG	105,930	2,429,174
Puma SE	15,620	1,197,651
SAP SE	17,610	2,373,296
Symrise AG	22,600	2,377,605
		10,451,270
Hong Kong — 3.0%
AIA Group Ltd.	529,400	5,570,164
Hungary — 0.5%
OTP Bank Nyrt.	17,930	938,398
India — 0.7%
HDFC Bank Ltd.	68,590	1,222,405
Indonesia — 0.7%
Bank Central Asia Tbk PT	531,300	1,276,380
Ireland — 2.8%
CRH plc(1)	50,599	2,029,628
ICON plc(1)	6,890	1,186,665
Kerry Group plc, A Shares	15,530	1,933,502
		5,149,795
Italy — 1.2%
Nexi SpA(1)	72,364	1,005,148
Prysmian SpA	50,830	1,224,872
		2,230,020
Japan — 16.8%
Daikin Industries Ltd.	8,900	1,251,613
Fast Retailing Co. Ltd.	2,700	1,600,393
GMO Payment Gateway, Inc.	13,900	956,270
Hoya Corp.	30,900	2,950,336
Keyence Corp.	10,400	3,681,113
MonotaRO Co. Ltd.	68,800	1,844,179
Murata Manufacturing Co. Ltd.	49,700	3,072,701
Nidec Corp.	12,900	1,762,193
Obic Co. Ltd.	10,100	1,364,333
Pan Pacific International Holdings Corp.	142,000	2,356,904
Recruit Holdings Co. Ltd.	84,900	3,194,815
Shimadzu Corp.	53,200	1,663,851
Shiseido Co. Ltd.	21,800	1,558,795
Sysmex Corp.	21,900	1,488,573
Terumo Corp.	64,900	2,292,889
		31,038,958
Netherlands — 4.5%
Adyen NV(1)	2,458	2,022,573

9

	Shares	Value
ASML Holding NV	11,110	$3,308,671
Koninklijke DSM NV	22,980	2,999,727
		8,330,971
Spain — 3.3%
Cellnex Telecom SA	79,456	3,424,503
Iberdrola SA	262,500	2,703,498
		6,128,001
Sweden — 4.9%
Atlas Copco AB, A Shares	40,660	1,620,813
Hexagon AB, B Shares	44,710	2,505,037
Lundin Petroleum AB	47,940	1,629,247
Swedish Match AB	22,980	1,184,706
Telefonaktiebolaget LM Ericsson, B Shares	245,360	2,149,921
		9,089,724
Switzerland — 12.3%
Lonza Group AG(1)	8,360	3,049,017
Nestle SA	57,060	6,181,683
Novartis AG	35,620	3,374,723
Partners Group Holding AG	2,330	2,135,371
Sika AG	10,738	2,022,170
Straumann Holding AG	1,620	1,590,106
Temenos AG(1)	11,170	1,765,998
Zurich Insurance Group AG	6,090	2,497,753
		22,616,821
Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	221,000	2,447,458
United Kingdom — 10.0%
ASOS plc(1)	20,770	931,754
AstraZeneca plc	46,830	4,685,276
B&M European Value Retail SA	330,487	1,801,546
Burberry Group plc	75,070	2,196,976
Ferguson plc	17,070	1,550,922
Fevertree Drinks plc	38,050	1,058,199
London Stock Exchange Group plc	32,020	3,307,414
Melrose Industries plc	936,150	2,992,276
		18,524,363
TOTAL COMMON STOCKS (Cost $138,515,304)		183,492,662
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.75% - 3.75%, 9/15/21 - 11/15/43, valued at $948,237), in a joint trading account at 1.35%, dated 12/31/19, due 1/2/20 (Delivery value $928,309)		928,240
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 12/15/22, valued at $210,311), at 0.65%, dated 12/31/19, due 1/2/20 (Delivery value $206,007)		206,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,146	1,146
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,135,386)		1,135,386

10

	Shares	Value
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $300,440)	300,440	$300,440
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $139,951,130)		184,928,488
OTHER ASSETS AND LIABILITIES — (0.3)%		(607,392)
TOTAL NET ASSETS — 100.0%		$184,321,096

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	18.9%
Health Care	14.8%
Industrials	14.8%
Consumer Discretionary	14.7%
Financials	12.6%
Consumer Staples	10.3%
Materials	5.9%
Energy	3.3%
Communication Services	2.7%
Utilities	1.5%
Cash and Equivalents*	0.5%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,968,523. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $3,048,188, which includes securities collateral of $2,747,748.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2019
Assets
Investment securities, at value (cost of $139,650,690) — including $2,968,523 of securities on loan	$184,628,048
Investment made with cash collateral received for securities on loan, at value (cost of $300,440)	300,440
Total investment securities, at value (cost of $139,951,130)	184,928,488
Foreign currency holdings, at value (cost of $62,263)	62,706
Receivable for capital shares sold	22,226
Dividends and interest receivable	254,103
Securities lending receivable	995
Other assets	11,334
185,279,852

Liabilities
Payable for collateral received for securities on loan	300,440
Payable for capital shares redeemed	475,510
Accrued management fees	147,653
Distribution fees payable	8,635
Accrued foreign taxes	26,518
958,756

Net Assets	$184,321,096

Net Assets Consist of:
Capital (par value and paid-in surplus)	$136,074,640
Distributable earnings	48,246,456
$184,321,096

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$143,094,122	12,441,650	$11.50
Class II, $0.01 Par Value	$41,226,974	3,590,265	$11.48

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $275,014)	$2,640,940
Interest	38,169
Securities lending, net	5,100
2,684,209

Expenses:
Management fees	2,317,472
Distribution fees - Class II	99,390
Directors' fees and expenses	5,430
Other expenses	8,537
2,430,829
Fees waived(1)	(588,717)
1,842,112

Net investment income (loss)	842,097

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,596,218
Foreign currency translation transactions	(26,129)
2,570,089

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(20,817))	39,001,187
Translation of assets and liabilities in foreign currencies	1,414
39,002,601

Net realized and unrealized gain (loss)	41,572,690

Net Increase (Decrease) in Net Assets Resulting from Operations	$42,414,787

(1)	Amount consists of $453,235 and $135,482 for Class I and Class II, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018
Increase (Decrease) in Net Assets	December 31, 2019	December 31, 2018
Operations
Net investment income (loss)	$842,097	$1,409,498
Net realized gain (loss)	2,570,089	9,745,159
Change in net unrealized appreciation (depreciation)	39,002,601	(38,816,365)
Net increase (decrease) in net assets resulting from operations	42,414,787	(27,661,708)

Distributions to Shareholders
From earnings:
Class I	(7,985,011)	(11,622,034)
Class II	(2,409,637)	(3,459,625)
Decrease in net assets from distributions	(10,394,648)	(15,081,659)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,002,123)	(2,299,400)

Net increase (decrease) in net assets	30,018,016	(45,042,767)

Net Assets
Beginning of period	154,303,080	199,345,847
End of period	$184,321,096	$154,303,080

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2019

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$300,440	—	—	—	$300,440
Gross amount of recognized liabilities for securities lending transactions					$300,440

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2019 through July 31, 2019, the investment advisor agreed to waive 0.32% of the fund’s management fee. Effective August 1, 2019, the investment advisor agreed to waive 0.37% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

17

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2019 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	1.00% to 1.50%	1.36%	1.02%
Class II	0.90% to 1.40%	1.26%	0.92%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $241,570 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2019 were $111,009,616 and $121,206,052, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	1,616,656	$16,877,871	1,020,615	$11,792,553
Issued in reinvestment of distributions	793,739	7,985,011	1,015,025	11,622,034
Redeemed	(2,269,126)	(23,793,001)	(2,304,587)	(26,624,727)
	141,269	1,069,881	(268,947)	(3,210,140)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	258,214	2,723,015	298,515	3,461,525
Issued in reinvestment of distributions	239,527	2,409,637	302,415	3,459,625
Redeemed	(782,139)	(8,204,656)	(526,336)	(6,010,410)
	(284,398)	(3,072,004)	74,594	910,740
Net increase (decrease)	(143,129)	$(2,002,123)	(194,353)	$(2,299,400)

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$718,430	$8,642,920	—
Canada	1,549,622	6,100,965	—
China	6,081,598	2,743,047	—
Ireland	1,186,665	3,963,130	—
Other Countries	—	152,506,285	—
Temporary Cash Investments	1,146	1,134,240	—
Temporary Cash Investments - Securities Lending Collateral	300,440	—	—
	$9,837,901	$175,090,587	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

19

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$1,432,048	$2,384,883
Long-term capital gains	$8,962,600	$12,696,776

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$140,055,522
Gross tax appreciation of investments	$45,669,538
Gross tax depreciation of investments	(796,572)
Net tax appreciation (depreciation) of investments	44,872,966
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(32,822)
Net tax appreciation (depreciation)	$44,840,144
Undistributed ordinary income	$815,565
Accumulated long-term gains	$2,590,747

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2019	$9.54	0.05	2.56	2.61	(0.09)	(0.56)	(0.65)	$11.50	28.42%	1.03%	1.37%	0.52%	0.18%	65%	$143,094
2018	$12.18	0.09	(1.79)	(1.70)	(0.15)	(0.79)	(0.94)	$9.54	(15.22)%	1.04%	1.37%	0.78%	0.45%	66%	$117,384
2017	$9.37	0.09	2.81	2.90	(0.09)	—	(0.09)	$12.18	31.21%	1.09%	1.35%	0.81%	0.55%	58%	$153,123
2016	$10.02	0.08	(0.63)	(0.55)	(0.10)	—	(0.10)	$9.37	(5.50)%	1.10%	1.37%	0.87%	0.60%	71%	$160,668
2015	$9.98	0.08	—(3)	0.08	(0.04)	—	(0.04)	$10.02	0.76%	1.03%	1.33%	0.79%	0.49%	59%	$183,648
Class II
2019	$9.53	0.04	2.55	2.59	(0.08)	(0.56)	(0.64)	$11.48	28.14%	1.18%	1.52%	0.37%	0.03%	65%	$41,227
2018	$12.16	0.07	(1.78)	(1.71)	(0.13)	(0.79)	(0.92)	$9.53	(15.29)%	1.19%	1.52%	0.63%	0.30%	66%	$36,919
2017	$9.36	0.06	2.82	2.88	(0.08)	—	(0.08)	$12.16	30.93%	1.24%	1.50%	0.66%	0.40%	58%	$46,223
2016	$10.00	0.07	(0.62)	(0.55)	(0.09)	—	(0.09)	$9.36	(5.55)%	1.25%	1.52%	0.72%	0.45%	71%	$38,746
2015	$9.97	0.07	(0.02)	0.05	(0.02)	—	(0.02)	$10.00	0.51%	1.18%	1.48%	0.64%	0.34%	59%	$47,756

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund, one of the funds constituting the American Century Variable Portfolios, Inc. (the "Fund"), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP International Fund of the American Century Variable Portfolios, Inc. as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 13, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	64	None
John R. Whitten (1946)	Director	Since 2008	Retired	64	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	79	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $8,962,600, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2019.

For the fiscal year ended December 31, 2019, the fund intends to pass through to shareholders foreign source income of $2,915,954 and foreign taxes paid of $265,568, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on December 31, 2019 are $0.1819 and $0.0166, respectively.

27

Notes

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91441 2002

Annual Report

December 31, 2019

VP Large Company Value Fund
Class I (AVVIX)
Class II (AVVTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVVIX	27.48%	7.59%	10.81%	12/1/04
Russell 1000 Value Index	—	26.54%	8.28%	11.79%	—
S&P 500 Index	—	31.49%	11.69%	13.55%	—
Class II	AVVTX	27.31%	7.43%	10.64%	10/29/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2019
Class I — $27,923

Russell 1000 Value Index — $30,505

S&P 500 Index — $35,666

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.06%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Brian Woglom, Phil Davidson and Phil Sundell

In April 2019, portfolio manager Phil Sundell joined the fund’s management team.

Performance Summary

VP Large Company Value returned 27.31%* for the 12 months ended December 31, 2019. The fund’s benchmark, the Russell 1000 Value Index, returned 26.54% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Stock selection in the energy, health care and consumer staples sectors were key drivers of the portfolio’s relative performance. Conversely, stock selection in the communication services, materials and consumer discretionary sectors detracted from performance.

Energy, Health Care and Consumer Staples Contributed

Security selection in the energy sector positively impacted relative performance. Throughout the year, we did not hold Exxon Mobil because we identified other energy stocks with more attractive risk/reward profiles. The lack of exposure to Exxon was beneficial as the company continued to struggle with execution. The portfolio’s position in Anadarko Petroleum was a key contributor. The stock of this global exploration and production company rose after Chevron agreed to acquire Anadarko at a premium. The stock appreciated further after Occidental Petroleum made two higher offers to acquire Anadarko. We exited Anadarko on strength in the stock price.

Health care was another area of strength. Within the sector, Zimmer Biomet Holdings was a top contributor. This medical device company was supported by solid financial results. Zimmer also reported positive updates on its early ROSA robot placements and improvements in FDA-related supply constraints. Our analysis points to upside potential from 2019 product launches, final remediation of FDA issues and potential for market share recapture starting in 2020.

Within the consumer staples sector, Mondelez International, a snack food company, positively impacted performance. The stock outperformed due to strong revenue growth. We trimmed the position due to its valuation becoming less attractive.

Applied Materials, a holding in the information technology sector, was another top individual contributor. Although the macroenvironment remains uncertain, this semiconductor equipment company outperformed after reporting solid financial results. We believe the company remains well positioned, supported by greenfield investments and share gains from its new tool offerings.

Communication Services Detracted

The portfolio’s lack of exposure to several stocks in the communication services sector weighed on returns. More specifically, not owning AT&T detracted. The stock of the communications giant outperformed when Elliott Management, an activist shareholder firm, took a position in the company. Elliott encouraged AT&T to sell noncore assets and accelerate cost-cutting/expense reduction. We avoided AT&T and instead held a position in Verizon Communications, as our analysis showed Verizon offered stability and a superior balance sheet relative to AT&T.

*All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Holdings in the materials and consumer discretionary sectors also detracted from performance, including Advance Auto Parts. During the fourth quarter of 2019, this retailer of aftermarket replacement parts reported quarterly earnings ahead of expectations due to cost-cutting, but sales and gross profit margins came in slightly behind expectations. The stock underperformed on worries around the pace of the company’s margin improvement progress for 2020.

While the portfolio’s energy holdings added to performance overall, TOTAL was a top individual detractor. The stock of this large integrated energy company declined as lower oil and gas prices hurt TOTAL’s potential generation of free cash flow and return on invested capital. Additionally, TOTAL lowered its near-term free cash flow guidance.

Not owning Citigroup, the multinational investment banking and financial services corporation, also weighed on performance. During 2019, Citigroup benefited from improved revenues in its consumer and institutional businesses, low credit costs, better expense management and increased share repurchases. The portfolio’s position in The Bank of New York Mellon, a global financial firm, was another key detractor. The company faced greater-than-expected headwinds to net interest revenue due to the lower interest rate environment and a shift in client deposits from noninterest-bearing to interest-bearing accounts. Also, the abrupt departure of the CEO, who left to lead a turnaround at Wells Fargo & Co., generated uncertainty in the company’s strategy and outlook.

During the period, the portfolio owned forward foreign currency exchange contracts to offset the inherent currency risks of holding foreign securities. Exposure to these instruments did not have a material effect on performance.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We finished the year with a notable overweight position in the health care sector. According to our analysis, the portfolio’s health care holdings offer compelling valuations and risk/reward profiles, particularly in the health care equipment and supplies and pharmaceuticals industries.

On the other hand, we have found limited opportunities in communication services, leading to an underweight position in the sector. As of December 31, 2019, Verizon Communications was our only communication services holding. We believe Verizon offers relative stability and balance sheet strength. Our analysis shows that many other stocks in the sector have volatile business models, higher levels of leverage and extended valuations.

5

Fund Characteristics

DECEMBER 31, 2019
Top Ten Holdings	% of net assets
Johnson & Johnson	4.2%
Medtronic plc	4.1%
Berkshire Hathaway, Inc., Class B	3.8%
PNC Financial Services Group, Inc. (The)	3.4%
Verizon Communications, Inc.	3.4%
Pfizer, Inc.	3.3%
Zimmer Biomet Holdings, Inc.	3.2%
TOTAL SA ADR	2.5%
JPMorgan Chase & Co.	2.5%
Chubb Ltd.	2.3%

Top Five Industries	% of net assets
Banks	13.1%
Health Care Equipment and Supplies	8.8%
Pharmaceuticals	7.5%
Oil, Gas and Consumable Fuels	5.7%
Electric Utilities	5.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.6%
Foreign Common Stocks*	6.8%
Exchange-Traded Funds	2.2%
Total Equity Exposure	97.6%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	0.2%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period(1) 7/1/19 - 12/31/19	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,096.50	$4.02	0.76%
Class II	$1,000	$1,095.40	$4.81	0.91%
Hypothetical
Class I	$1,000	$1,021.37	$3.87	0.76%
Class II	$1,000	$1,020.62	$4.63	0.91%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2019

	Shares	Value
COMMON STOCKS — 95.4%
Aerospace and Defense — 0.7%
Textron, Inc.	9,960	$444,216
Air Freight and Logistics — 1.0%
United Parcel Service, Inc., Class B	5,070	593,494
Airlines — 1.5%
Southwest Airlines Co.	16,960	915,501
Automobiles — 0.9%
Honda Motor Co. Ltd. ADR	18,910	535,342
Banks — 13.1%
Bank of America Corp.	16,270	573,029
JPMorgan Chase & Co.	10,900	1,519,460
PNC Financial Services Group, Inc. (The)	13,030	2,079,979
Truist Financial Corp.	22,460	1,264,947
U.S. Bancorp	22,030	1,306,159
Wells Fargo & Co.	21,100	1,135,180
		7,878,754
Beverages — 1.6%
PepsiCo, Inc.	7,110	971,724
Biotechnology — 0.7%
Gilead Sciences, Inc.	6,660	432,767
Building Products — 1.0%
Johnson Controls International plc	14,720	599,251
Capital Markets — 3.5%
Ameriprise Financial, Inc.	5,030	837,897
Bank of New York Mellon Corp. (The)	25,250	1,270,833
		2,108,730
Chemicals — 0.6%
DuPont de Nemours, Inc.	5,930	380,706
Communications Equipment — 1.5%
Cisco Systems, Inc.	18,210	873,352
Diversified Financial Services — 3.8%
Berkshire Hathaway, Inc., Class B(1)	10,220	2,314,830
Diversified Telecommunication Services — 3.4%
Verizon Communications, Inc.	33,040	2,028,656
Electric Utilities — 5.6%
Eversource Energy	12,420	1,056,569
Pinnacle West Capital Corp.	12,630	1,135,816
Xcel Energy, Inc.	18,280	1,160,597
		3,352,982
Electrical Equipment — 2.9%
Eaton Corp. plc	5,400	511,488
Emerson Electric Co.	16,370	1,248,376
		1,759,864

8

	Shares	Value
Electronic Equipment, Instruments and Components — 1.1%
TE Connectivity Ltd.	7,000	$670,880
Energy Equipment and Services — 2.5%
Baker Hughes Co.	16,860	432,122
Schlumberger Ltd.	26,320	1,058,064
		1,490,186
Equity Real Estate Investment Trusts (REITs) — 3.0%
Welltower, Inc.	11,700	956,826
Weyerhaeuser Co.	28,840	870,968
		1,827,794
Food and Staples Retailing — 1.9%
Koninklijke Ahold Delhaize NV	22,230	557,125
Walmart, Inc.	5,040	598,954
		1,156,079
Food Products — 1.7%
Conagra Brands, Inc.	7,800	267,072
Mondelez International, Inc., Class A	14,220	783,238
		1,050,310
Health Care Equipment and Supplies — 8.8%
Hologic, Inc.(1)	17,430	910,020
Medtronic plc	21,650	2,456,193
Zimmer Biomet Holdings, Inc.	13,030	1,950,330
		5,316,543
Health Care Providers and Services — 1.4%
Quest Diagnostics, Inc.	7,610	812,672
Health Care Technology — 1.5%
Cerner Corp.	12,630	926,916
Hotels, Restaurants and Leisure — 0.8%
Carnival Corp.	8,880	451,370
Household Durables — 0.5%
PulteGroup, Inc.	8,350	323,980
Household Products — 5.1%
Colgate-Palmolive Co.	18,330	1,261,837
Kimberly-Clark Corp.	5,630	774,407
Procter & Gamble Co. (The)	8,520	1,064,148
		3,100,392
Industrial Conglomerates — 1.5%
Siemens AG	6,940	907,196
Insurance — 3.1%
Aflac, Inc.	9,180	485,622
Chubb Ltd.	8,980	1,397,827
		1,883,449
Machinery — 0.7%
Cummins, Inc.	2,490	445,610
Oil, Gas and Consumable Fuels — 5.7%
Chevron Corp.	10,060	1,212,330
ConocoPhillips	10,820	703,625

9

	Shares	Value
TOTAL SA ADR	27,570	$1,524,621
		3,440,576
Paper and Forest Products — 1.0%
Mondi plc	26,260	619,908
Pharmaceuticals — 7.5%
Johnson & Johnson	17,520	2,555,642
Pfizer, Inc.	50,250	1,968,795
		4,524,437
Semiconductors and Semiconductor Equipment — 3.5%
Applied Materials, Inc.	4,890	298,486
Intel Corp.	12,510	748,723
Maxim Integrated Products, Inc.	6,650	409,042
Texas Instruments, Inc.	5,290	678,654
		2,134,905
Software — 1.0%
Oracle Corp. (New York)	11,300	598,674
Specialty Retail — 1.3%
Advance Auto Parts, Inc.	4,860	778,378
TOTAL COMMON STOCKS (Cost $48,256,855)		57,650,424
EXCHANGE-TRADED FUNDS — 2.2%
iShares Russell 1000 Value ETF (Cost $1,177,210)	9,650	1,317,032
TEMPORARY CASH INVESTMENTS — 2.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.75% - 3.75%, 9/15/21 - 11/15/43, valued at $1,080,491), in a joint trading account at 1.35%, dated 12/31/19, due 1/2/20 (Delivery value $1,057,783)		1,057,704
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 12/15/22, valued at $240,355), at 0.65%, dated 12/31/19, due 1/2/20 (Delivery value $235,008)		235,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,037	1,037
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,293,741)		1,293,741
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $50,727,806)		60,261,197
OTHER ASSETS AND LIABILITIES — 0.2%		132,097
TOTAL NET ASSETS — 100.0%		$60,393,294

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,508,357	EUR	2,234,337	Credit Suisse AG	3/31/20	$(11,743)
GBP	12,093	USD	15,793	JPMorgan Chase Bank N.A.	3/31/20	263
USD	14,401	GBP	10,937	JPMorgan Chase Bank N.A.	3/31/20	(122)
USD	526,361	GBP	399,585	JPMorgan Chase Bank N.A.	3/31/20	(4,205)
JPY	1,901,345	USD	17,579	Bank of America N.A.	3/31/20	3
USD	472,051	JPY	51,353,463	Bank of America N.A.	3/31/20	(2,823)
						$(18,627)

10

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2019
Assets
Investment securities, at value (cost of $50,727,806)	$60,261,197
Receivable for investments sold	43,582
Receivable for capital shares sold	74,866
Unrealized appreciation on forward foreign currency exchange contracts	266
Dividends and interest receivable	85,765
60,465,676

Liabilities
Payable for capital shares redeemed	9,369
Unrealized depreciation on forward foreign currency exchange contracts	18,893
Accrued management fees	33,858
Distribution fees payable	10,262
72,382

Net Assets	$60,393,294

Net Assets Consist of:
Capital (par value and paid-in surplus)	$51,227,621
Distributable earnings	9,165,673
$60,393,294

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$11,514,499	706,845	$16.29
Class II, $0.01 Par Value	$48,878,795	2,951,937	$16.56

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $13,918)	$1,186,183
Interest	26,010
1,212,193

Expenses:
Management fees	385,658
Distribution fees - Class II	93,410
Directors' fees and expenses	1,466
Other expenses	331
480,865
Fees waived(1)	(68,130)
412,735

Net investment income (loss)	799,458

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(112,621)
Forward foreign currency exchange contract transactions	91,897
Foreign currency translation transactions	(1,669)
(22,393)

Change in net unrealized appreciation (depreciation) on:
Investments	9,878,762
Forward foreign currency exchange contracts	4,088
Translation of assets and liabilities in foreign currencies	(5)
9,882,845

Net realized and unrealized gain (loss)	9,860,452

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,659,910

(1)	Amount consists of $13,933 and $54,197 for Class I and Class II, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018
Increase (Decrease) in Net Assets	December 31, 2019	December 31, 2018
Operations
Net investment income (loss)	$799,458	$487,849
Net realized gain (loss)	(22,393)	1,020,285
Change in net unrealized appreciation (depreciation)	9,882,845	(4,206,549)
Net increase (decrease) in net assets resulting from operations	10,659,910	(2,698,415)

Distributions to Shareholders
From earnings:
Class I	(438,373)	(611,555)
Class II	(1,470,151)	(1,297,485)
Decrease in net assets from distributions	(1,908,524)	(1,909,040)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	20,853,859	13,341,476

Net increase (decrease) in net assets	29,605,245	8,734,021

Net Assets
Beginning of period	30,788,049	22,054,028
End of period	$60,393,294	$30,788,049

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2019

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2019 through July 31, 2019, the investment advisor agreed to waive 0.14% of the fund's management fee. Effective August 1, 2019, the investment advisor agreed to waive 0.15% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2019 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.70% to 0.90%	0.90%	0.76%
Class II	0.60% to 0.80%	0.80%	0.66%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $687,571 and $200,714, respectively. The effect of interfund transactions on the Statement of Operations was $9,616 in net realized gain (loss) on investment transactions.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2019 were $46,507,876 and $27,107,869, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	283,347	$4,233,276	130,411	$1,958,878
Issued in reinvestment of distributions	29,858	438,373	43,222	611,555
Redeemed	(103,047)	(1,562,138)	(189,626)	(2,879,480)
	210,158	3,109,511	(15,993)	(309,047)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	1,682,057	25,630,217	987,913	14,992,115
Issued in reinvestment of distributions	98,290	1,470,151	90,302	1,297,485
Redeemed	(605,496)	(9,356,020)	(174,538)	(2,639,077)
	1,174,851	17,744,348	903,677	13,650,523
Net increase (decrease)	1,385,009	$20,853,859	887,684	$13,341,476

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$55,566,195	$2,084,229	—
Exchange-Traded Funds	1,317,032	—	—
Temporary Cash Investments	1,037	1,292,704	—
	$56,884,264	$3,376,933	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$266	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$18,893	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,015,717.

The value of foreign currency risk derivative instruments as of December 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $266 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $18,893 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $91,897 in net realized gain (loss) on forward foreign currency exchange contract transactions and $4,088 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

19

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$1,140,750	$617,828
Long-term capital gains	$767,774	$1,291,212

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$51,640,800
Gross tax appreciation of investments	$8,689,956
Gross tax depreciation of investments	(69,559)
Net tax appreciation (depreciation) of investments	8,620,397
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(65)
Net tax appreciation (depreciation)	$8,620,332
Undistributed ordinary income	$91,881
Accumulated long-term gains	$453,460

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2019	$13.38	0.28	3.31	3.59	(0.31)	(0.37)	(0.68)	$16.29	27.48%	0.76%	0.90%	1.82%	1.68%	59%	$11,514
2018	$15.77	0.28	(1.49)	(1.21)	(0.27)	(0.91)	(1.18)	$13.38	(8.04)%	0.78%	0.90%	1.86%	1.74%	51%	$6,644
2017	$15.25	0.31	1.31	1.62	(0.27)	(0.83)	(1.10)	$15.77	11.07%	0.80%	0.91%	2.02%	1.91%	64%	$8,083
2016	$14.39	0.29	1.75	2.04	(0.31)	(0.87)	(1.18)	$15.25	15.25%	0.79%	0.90%	2.03%	1.92%	77%	$9,984
2015	$15.23	0.22	(0.81)	(0.59)	(0.23)	(0.02)	(0.25)	$14.39	(3.89)%	0.80%	0.91%	1.43%	1.32%	63%	$8,693
Class II
2019	$13.59	0.25	3.38	3.63	(0.29)	(0.37)	(0.66)	$16.56	27.31%	0.91%	1.05%	1.67%	1.53%	59%	$48,879
2018	$16.00	0.26	(1.51)	(1.25)	(0.25)	(0.91)	(1.16)	$13.59	(8.19)%	0.93%	1.05%	1.71%	1.59%	51%	$24,144
2017	$15.45	0.29	1.33	1.62	(0.24)	(0.83)	(1.07)	$16.00	10.96%	0.95%	1.06%	1.87%	1.76%	64%	$13,971
2016	$14.57	0.27	1.77	2.04	(0.29)	(0.87)	(1.16)	$15.45	15.02%	0.94%	1.05%	1.88%	1.77%	77%	$9,676
2015	$15.42	0.19	(0.81)	(0.62)	(0.21)	(0.02)	(0.23)	$14.57	(4.05)%	0.95%	1.06%	1.28%	1.17%	63%	$8,816

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund, one of the funds constituting the American Century Variable Portfolios, Inc. (the "Fund"), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Large Company Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 13, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	64	None
John R. Whitten (1946)	Director	Since 2008	Retired	64	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	79	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $844,299, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $218,055 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2019.

The fund hereby designates $767,774, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2019.

27

Notes

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91445 2002

Annual Report

December 31, 2019

VP Mid Cap Value Fund
Class I (AVIPX)
Class II (AVMTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIPX	29.15%	8.77%	12.25%	12/1/04
Russell Midcap Value Index	—	27.06%	7.61%	12.41%	—
Class II	AVMTX	28.99%	8.61%	12.08%	10/29/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2019
Class I — $31,775

Russell Midcap Value Index — $32,226

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson and Brian Woglom

Performance Summary

VP Mid Cap Value returned 28.99%* for the 12 months ended December 31, 2019. The fund’s benchmark, the Russell Midcap Value Index, returned 27.06%. The fund’s return reflects operating expenses, while the index’s return does not.

Stock selection in the health care and consumer staples sectors contributed positively to relative performance. Selection and a relative underweight in the materials sector also aided the fund’s return. On the other hand, stock selection in the financials sector detracted.

Health Care and Consumer Staples Sectors Add to Relative Performance

Stock selection drove relative outperformance in health care, where Zimmer Biomet Holdings was a top contributor. This medical device company reported better-than-expected revenues, margins and earnings. It also reported positive updates on its early ROSA robot placements and improvements in FDA-related supply constraints.

Stock selection in the consumer staples sector lifted relative performance, with strong contribution coming from stock selection among food products companies. In the materials sector, stock selection contributed to relative results. Our underweight in the sector was also additive; avoiding names in the chemicals industry was particularly beneficial.

Elsewhere in the portfolio, Applied Materials was a strong contributor. This semiconductor company was a strong performer, as it delivered solid financial results despite an uncertain global economic environment. We believe this company remains well positioned, supported by greenfield investments and share gain from its new tool offerings.

Financials Sector Detracts from Relative Results

Stock selection in financials, and especially in the insurance industry, detracted from relative performance. The stock of insurer ProAssurance underperformed as the company reported increased expected loss costs driven by higher jury rewards in medical malpractice litigation. ProAssurance has yet to see the impact specifically to its underwriting book, but it is being conservative by adjusting its estimates for the potential impact.

Outside the financials sector, weak gas prices hurt the stock of natural gas producer EQT. If gas prices remain at depressed levels, we believe the company’s free cash flow could be significantly impaired. We exited our position in EQT in the third quarter as we identified more attractive investment opportunities elsewhere.

*All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

MSC Industrial Direct was also a detractor. The stock fell in the second quarter after the company reported disappointing organic growth and guidance as demand for its industrial products continued to decelerate. We held onto the stock due in part to its strong balance sheet, but we reduced our position in the fourth quarter after revisiting our assumptions on the industrial distributor’s normalized earnings power. We determined the risk/reward profile was slightly less favorable, though still very attractive, than we had originally thought. During the period, the portfolio owned forward foreign currency exchange contracts to offset the inherent currency risks of holding foreign securities. Exposure to these instruments did not have a material effect on performance.

Portfolio Positioning

As of December 31, 2019, the portfolio’s largest sector overweight is in industrials. We have identified select opportunities in the industrials sector as companies have underperformed due to concerns such as tariffs, input cost pressure and operational execution. While we are overweight industrials, we have avoided names in the sector that we believe are lower quality. The portfolio also has a notable overweight in health care. We have found attractive opportunities in the sector due to increased political rhetoric as well as company-specific issues. The vast majority of our holdings in this sector are in two industries: 1) health care providers and services and 2) health care equipment and supplies.

According to our metrics, real estate stocks remain expensive relative to their historical valuation and to other areas of the equity market. Therefore, we hold a limited number of higher-quality real estate stocks that offer compelling valuations. Our metrics also show that valuations throughout the communication services sector are unattractive. Additionally, many stocks in the sector have volatile business models, leading to a wider range of potential outcomes.

5

Fund Characteristics

DECEMBER 31, 2019
Top Ten Holdings	% of net assets
iShares Russell Mid-Cap Value ETF	3.1%
Zimmer Biomet Holdings, Inc.	2.9%
Truist Financial Corp.	2.5%
Northern Trust Corp.	2.5%
Xcel Energy, Inc.	1.9%
Weyerhaeuser Co.	1.9%
Emerson Electric Co.	1.9%
Hubbell, Inc.	1.6%
Comerica, Inc.	1.6%
Quest Diagnostics, Inc.	1.6%

Top Five Industries	% of net assets
Banks	9.6%
Electrical Equipment	6.3%
Insurance	5.9%
Equity Real Estate Investment Trusts (REITs)	5.8%
Health Care Providers and Services	5.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	85.9%
Foreign Common Stocks*	9.1%
Exchange-Traded Funds	3.1%
Total Equity Exposure	98.1%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	0.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period(1) 7/1/19 - 12/31/19	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,101.90	$4.56	0.86%
Class II	$1,000	$1,100.90	$5.35	1.01%
Hypothetical
Class I	$1,000	$1,020.87	$4.38	0.86%
Class II	$1,000	$1,020.11	$5.14	1.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2019

	Shares	Value
COMMON STOCKS — 95.0%
Aerospace and Defense — 1.5%
BAE Systems plc	690,771	$5,175,664
Textron, Inc.	111,771	4,984,987
		10,160,651
Airlines — 1.5%
Southwest Airlines Co.	187,999	10,148,186
Auto Components — 1.3%
Aptiv plc	33,000	3,134,010
BorgWarner, Inc.	129,126	5,601,486
		8,735,496
Automobiles — 1.6%
Honda Motor Co. Ltd. ADR	221,910	6,282,272
Thor Industries, Inc.	58,762	4,365,429
		10,647,701
Banks — 9.6%
Comerica, Inc.	147,134	10,556,864
Commerce Bancshares, Inc.	118,356	8,041,107
First Hawaiian, Inc.	304,167	8,775,218
M&T Bank Corp.	49,499	8,402,455
Prosperity Bancshares, Inc.	46,926	3,373,510
Truist Financial Corp.	294,994	16,614,062
UMB Financial Corp.	66,003	4,530,446
Westamerica Bancorporation	58,793	3,984,402
		64,278,064
Building Products — 1.4%
Johnson Controls International plc	237,840	9,682,466
Capital Markets — 5.0%
Ameriprise Financial, Inc.	62,229	10,366,107
Northern Trust Corp.	154,895	16,456,045
State Street Corp.	86,735	6,860,738
		33,682,890
Commercial Services and Supplies — 0.8%
Republic Services, Inc.	63,095	5,655,205
Containers and Packaging — 2.6%
Graphic Packaging Holding Co.	203,212	3,383,480
Packaging Corp. of America	47,840	5,357,602
Sonoco Products Co.	76,826	4,741,701
WestRock Co.	86,049	3,692,362
		17,175,145
Distributors — 1.2%
Genuine Parts Co.	75,447	8,014,735
Electric Utilities — 5.4%
Edison International	125,052	9,430,171

8

	Shares	Value
Eversource Energy	61,625	$5,242,439
Pinnacle West Capital Corp.	95,926	8,626,625
Xcel Energy, Inc.	205,229	13,029,989
		36,329,224
Electrical Equipment — 6.3%
Eaton Corp. plc	54,178	5,131,740
Emerson Electric Co.	163,127	12,440,065
Hubbell, Inc.	74,398	10,997,512
nVent Electric plc	388,923	9,948,650
Schneider Electric SE	35,961	3,699,241
		42,217,208
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	69,433	6,654,459
Energy Equipment and Services — 2.0%
Baker Hughes Co.	265,839	6,813,454
Schlumberger Ltd.	168,345	6,767,469
		13,580,923
Equity Real Estate Investment Trusts (REITs) — 5.8%
Empire State Realty Trust, Inc., Class A	320,375	4,472,435
MGM Growth Properties LLC, Class A	237,213	7,346,487
Piedmont Office Realty Trust, Inc., Class A	272,914	6,069,607
Welltower, Inc.	104,442	8,541,267
Weyerhaeuser Co.	414,451	12,516,420
		38,946,216
Food and Staples Retailing — 1.9%
Koninklijke Ahold Delhaize NV	285,302	7,150,201
Sysco Corp.	67,408	5,766,080
		12,916,281
Food Products — 4.0%
Conagra Brands, Inc.	222,757	7,627,200
J.M. Smucker Co. (The)	44,505	4,634,305
Kellogg Co.	54,319	3,756,702
Mondelez International, Inc., Class A	67,414	3,713,163
Orkla ASA	699,527	7,089,652
		26,821,022
Gas Utilities — 1.9%
Atmos Energy Corp.	53,185	5,949,274
Spire, Inc.	82,223	6,849,998
		12,799,272
Health Care Equipment and Supplies — 4.4%
Hologic, Inc.(1)	105,792	5,523,400
Siemens Healthineers AG	95,094	4,566,332
Zimmer Biomet Holdings, Inc.	130,134	19,478,457
		29,568,189
Health Care Providers and Services — 5.8%
Cardinal Health, Inc.	161,999	8,193,909
Henry Schein, Inc.(1)	87,745	5,854,346
9

	Shares	Value
McKesson Corp.	53,777	$7,438,435
Quest Diagnostics, Inc.	97,430	10,404,550
Universal Health Services, Inc., Class B	48,433	6,948,198
		38,839,438
Health Care Technology — 1.1%
Cerner Corp.	100,728	7,392,428
Hotels, Restaurants and Leisure — 1.9%
Carnival Corp.	130,252	6,620,709
Sodexo SA	51,739	6,136,487
		12,757,196
Household Durables — 0.8%
PulteGroup, Inc.	141,857	5,504,052
Household Products — 0.9%
Kimberly-Clark Corp.	43,310	5,957,291
Insurance — 5.9%
Aflac, Inc.	100,954	5,340,467
Arthur J. Gallagher & Co.	19,473	1,854,414
Brown & Brown, Inc.	79,690	3,146,161
Chubb Ltd.	65,956	10,266,711
Globe Life, Inc.	25,283	2,661,036
ProAssurance Corp.	170,095	6,147,233
Reinsurance Group of America, Inc.	49,264	8,032,988
Travelers Cos., Inc. (The)	16,438	2,251,184
		39,700,194
Machinery — 2.9%
Cummins, Inc.	39,932	7,146,231
IMI plc	408,642	6,394,475
PACCAR, Inc.	78,160	6,182,456
		19,723,162
Multi-Utilities — 2.6%
Ameren Corp.	83,804	6,436,147
NorthWestern Corp.	98,498	7,059,352
WEC Energy Group, Inc.	42,110	3,883,805
		17,379,304
Multiline Retail — 0.8%
Target Corp.	39,229	5,029,550
Oil, Gas and Consumable Fuels — 2.8%
ConocoPhillips	144,134	9,373,034
Imperial Oil Ltd.	141,975	3,755,605
Noble Energy, Inc.	237,131	5,890,334
		19,018,973
Paper and Forest Products — 1.0%
Mondi plc	288,215	6,803,765
Road and Rail — 1.0%
Heartland Express, Inc.	302,382	6,365,141
Semiconductors and Semiconductor Equipment — 3.5%
Applied Materials, Inc.	148,244	9,048,814

10

	Shares	Value
Maxim Integrated Products, Inc.	139,155	$8,559,424
Microchip Technology, Inc.	55,813	5,844,737
		23,452,975
Specialty Retail — 1.4%
Advance Auto Parts, Inc.	57,279	9,173,805
Technology Hardware, Storage and Peripherals — 0.8%
HP, Inc.	243,017	4,993,999
Thrifts and Mortgage Finance — 0.9%
Capitol Federal Financial, Inc.	415,191	5,700,572
Trading Companies and Distributors — 1.0%
MSC Industrial Direct Co., Inc., Class A	86,153	6,760,426
Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc., Class B	89,685	4,453,343
TOTAL COMMON STOCKS (Cost $507,244,580)		637,018,947
EXCHANGE-TRADED FUNDS — 3.1%
iShares Russell Mid-Cap Value ETF (Cost $18,532,310)	219,544	20,806,185
TEMPORARY CASH INVESTMENTS — 1.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.75% - 3.75%, 9/15/21 - 11/15/43, valued at $10,257,059), in a joint trading account at 1.35%, dated 12/31/19, due 1/2/20 (Delivery value $10,041,498)		10,040,745
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 12/15/22, valued at $2,283,377), at 0.65%, dated 12/31/19, due 1/2/20 (Delivery value $2,234,081)		2,234,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,693	6,693
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,281,438)		12,281,438
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $538,058,328)		670,106,570
OTHER ASSETS AND LIABILITIES — 0.1%		922,786
TOTAL NET ASSETS — 100.0%		$671,029,356

11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,765,415	CAD	8,897,846	Morgan Stanley	3/31/20	$(88,799)
USD	174,556	CAD	229,559	Morgan Stanley	3/31/20	(2,278)
EUR	470,450	USD	525,378	Credit Suisse AG	3/31/20	5,241
USD	19,055,320	EUR	16,973,669	Credit Suisse AG	3/31/20	(89,209)
USD	15,405,247	GBP	11,694,837	JPMorgan Chase Bank N.A.	3/31/20	(123,080)
JPY	15,749,933	USD	145,615	Bank of America N.A.	3/31/20	27
USD	3,910,271	JPY	425,390,126	Bank of America N.A.	3/31/20	(23,384)
NOK	1,326,621	USD	150,782	Goldman Sachs & Co.	3/31/20	362
USD	5,944,536	NOK	53,590,589	Goldman Sachs & Co.	3/31/20	(161,123)
USD	147,145	NOK	1,314,211	Goldman Sachs & Co.	3/31/20	(2,585)
						$(484,828)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2019
Assets
Investment securities, at value (cost of $538,058,328)	$670,106,570
Receivable for investments sold	2,176,260
Receivable for capital shares sold	284,101
Unrealized appreciation on forward foreign currency exchange contracts	5,630
Dividends and interest receivable	1,711,248
674,283,809

Liabilities
Payable for investments purchased	1,022,130
Payable for capital shares redeemed	1,194,435
Unrealized depreciation on forward foreign currency exchange contracts	490,458
Accrued management fees	442,879
Distribution fees payable	104,551
3,254,453

Net Assets	$671,029,356

Net Assets Consist of:
Capital (par value and paid-in surplus)	$554,493,393
Distributable earnings	116,535,963
$671,029,356

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$173,105,289	8,372,365	$20.68
Class II, $0.01 Par Value	$497,924,067	24,055,835	$20.70

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $290,673)	$18,096,046
Interest	306,641
18,402,687

Expenses:
Management fees	6,851,862
Distribution fees - Class II	1,172,399
Directors' fees and expenses	23,578
Other expenses	517
8,048,356
Fees waived(1)	(1,121,375)
6,926,981

Net investment income (loss)	11,475,706

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	37,411,035
Forward foreign currency exchange contract transactions	1,259,870
Foreign currency translation transactions	(11,036)
38,659,869

Change in net unrealized appreciation (depreciation) on:
Investments	161,722,597
Forward foreign currency exchange contracts	(86,226)
Translation of assets and liabilities in foreign currencies	3,070
161,639,441

Net realized and unrealized gain (loss)	200,299,310

Net Increase (Decrease) in Net Assets Resulting from Operations	$211,775,016

(1)	Amount consists of $410,649 and $710,726 for Class I and Class II, respectively.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018
Increase (Decrease) in Net Assets	December 31, 2019	December 31, 2018
Operations
Net investment income (loss)	$11,475,706	$14,849,137
Net realized gain (loss)	38,659,869	118,119,590
Change in net unrealized appreciation (depreciation)	161,639,441	(269,757,913)
Net increase (decrease) in net assets resulting from operations	211,775,016	(136,789,186)

Distributions to Shareholders
From earnings:
Class I	(57,029,480)	(34,627,446)
Class II	(58,653,201)	(65,471,586)
Decrease in net assets from distributions	(115,682,681)	(100,099,032)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(273,515,703)	(294,500,589)

Net increase (decrease) in net assets	(177,423,368)	(531,388,807)

Net Assets
Beginning of period	848,452,724	1,379,841,531
End of period	$671,029,356	$848,452,724

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2019

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2019 through July 31, 2019, the investment advisor agreed to waive 0.16% of the fund's management fee. Effective August 1, 2019, the investment advisor agreed to waive 0.14% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2019 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	1.00%	0.85%
Class II	0.90%	0.75%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,746,082 and $1,602,774, respectively. The effect of interfund transactions on the Statement of Operations was $(55,352) in net realized gain (loss) on investment transactions.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended December 31, 2019 were $289,829,612 and $324,137,549, respectively.

For the period ended December 31, 2019, the fund incurred net realized gains of $43,860,135 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	130,000,000		130,000,000
Sold	1,975,766	$38,869,791	3,793,569	$80,215,117
Issued in reinvestment of distributions	3,088,013	56,351,833	1,668,183	34,204,938
Redeemed	(19,865,193)	(383,263,303)	(2,383,507)	(51,260,214)
	(14,801,414)	(288,041,679)	3,078,245	63,159,841
Class II/Shares Authorized	225,000,000		225,000,000
Sold	2,075,238	40,262,504	3,758,748	80,183,595
Issued in reinvestment of distributions	3,199,984	58,653,201	3,184,339	65,471,586
Redeemed	(4,370,229)	(84,389,729)	(24,326,784)	(503,315,611)
	904,993	14,525,976	(17,383,697)	(357,660,430)
Net increase (decrease)	(13,896,421)	$(273,515,703)	(14,305,452)	$(294,500,589)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$4,984,987	$5,175,664	—
Electrical Equipment	38,517,967	3,699,241	—
Food and Staples Retailing	5,766,080	7,150,201	—
Food Products	19,731,370	7,089,652	—
Health Care Equipment and Supplies	25,001,857	4,566,332	—
Hotels, Restaurants and Leisure	6,620,709	6,136,487	—
Machinery	13,328,687	6,394,475	—
Oil, Gas and Consumable Fuels	15,263,368	3,755,605	—
Paper and Forest Products	—	6,803,765	—
Wireless Telecommunication Services	—	4,453,343	—
Other Industries	452,579,157	—	—
Exchange-Traded Funds	20,806,185	—	—
Temporary Cash Investments	6,693	12,274,745	—
	$602,607,060	$67,499,510	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$5,630	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$490,458	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $60,035,516.

The value of foreign currency risk derivative instruments as of December 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $5,630 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $490,458 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,259,870 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(86,226) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

20

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$22,458,792	$20,220,628
Long-term capital gains	$93,223,889	$79,878,404

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to redemptions in kind, were made to capital $37,291,616 and distributable earnings $(37,291,616).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$546,308,535
Gross tax appreciation of investments	$128,531,923
Gross tax depreciation of investments	(4,733,888)
Net tax appreciation (depreciation) of investments	123,798,035
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,721
Net tax appreciation (depreciation)	$123,799,756
Undistributed ordinary income	$1,118,055
Accumulated short-term capital losses	$(3,360,669)
Accumulated long-term capital losses	$(5,021,179)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2019	$18.31	0.35	4.62	4.97	(0.41)	(2.19)	(2.60)	$20.68	29.15%	0.85%	1.00%	1.66%	1.51%	41%	$173,105
2018	$22.75	0.29	(3.04)	(2.75)	(0.31)	(1.38)	(1.69)	$18.31	(12.84)%	0.84%	1.00%	1.31%	1.15%	72%	$424,234
2017	$21.12	0.37	2.03	2.40	(0.34)	(0.43)	(0.77)	$22.75	11.69%	0.86%	1.01%	1.68%	1.53%	45%	$457,104
2016	$18.39	0.30	3.71	4.01	(0.33)	(0.95)	(1.28)	$21.12	22.85%	0.87%	1.00%	1.59%	1.46%	49%	$359,606
2015	$19.84	0.24	(0.49)	(0.25)	(0.32)	(0.88)	(1.20)	$18.39	(1.43)%	0.88%	1.00%	1.29%	1.17%	65%	$268,866
Class II
2019	$18.32	0.30	4.65	4.95	(0.38)	(2.19)	(2.57)	$20.70	28.99%	1.00%	1.15%	1.51%	1.36%	41%	$497,924
2018	$22.76	0.24	(3.03)	(2.79)	(0.27)	(1.38)	(1.65)	$18.32	(12.96)%	0.99%	1.15%	1.16%	1.00%	72%	$424,219
2017	$21.13	0.33	2.03	2.36	(0.30)	(0.43)	(0.73)	$22.76	11.47%	1.01%	1.16%	1.53%	1.38%	45%	$922,737
2016	$18.40	0.28	3.70	3.98	(0.30)	(0.95)	(1.25)	$21.13	22.72%	1.02%	1.15%	1.44%	1.31%	49%	$841,525
2015	$19.85	0.21	(0.49)	(0.28)	(0.29)	(0.88)	(1.17)	$18.40	(1.58)%	1.03%	1.15%	1.14%	1.02%	65%	$552,552

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund, one of the funds constituting the American Century Variable Portfolios, Inc. (the "Fund"), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 13, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	64	None
John R. Whitten (1946)	Director	Since 2008	Retired	64	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	79	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $17,504,625, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $93,223,889, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2019.

The fund hereby designates $7,734,825 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2019.

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91446 2002

Annual Report

December 31, 2019

VP Ultra® Fund
Class I (AVPUX)
Class II (AVPSX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPUX	34.58%	14.75%	14.89%	5/1/01
Russell 1000 Growth Index	—	36.39%	14.62%	15.21%	—
S&P 500 Index	—	31.49%	11.69%	13.55%	—
Class II	AVPSX	34.46%	14.58%	14.72%	5/1/02
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2019
Class I — $40,105

Russell 1000 Growth Index — $41,234

S&P 500 Index — $35,666

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Jeff Bourke

Performance Summary

VP Ultra returned 34.46%* for the 12 months ended December 31, 2019, lagging the 36.39% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stocks posted strong returns during the reporting period. Growth stocks outperformed value stocks by a wide margin. Within the Russell 1000 Growth Index, all sectors posted gains, led by information technology, communication services and financials.

Positioning in the energy and health care sectors detracted from performance relative to the benchmark. Stock selection in the health care sector also hampered performance. Stock selection in the consumer discretionary and consumer staples sectors benefited relative performance.

Energy Stocks Were Key Detractors

Stock selection in energy and an overweight allocation to the sector hurt performance relative to the benchmark. The stock price of EOG Resources, an oil and gas exploration and production company, fell as the price of crude oil declined. Oil and gas production company Concho Resources also fell after it reported disappointing quarterly production. The energy environment faced headwinds for much of the year on concerns about the potential for weaker demand in a slowing global economy. We eliminated our holding of Concho.

Stock choices in the health care equipment and supplies and biotechnology industries contributed to underperformance in the health care sector. Key detractors in the sector included Regeneron Pharmaceuticals and UnitedHealth Group. Regeneron uses its genetic database, one of the world’s most comprehensive, to develop therapies in areas such as infectious diseases, immunology and cancer. The stock suffered from the larger macro and political concerns affecting drug company stocks generally. In addition, Regeneron reported earnings below analysts’ estimates, in part because of higher spending on research and development. Managed health care firm UnitedHealth underperformed as presidential election rhetoric elevated market anxiety about regulatory and pricing risk. We believe the company’s use of data analytics and technology positions it well to drive efficiency gains across the health care sector, reducing costs and improving patient outcomes.

Having an underweight position in Microsoft detracted. We hold a sizable stake in Microsoft but own less than the benchmark. Being underrepresented hurt performance as the software company continued to execute at a high level. Azure, Microsoft’s cloud computing offering, grew at a greater-than-expected pace, and the company’s Office 365 service and Windows platform performed well.

Consumer Discretionary Stocks Were Top Contributors

Stock selection in the hotels, restaurants and leisure industry benefited relative performance in the consumer discretionary sector. Chipotle Mexican Grill was a top contributor. The restaurant chain’s new management team has improved operations and enthusiasm for the brand. Through

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

enhanced marketing campaigns, digital ordering technology and a recently launched loyalty program, the company has achieved increased guest frequency and improved sales trends.
Stock selection in the consumer staples sector was beneficial. The Estee Lauder Cos. was a top contributor. The cosmetics firm outperformed due to better-than-expected quarterly earnings driven by strong sales in China, in the travel retail channel and for its skin care products that led to results that exceeded analysts’ expectations.

Other top contributors included payment services company Mastercard. Its stock price increased after reporting consistently strong earnings growth that exceeded expectations. Our holding of Apple outperformed. The company reported better-than-expected results as new products have experienced good demand. The expected launch of 5G iPhones next year also provided a tailwind for the stock. DocuSign was a significant contributor. Its stock price rose after the company reported revenue that beat expectations and offered strong guidance for the fiscal year. The company is a licensing and subscription-based software-as-a-service company focused on simplifying the process of signing and preparing legal documents.

Outlook

We remain confident in our belief that high-quality companies with the capacity for sustained long-term growth will outperform in the long term. Our portfolio positioning reflects opportunities we are seeing as a result of the application of that philosophy and process.

As of December 31, 2019, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the consumer discretionary and communication services sectors. The consumer discretionary overweight reflects our belief that our portfolio companies offer enduring growth, particularly those with dominant global brands and those leveraging technology to drive expansion. Communication services includes large portfolio holdings in Facebook and Alphabet, the parent company of Google.

The industrials and health care sectors represented the largest underweights. The industrials sector underweight reflects a lack of exposure to the air freight and logistics and trading companies and distributors industries, where we have found no companies offering the attractive, sustainable, long-term growth potential that we seek. While we continue to believe that many segments of the health care sector are primed for a golden age of innovation and positive social impact, we remain cautious on some segments due to ongoing political and headline risk.

5

Fund Characteristics

DECEMBER 31, 2019
Top Ten Holdings	% of net assets
Apple, Inc.	10.0%
Alphabet, Inc.*	6.6%
Amazon.com, Inc.	6.0%
Mastercard, Inc., Class A	5.4%
Microsoft Corp.	5.3%
Visa, Inc., Class A	5.1%
Facebook, Inc., Class A	4.2%
UnitedHealth Group, Inc.	3.9%
salesforce.com, Inc.	3.3%
Intuitive Surgical, Inc.	2.7%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
IT Services	14.1%
Interactive Media and Services	11.6%
Software	10.8%
Technology Hardware, Storage and Peripherals	10.0%
Internet and Direct Marketing Retail	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.1%
Exchange-Traded Funds	0.2%
Total Equity Exposure	100.3%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	(0.7)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period(1) 7/1/19 - 12/31/19	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,115.70	$4.32	0.81%
Class II	$1,000	$1,114.90	$5.12	0.96%
Hypothetical
Class I	$1,000	$1,021.12	$4.13	0.81%
Class II	$1,000	$1,020.37	$4.89	0.96%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2019

	Shares	Value
COMMON STOCKS — 100.1%
Aerospace and Defense — 1.5%
Boeing Co. (The)	9,790	$3,189,190
Automobiles — 2.0%
Tesla, Inc.(1)	10,390	4,346,449
Banks — 2.1%
JPMorgan Chase & Co.	17,090	2,382,346
U.S. Bancorp	37,190	2,204,995
		4,587,341
Beverages — 1.4%
Constellation Brands, Inc., Class A	15,480	2,937,330
Biotechnology — 3.3%
Biogen, Inc.(1)	6,350	1,884,235
Bluebird Bio, Inc.(1)	4,670	409,793
Ionis Pharmaceuticals, Inc.(1)	13,260	801,037
Regeneron Pharmaceuticals, Inc.(1)	9,060	3,401,849
Sage Therapeutics, Inc.(1)	7,250	523,377
		7,020,291
Capital Markets — 1.0%
MSCI, Inc.	8,380	2,163,548
Chemicals — 1.1%
Ecolab, Inc.	12,340	2,381,497
Electrical Equipment — 1.2%
Acuity Brands, Inc.	18,610	2,568,180
Electronic Equipment, Instruments and Components — 0.7%
Cognex Corp.	13,830	775,033
Keyence Corp.	2,000	707,907
		1,482,940
Entertainment — 3.7%
Netflix, Inc.(1)	8,880	2,873,302
Walt Disney Co. (The)	34,800	5,033,124
		7,906,426
Food and Staples Retailing — 1.8%
Costco Wholesale Corp.	13,280	3,903,258
Health Care Equipment and Supplies — 4.7%
ABIOMED, Inc.(1)	3,460	590,241
Edwards Lifesciences Corp.(1)	9,120	2,127,605
IDEXX Laboratories, Inc.(1)	5,020	1,310,872
Intuitive Surgical, Inc.(1)	9,880	5,840,562
Tandem Diabetes Care, Inc.(1)	6,360	379,120
		10,248,400
Health Care Providers and Services — 3.9%
UnitedHealth Group, Inc.	28,670	8,428,407

8

	Shares	Value
Hotels, Restaurants and Leisure — 3.4%
Chipotle Mexican Grill, Inc.(1)	4,240	$3,549,346
Starbucks Corp.	38,700	3,402,504
Wingstop, Inc.	5,500	474,265
		7,426,115
Household Products — 0.9%
Colgate-Palmolive Co.	28,450	1,958,498
Interactive Media and Services — 11.6%
Alphabet, Inc., Class A(1)	4,770	6,388,890
Alphabet, Inc., Class C(1)	5,810	7,768,086
Facebook, Inc., Class A(1)	44,370	9,106,943
Tencent Holdings Ltd.	37,300	1,799,298
		25,063,217
Internet and Direct Marketing Retail — 6.0%
Amazon.com, Inc.(1)	6,980	12,897,923
IT Services — 14.1%
Mastercard, Inc., Class A	38,820	11,591,264
PayPal Holdings, Inc.(1)	41,890	4,531,241
Shopify, Inc., Class A(1)	3,360	1,335,869
Square, Inc., Class A(1)	29,210	1,827,378
Visa, Inc., Class A	59,080	11,101,132
		30,386,884
Machinery — 2.6%
Cummins, Inc.	5,640	1,009,334
Donaldson Co., Inc.	11,040	636,125
Nordson Corp.	5,330	867,937
Westinghouse Air Brake Technologies Corp.	22,920	1,783,176
Yaskawa Electric Corp.	32,300	1,218,824
		5,515,396
Oil, Gas and Consumable Fuels — 0.7%
EOG Resources, Inc.	18,580	1,556,261
Personal Products — 1.7%
Estee Lauder Cos., Inc. (The), Class A	18,250	3,769,355
Road and Rail — 1.1%
J.B. Hunt Transport Services, Inc.	20,910	2,441,870
Semiconductors and Semiconductor Equipment — 2.6%
Analog Devices, Inc.	19,900	2,364,916
Applied Materials, Inc.	25,900	1,580,936
Maxim Integrated Products, Inc.	2,100	129,171
Xilinx, Inc.	16,020	1,566,275
		5,641,298
Software — 10.8%
DocuSign, Inc.(1)	34,420	2,550,866
Microsoft Corp.	72,250	11,393,825
Paycom Software, Inc.(1)	4,880	1,292,029
salesforce.com, Inc.(1)	44,130	7,177,303
Splunk, Inc.(1)	6,560	982,491
		23,396,514

9

	Shares	Value
Specialty Retail — 3.6%
Ross Stores, Inc.	23,600	$2,747,512
TJX Cos., Inc. (The)	82,650	5,046,609
		7,794,121
Technology Hardware, Storage and Peripherals — 10.0%
Apple, Inc.	73,800	21,671,370
Textiles, Apparel and Luxury Goods — 2.6%
NIKE, Inc., Class B	39,990	4,051,387
Under Armour, Inc., Class C(1)	77,930	1,494,697
		5,546,084
TOTAL COMMON STOCKS (Cost $71,176,028)		216,228,163
EXCHANGE-TRADED FUNDS — 0.2%
iShares Russell 1000 Growth ETF (Cost $361,198)	2,270	399,338
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.75% - 3.75%, 9/15/21 - 11/15/43, valued at $766,745), in a joint trading account at 1.35%, dated 12/31/19, due 1/2/20 (Delivery value $750,631)		750,575
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 12/15/22, valued at $175,259), at 0.65%, dated 12/31/19, due 1/2/20 (Delivery value $167,006)		167,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	498	498
TOTAL TEMPORARY CASH INVESTMENTS (Cost $918,073)		918,073
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $72,455,299)		217,545,574
OTHER ASSETS AND LIABILITIES — (0.7)%		(1,430,587)
TOTAL NET ASSETS — 100.0%		$216,114,987

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	705,589	JPY	76,759,550	Bank of America N.A.	3/31/20	$(4,220)

NOTES TO SCHEDULE OF INVESTMENTS
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2019
Assets
Investment securities, at value (cost of $72,455,299)	$217,545,574
Receivable for investments sold	130,015
Receivable for capital shares sold	41,567
Dividends and interest receivable	65,333
217,782,489

Liabilities
Payable for capital shares redeemed	1,497,800
Unrealized depreciation on forward foreign currency exchange contracts	4,220
Accrued management fees	132,355
Distribution fees payable	33,127
1,667,502

Net Assets	$216,114,987

Net Assets Consist of:
Capital (par value and paid-in surplus)	$50,081,845
Distributable earnings	166,033,142
$216,114,987

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$59,427,313	2,838,713	$20.93
Class II, $0.01 Par Value	$156,687,674	7,650,991	$20.48

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,887)	$1,621,127
Interest	49,806
1,670,933

Expenses:
Management fees	1,909,513
Distribution fees - Class II	385,334
Directors' fees and expenses	6,493
Other expenses	3,621
2,304,961
Fees waived(1)	(376,718)
1,928,243

Net investment income (loss)	(257,310)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	22,093,100
Forward foreign currency exchange contract transactions	2,585
Foreign currency translation transactions	(508)
22,095,177

Change in net unrealized appreciation (depreciation) on:
Investments	38,699,495
Forward foreign currency exchange contracts	9,467
38,708,962

Net realized and unrealized gain (loss)	60,804,139

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,546,829

(1)	Amount consists of $95,644 and $281,074 for Class I and Class II, respectively.

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018
Increase (Decrease) in Net Assets	December 31, 2019	December 31, 2018
Operations
Net investment income (loss)	$(257,310)	$(226,600)
Net realized gain (loss)	22,095,177	22,712,281
Change in net unrealized appreciation (depreciation)	38,708,962	(19,383,542)
Net increase (decrease) in net assets resulting from operations	60,546,829	3,102,139

Distributions to Shareholders
From earnings:
Class I	(5,458,501)	(4,898,293)
Class II	(17,568,597)	(17,309,527)
Decrease in net assets from distributions	(23,027,098)	(22,207,820)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(6,734,932)	(1,135,768)

Net increase (decrease) in net assets	30,784,799	(20,241,449)

Net Assets
Beginning of period	185,330,188	205,571,637
End of period	$216,114,987	$185,330,188

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2019

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2019 through July 31, 2019, the investment advisor agreed to waive 0.17% of the fund's management fee. Effective August 1, 2019, the investment advisor agreed to waive 0.20% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2019 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	1.00%	0.82%
Class II	0.80% to 0.90%	0.90%	0.72%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $496,762 and $333,291, respectively. The effect of interfund transactions on the Statement of Operations was $27,241 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2019 were $46,874,170 and $73,846,564, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	1,078,082	$20,622,955	1,139,662	$22,572,044
Issued in reinvestment of distributions	302,578	5,458,501	277,681	4,898,293
Redeemed	(960,536)	(18,205,590)	(1,305,755)	(24,707,516)
	420,124	7,875,866	111,588	2,762,821
Class II/Shares Authorized	120,000,000		120,000,000
Sold	779,806	14,501,173	1,371,192	26,010,194
Issued in reinvestment of distributions	994,824	17,568,597	998,243	17,309,527
Redeemed	(2,508,186)	(46,680,568)	(2,447,644)	(47,218,310)
	(733,556)	(14,610,798)	(78,209)	(3,898,589)
Net increase (decrease)	(313,432)	$(6,734,932)	33,379	$(1,135,768)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$212,502,134	$3,726,029	—
Exchange-Traded Funds	399,338	—	—
Temporary Cash Investments	498	917,575	—
	$212,901,970	$4,643,604	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,220	—

17

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $853,767.

The value of foreign currency risk derivative instruments as of December 31, 2019, is disclosed on the Statement of Assets and Liabilities as a liability of $4,220 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,585 in net realized gain (loss) on forward foreign currency exchange contract transactions and $9,467 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	—	$1,282,696
Long-term capital gains	$23,027,098	$20,925,124

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$73,085,799
Gross tax appreciation of investments	$145,266,450
Gross tax depreciation of investments	(806,675)
Net tax appreciation (depreciation) of investments	$144,459,775
Undistributed ordinary income	—
Accumulated long-term gains	$21,573,367

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2019	$17.40	—(3)	5.67	5.67	—	(2.14)	(2.14)	$20.93	34.58%	0.82%	1.00%	(0.01)%	(0.19)%	23%	$59,427
2018	$19.34	—(3)	0.17	0.17	(0.05)	(2.06)	(2.11)	$17.40	0.76%	0.83%	1.00%	0.01%	(0.16)%	29%	$42,081
2017	$15.46	0.05	4.73	4.78	(0.07)	(0.83)	(0.90)	$19.34	32.22%	0.84%	1.00%	0.26%	0.10%	22%	$44,607
2016	$15.47	0.05	0.60	0.65	(0.05)	(0.61)	(0.66)	$15.46	4.45%	0.85%	1.00%	0.34%	0.19%	30%	$38,701
2015	$16.13	0.05	0.95	1.00	(0.07)	(1.59)	(1.66)	$15.47	6.27%	0.85%	1.01%	0.32%	0.16%	35%	$41,490
Class II
2019	$17.08	(0.03)	5.57	5.54	—	(2.14)	(2.14)	$20.48	34.46%	0.97%	1.15%	(0.16)%	(0.34)%	23%	$156,688
2018	$19.02	(0.03)	0.17	0.14	(0.02)	(2.06)	(2.08)	$17.08	0.60%	0.98%	1.15%	(0.14)%	(0.31)%	29%	$143,249
2017	$15.22	0.02	4.65	4.67	(0.04)	(0.83)	(0.87)	$19.02	32.00%	0.99%	1.15%	0.11%	(0.05)%	22%	$160,964
2016	$15.24	0.03	0.59	0.62	(0.03)	(0.61)	(0.64)	$15.22	4.35%	1.00%	1.15%	0.19%	0.04%	30%	$138,411
2015	$15.91	0.03	0.94	0.97	(0.05)	(1.59)	(1.64)	$15.24	6.05%	1.00%	1.16%	0.17%	0.01%	35%	$150,493

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra® Fund, one of the funds constituting the American Century Variable Portfolios, Inc. (the "Fund"), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Ultra® Fund of the American Century Variable Portfolios, Inc. as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 13, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	64	None
John R. Whitten (1946)	Director	Since 2008	Retired	64	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	79	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $23,027,098, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2019.

25

Notes

26

Notes

27

Notes

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91443 2002

Annual Report

December 31, 2019

VP Value Fund
Class I (AVPIX)
Class II (AVPVX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPIX	27.03%	7.76%	11.00%	5/1/96
Russell 1000 Value Index	—	26.54%	8.28%	11.79%	—
S&P 500 Index	—	31.49%	11.69%	13.55%	—
Class II	AVPVX	26.92%	7.61%	10.83%	8/14/01

Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2019
Class I — $28,418

Russell 1000 Value Index — $30,505

S&P 500 Index — $35,666

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.97%	1.12%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, Brian Woglom and Phil Sundell

In April 2019, Dan Gruemmer left the fund's management team.

Performance Summary

VP Value returned 27.03%* for the 12 months ended December 31, 2019, compared with the 26.54% return of its benchmark, the Russell 1000 Value Index.

Stock selection in the consumer staples sector was a key driver of relative outperformance. Stock decisions in industrials and an overweight allocation to the sector also were positive. On the other hand, consumer discretionary was a key detractor. Stock selection in the sector, especially in the textiles, apparel and luxury goods industry, hampered performance. Stock choices in the utilities sector also detracted.

Consumer Staples and Industrials Contribute

Stock selection in the consumer staples sector was beneficial to relative results, especially among food products companies. Within this industry, Mondelez International, a snack food company, positively impacted performance. The stock outperformed due to strong revenue growth.

In the industrials sector, stock selection and an overweight allocation contributed as well. In particular, the stock of General Electric (GE) reflected improved sentiment on GE’s management credibility and turnaround plan. We remained invested given the higher-quality assets in aviation and health care and our belief that the new chief executive officer can lead a faster-than-expected turnaround.

Elsewhere, the portfolio’s position in Anadarko Petroleum was a key contributor. The stock of this global exploration and production company rose after Chevron agreed to acquire Anadarko at a premium. The stock appreciated further after Occidental Petroleum made two higher offers to acquire Anadarko. We exited Anadarko on strength in the stock price.

Consumer Discretionary and Utilities Detract

Stock selection in the consumer discretionary sector had a negative impact on relative results, especially in the textiles, apparel and luxury goods industry, where Tapestry was a major detractor. Selection in utilities, particularly electric utilities, had a small detrimental effect on relative performance. Elsewhere, weak gas prices hurt the stock of natural gas producer EQT, one of the top individual detractors, while opioid litigation fears and worries about a potential drug price-fixing scandal weighed on the stock of Teva Pharmaceutical Industries. Teva settled an opioid case, agreeing to pay the state of Oklahoma $85 million.

During the period, the portfolio owned forward foreign currency exchange contracts to offset the inherent currency risks of holding foreign securities. Exposure to these instruments did not have a material effect on performance.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Portfolio Positioning

Energy is a top relative overweight sector in the portfolio. Our metrics show that our energy holdings offer some of the most compelling valuations across sectors. The portfolio is also overweight in the health care sector. Our bottom-up research has led us to health care stocks with attractive risk/reward profiles, particularly in the pharmaceuticals and health care equipment and supplies industries. We continue to hold a considerable overweight in the financials sector, especially in the banking industry. According to our analysis, our bank holdings remain attractive as valuations have been pressured by low interest rates and a relatively flat interest rate curve. The portfolio is underweight in utilities and real estate. Despite the underperformance of these sectors during the fourth quarter, we believe many utilities and real estate stocks remain richly valued. We own only one holding in each of these sectors: Edison International, an electric utility, and Weyerhaeuser, a timber real estate investment trust.

5

Fund Characteristics

DECEMBER 31, 2019
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.5%
Johnson & Johnson	3.1%
Pfizer, Inc.	3.0%
AT&T, Inc.	2.9%
U.S. Bancorp	2.8%
Berkshire Hathaway, Inc.*	2.8%
Wells Fargo & Co.	2.7%
Verizon Communications, Inc.	2.6%
General Electric Co.	2.5%
Bank of America Corp.	2.4%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Banks	15.7%
Oil, Gas and Consumable Fuels	9.3%
Pharmaceuticals	8.5%
Diversified Telecommunication Services	5.5%
Capital Markets	5.2%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.4%
Foreign Common Stocks*	8.2%
Exchange-Traded Funds	0.4%
Total Equity Exposure	97.0%
Temporary Cash Investments	2.9%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	—**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period(1) 7/1/19 - 12/31/19	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,104.30	$4.03	0.76%
Class II	$1,000	$1,104.20	$4.83	0.91%
Hypothetical
Class I	$1,000	$1,021.37	$3.87	0.76%
Class II	$1,000	$1,020.62	$4.63	0.91%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2019

	Shares	Value
COMMON STOCKS — 96.6%
Airlines — 0.6%
Southwest Airlines Co.	99,180	$5,353,736
Auto Components — 1.0%
BorgWarner, Inc.	108,190	4,693,282
Delphi Technologies plc(1)	292,445	3,752,070
		8,445,352
Automobiles — 1.3%
General Motors Co.	198,894	7,279,520
Honda Motor Co. Ltd.	155,100	4,374,935
		11,654,455
Banks — 15.7%
Bank of America Corp.	608,440	21,429,257
BOK Financial Corp.	23,350	2,040,790
Comerica, Inc.	73,052	5,241,481
JPMorgan Chase & Co.	224,529	31,299,342
M&T Bank Corp.	28,524	4,841,949
PNC Financial Services Group, Inc. (The)	71,832	11,466,542
Truist Financial Corp.	181,310	10,211,379
U.S. Bancorp	422,082	25,025,242
UMB Financial Corp.	64,817	4,449,039
Wells Fargo & Co.	443,272	23,848,034
		139,853,055
Biotechnology — 0.9%
Gilead Sciences, Inc.	116,620	7,577,968
Building Products — 0.4%
Johnson Controls International plc	91,721	3,733,962
Capital Markets — 5.2%
Ameriprise Financial, Inc.	33,423	5,567,603
Bank of New York Mellon Corp. (The)	169,420	8,526,909
BlackRock, Inc.	17,060	8,576,062
Franklin Resources, Inc.	137,723	3,578,043
Invesco Ltd.	366,986	6,598,408
Northern Trust Corp.	65,307	6,938,216
State Street Corp.	81,760	6,467,216
		46,252,457
Communications Equipment — 1.2%
Cisco Systems, Inc.	215,953	10,357,106
Containers and Packaging — 0.7%
Sonoco Products Co.	38,971	2,405,290
WestRock Co.	86,720	3,721,155
		6,126,445

8

	Shares	Value
Diversified Financial Services — 2.8%
Berkshire Hathaway, Inc., Class A(1)	50	$16,979,500
Berkshire Hathaway, Inc., Class B(1)	33,334	7,550,151
		24,529,651
Diversified Telecommunication Services — 5.5%
AT&T, Inc.	659,124	25,758,566
Verizon Communications, Inc.	370,060	22,721,684
		48,480,250
Electric Utilities — 0.2%
Edison International	22,387	1,688,204
Electrical Equipment — 2.9%
Emerson Electric Co.	114,599	8,739,320
Hubbell, Inc.	59,802	8,839,931
nVent Electric plc	335,708	8,587,411
		26,166,662
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	96,300	9,229,392
Energy Equipment and Services — 4.1%
Baker Hughes Co.	364,186	9,334,087
Halliburton Co.	324,410	7,938,313
National Oilwell Varco, Inc.	165,892	4,155,595
Schlumberger Ltd.	381,230	15,325,446
		36,753,441
Equity Real Estate Investment Trusts (REITs) — 0.7%
Weyerhaeuser Co.	217,850	6,579,070
Food and Staples Retailing — 2.1%
Koninklijke Ahold Delhaize NV	218,260	5,470,003
Walmart, Inc.	107,988	12,833,294
		18,303,297
Food Products — 3.4%
Conagra Brands, Inc.	115,320	3,948,557
Kellogg Co.	116,127	8,031,343
Mondelez International, Inc., Class A	212,726	11,716,948
Orkla ASA	668,220	6,772,358
		30,469,206
Health Care Equipment and Supplies — 3.9%
Medtronic plc	146,347	16,603,067
Siemens Healthineers AG	129,862	6,235,861
Zimmer Biomet Holdings, Inc.	80,463	12,043,702
		34,882,630
Health Care Providers and Services — 3.1%
Cardinal Health, Inc.	246,030	12,444,198
Cigna Corp.	20,510	4,194,090
McKesson Corp.	81,010	11,205,303
		27,843,591
Hotels, Restaurants and Leisure — 0.6%
Carnival Corp.	105,554	5,365,310

9

	Shares	Value
Household Products — 2.3%
Procter & Gamble Co. (The)	160,266	$20,017,223
Industrial Conglomerates — 3.4%
General Electric Co.	2,010,504	22,437,225
Siemens AG	58,530	7,651,036
		30,088,261
Insurance — 3.1%
Chubb Ltd.	82,749	12,880,709
MetLife, Inc.	117,679	5,998,099
Reinsurance Group of America, Inc.	40,266	6,565,774
Unum Group	56,820	1,656,871
		27,101,453
Leisure Products — 0.4%
Mattel, Inc.(1)(2)	287,759	3,899,134
Machinery — 1.4%
Cummins, Inc.	19,330	3,459,297
IMI plc	601,450	9,411,555
		12,870,852
Metals and Mining — 0.5%
BHP Group Ltd.	161,360	4,419,717
Multiline Retail — 0.5%
Target Corp.	37,387	4,793,387
Oil, Gas and Consumable Fuels — 9.3%
Apache Corp.	87,378	2,236,003
Chevron Corp.	162,720	19,609,387
Cimarex Energy Co.	127,421	6,688,328
ConocoPhillips	129,724	8,435,952
Devon Energy Corp.	371,427	9,645,959
EQT Corp.	451,551	4,921,906
Noble Energy, Inc.	481,525	11,961,081
Royal Dutch Shell plc, B Shares	275,260	8,202,081
TOTAL SA	190,159	10,508,615
		82,209,312
Paper and Forest Products — 0.5%
Mondi plc	185,590	4,381,141
Pharmaceuticals — 8.5%
Allergan plc	44,470	8,501,330
Johnson & Johnson	185,742	27,094,186
Merck & Co., Inc.	89,802	8,167,492
Pfizer, Inc.	677,919	26,560,866
Teva Pharmaceutical Industries Ltd. ADR(1)	512,086	5,018,443
		75,342,317
Road and Rail — 1.1%
Heartland Express, Inc.	466,969	9,829,697
Semiconductors and Semiconductor Equipment — 3.1%
Applied Materials, Inc.	50,634	3,090,699
Intel Corp.	299,837	17,945,245
10

	Shares	Value
QUALCOMM, Inc.	69,890	$6,166,395
		27,202,339
Software — 1.1%
Oracle Corp. (New York)	178,243	9,443,314
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	55,991	8,967,519
Technology Hardware, Storage and Peripherals — 0.5%
HP, Inc.	237,557	4,881,796
Textiles, Apparel and Luxury Goods — 1.4%
Ralph Lauren Corp.	39,710	4,654,806
Tapestry, Inc.	282,164	7,609,963
		12,264,769
Trading Companies and Distributors — 1.2%
MSC Industrial Direct Co., Inc., Class A	137,762	10,810,184
TOTAL COMMON STOCKS (Cost $646,328,134)		858,167,655
EXCHANGE-TRADED FUNDS — 0.4%
iShares Russell 1000 Value ETF (Cost $3,099,344)	22,720	3,100,826
TEMPORARY CASH INVESTMENTS — 2.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.75% - 3.75%, 9/15/21 - 11/15/43, valued at $21,171,308), in a joint trading account at 1.35%, dated 12/31/19, due 1/2/20 (Delivery value $20,726,374)		20,724,820
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 12/15/22, valued at $4,706,961), at 0.65%, dated 12/31/19, due 1/2/20 (Delivery value $4,612,167)		4,612,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,951	12,951
TOTAL TEMPORARY CASH INVESTMENTS (Cost $25,349,771)		25,349,771
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,253,196)	1,253,196	1,253,196
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $676,030,445)		887,871,448
OTHER ASSETS AND LIABILITIES†		94,370
TOTAL NET ASSETS — 100.0%		$887,965,818

11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,270,055	AUD	4,762,137	Bank of America N.A.	3/31/20	$(79,049)
USD	22,059,632	EUR	19,649,783	Credit Suisse AG	3/31/20	(103,274)
USD	15,982,071	GBP	12,132,731	JPMorgan Chase Bank N.A.	3/31/20	(127,688)
USD	500,014	GBP	384,871	JPMorgan Chase Bank N.A.	3/31/20	(11,015)
JPY	10,818,225	USD	99,348	Bank of America N.A.	3/31/20	690
USD	3,444,159	JPY	374,682,825	Bank of America N.A.	3/31/20	(20,597)
USD	4,896,520	NOK	44,142,613	Goldman Sachs & Co.	3/31/20	(132,717)
						$(473,650)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,899,134. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $4,044,046, which includes securities collateral of $2,790,850.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2019
Assets
Investment securities, at value (cost of $674,777,249) — including $3,899,134 of securities on loan	$886,618,252
Investment made with cash collateral received for securities on loan, at value (cost of $1,253,196)	1,253,196
Total investment securities, at value (cost of $676,030,445)	887,871,448
Foreign currency holdings, at value (cost of $178)	180
Receivable for investments sold	2,234,085
Receivable for capital shares sold	333,618
Unrealized appreciation on forward foreign currency exchange contracts	690
Dividends and interest receivable	1,367,980
Securities lending receivable	749
891,808,750

Liabilities
Payable for collateral received for securities on loan	1,253,196
Payable for investments purchased	969,628
Payable for capital shares redeemed	525,436
Unrealized depreciation on forward foreign currency exchange contracts	474,340
Accrued management fees	524,677
Distribution fees payable	95,655
3,842,932

Net Assets	$887,965,818

Net Assets Consist of:
Capital (par value and paid-in surplus)	$712,355,289
Distributable earnings	175,610,529
$887,965,818

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$432,638,545	36,904,472	$11.72
Class II, $0.01 Par Value	$455,327,273	38,796,086	$11.74

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $208,665)	$23,911,507
Interest	433,643
Securities lending, net	5,341
24,350,491

Expenses:
Management fees	7,796,892
Distribution fees - Class II	1,102,088
Directors' fees and expenses	26,629
Other expenses	9,466
8,935,075
Fees waived(1)	(1,763,916)
7,171,159

Net investment income (loss)	17,179,332

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(12,487,426)
Forward foreign currency exchange contract transactions	1,314,123
Foreign currency translation transactions	9,218
(11,164,085)

Change in net unrealized appreciation (depreciation) on:
Investments	195,154,464
Forward foreign currency exchange contracts	(218,343)
Translation of assets and liabilities in foreign currencies	(305)
194,935,816

Net realized and unrealized gain (loss)	183,771,731

Net Increase (Decrease) in Net Assets Resulting from Operations	$200,951,063

(1)	Amount consists of $845,350 and $918,566 for Class I and Class II, respectively.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018
Increase (Decrease) in Net Assets	December 31, 2019	December 31, 2018
Operations
Net investment income (loss)	$17,179,332	$14,630,610
Net realized gain (loss)	(11,164,085)	33,067,757
Change in net unrealized appreciation (depreciation)	194,935,816	(124,776,338)
Net increase (decrease) in net assets resulting from operations	200,951,063	(77,077,971)

Distributions to Shareholders
From earnings:
Class I	(32,302,930)	(7,272,710)
Class II	(34,385,367)	(6,903,898)
Decrease in net assets from distributions	(66,688,297)	(14,176,608)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(25,024,577)	(77,965,717)

Net increase (decrease) in net assets	109,238,189	(169,220,296)

Net Assets
Beginning of period	778,727,629	947,947,925
End of period	$887,965,818	$778,727,629

See Notes to Financial Statements.

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Notes to Financial Statements

DECEMBER 31, 2019

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,253,196	—	—	—	$1,253,196
Gross amount of recognized liabilities for securities lending transactions					$1,253,196

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

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Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2019 through July 31, 2019 the investment advisor agreed to waive 0.20% of the fund's management fee. Effective August 1, 2019, the investment advisor agreed to waive 0.22% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2019 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	0.97%	0.76%
Class II	0.80% to 0.90%	0.87%	0.66%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,508,769 and $10,795,226, respectively. The effect of interfund transactions on the Statement of Operations was $775,150 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2019 were $371,351,471 and $448,778,706, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	600,000,000		600,000,000
Sold	2,513,589	$26,977,393	3,689,053	$41,439,244
Issued in reinvestment of distributions	3,012,027	31,542,121	654,963	7,107,654
Redeemed	(6,038,295)	(65,176,821)	(8,223,640)	(92,362,060)
	(512,679)	(6,657,307)	(3,879,624)	(43,815,162)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	2,363,882	25,395,711	4,792,619	53,358,191
Issued in reinvestment of distributions	3,282,949	34,385,367	636,465	6,903,898
Redeemed	(7,192,474)	(78,148,348)	(8,330,934)	(94,412,644)
	(1,545,643)	(18,367,270)	(2,901,850)	(34,150,555)
Net increase (decrease)	(2,058,322)	$(25,024,577)	(6,781,474)	$(77,965,717)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	$7,279,520	$4,374,935	—
Food and Staples Retailing	12,833,294	5,470,003	—
Food Products	23,696,848	6,772,358	—
Health Care Equipment and Supplies	28,646,769	6,235,861	—
Industrial Conglomerates	22,437,225	7,651,036	—
Machinery	3,459,297	9,411,555	—
Metals and Mining	—	4,419,717	—
Oil, Gas and Consumable Fuels	63,498,616	18,710,696	—
Paper and Forest Products	—	4,381,141	—
Other Industries	628,888,784	—	—
Exchange-Traded Funds	3,100,826	—	—
Temporary Cash Investments	12,951	25,336,820	—
Temporary Cash Investments - Securities Lending Collateral	1,253,196	—	—
	$795,107,326	$92,764,122	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$690	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$474,340	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $52,913,272.

The value of foreign currency risk derivative instruments as of December 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $690 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $474,340 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,314,123 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(218,343) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

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8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$27,413,041	$14,119,625
Long-term capital gains	$39,275,256	$56,983

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$732,034,473
Gross tax appreciation of investments	$165,192,781
Gross tax depreciation of investments	(9,355,806)
Net tax appreciation (depreciation) of investments	155,836,975
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(906)
Net tax appreciation (depreciation)	$155,836,069
Undistributed ordinary income	$6,958,724
Accumulated long-term gains	$12,815,736

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2019	$10.01	0.23	2.36	2.59	(0.23)	(0.65)	(0.88)	$11.72	27.03%	0.77%	0.98%	2.11%	1.90%	45%	$432,639
2018	$11.21	0.19	(1.20)	(1.01)	(0.19)	—(3)	(0.19)	$10.01	(9.15)%	0.78%	0.97%	1.70%	1.51%	51%	$374,518
2017	$10.48	0.18	0.73	0.91	(0.18)	—	(0.18)	$11.21	8.75%	0.80%	0.97%	1.71%	1.54%	30%	$462,812
2016	$8.85	0.17	1.62	1.79	(0.16)	—	(0.16)	$10.48	20.48%	0.81%	0.98%	1.77%	1.60%	46%	$461,586
2015	$9.41	0.18	(0.54)	(0.36)	(0.20)	—	(0.20)	$8.85	(3.88)%	0.80%	0.97%	1.96%	1.79%	47%	$407,398
Class II
2019	$10.02	0.21	2.37	2.58	(0.21)	(0.65)	(0.86)	$11.74	26.92%	0.92%	1.13%	1.96%	1.75%	45%	$455,327
2018	$11.22	0.18	(1.21)	(1.03)	(0.17)	—(3)	(0.17)	$10.02	(9.28)%	0.93%	1.12%	1.55%	1.36%	51%	$404,210
2017	$10.49	0.17	0.72	0.89	(0.16)	—	(0.16)	$11.22	8.58%	0.95%	1.12%	1.56%	1.39%	30%	$485,136
2016	$8.86	0.15	1.63	1.78	(0.15)	—	(0.15)	$10.49	20.28%	0.96%	1.13%	1.62%	1.45%	46%	$489,026
2015	$9.42	0.17	(0.55)	(0.38)	(0.18)	—	(0.18)	$8.86	(4.02)%	0.95%	1.12%	1.81%	1.64%	47%	$410,920

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund, one of the funds constituting the American Century Variable Portfolios, Inc. (the "Fund"), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 13, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	64	None
John R. Whitten (1946)	Director	Since 2008	Retired	64	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	79	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $20,743,668, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $39,275,256, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2019.

The fund hereby designates $10,202,555 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2019.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91440 2002

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $200,110
FY 2019:    $200,120

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018: $0 FY 2019: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018: $0 FY 2019: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018: $0 FY 2019: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018: $0 FY 2019: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $115,750
FY 2019:    $119,500

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	February 25, 2020

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	February 25, 2020